UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EAGLE POINT CREDIT COMPANY INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

EAGLE POINT CREDIT COMPANY INC.

600 Steamboat Road, Suite 202
Greenwich, CT 06830

[ ], 2025

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Meeting”) of Eagle Point Credit Company Inc. (the “Company”) to be held on December 17, 2025, at 8:00 a.m., Eastern Time, at 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

The Notice of the Special Meeting of Stockholders and the Proxy Statement accompanying this letter describe the business to be conducted at the Meeting. At the Meeting, holders of the outstanding shares of the Company’s common stock and the outstanding shares of the Company’s preferred stock, voting together as a single class, will be asked:

1.	To approve a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board recommends voting “FOR” the proposal TO APPROVE A CHANGE IN THE COMPANY’S LEGAL FORM FROM A DELAWARE CORPORATION TO A DELAWARE STATUTORY TRUST.

On September 23, 2025, the Board of Directors (the “Board”) of the Company approved a Plan of Conversion providing for the Company to convert from a Delaware corporation to a Delaware statutory trust (the “Conversion”) and approved the Company’s proposed organizational documents under Delaware law. In connection with the Conversion, the Board also approved a name change of the Company. If stockholders approve the Proposal, the Company will be known as the Eagle Point Credit Company. The Board determined that the Conversion is in the best interest of the Company and its stockholders because the Delaware statutory trust form offers a number of advantages over the current Delaware corporate form.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

Sincerely yours,

/s/ Thomas P. Majewski
Thomas P. Majewski, Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2025

The Proxy Statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2024, are available at www.eaglepointcreditcompany.com.

In addition, copies of the Company’s most recent annual and semi-annual report, including financial statements, have previously been transmitted to the Company’s stockholders. The Company will furnish to any stockholder upon request, without charge, an additional copy of the Company’s most recent annual report and semi-annual report to stockholders. Annual reports and semi-annual reports to stockholders may be obtained by writing to Courtney Fandrick, Secretary, Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, by calling toll-free (844) 810-6501 or by visiting the Company’s website at www.eaglepointcreditcompany.com.

The following information applicable to the Meeting is found in the Proxy Statement and accompanying proxy card:

●	The date, time and location of the meeting;
●	A list of the matters intended to be acted on and the recommendation of the Company’s Board of Directors regarding those matters; and
●	Any control/identification numbers that you need to access your proxy card, as applicable.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 17, 2025

EAGLE POINT CREDIT COMPANY INC.

600 Steamboat Road, Suite 202
Greenwich, CT 06830

To the Stockholders of Eagle Point Credit Company Inc. (the “Company”):

Notice is hereby given that a Special Meeting of Stockholders of the Company (the “Meeting”) will be held at the offices of the Company at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, on December 17, 2025, at 8:00 a.m., Eastern Time.

At the Meeting, you will be asked to approve the following proposals, as outlined below and more fully described in the accompanying Proxy Statement:

1.	To approve a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company has fixed the close of business on October 24, 2025, as the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. This Notice of Special Meeting of Stockholders, this Proxy Statement and a proxy card are first being sent to stockholders on or about [ ], 2025.

By order of the Board of Directors of the Company,

/s/ Courtney B. Fandrick
Courtney B. Fandrick
Secretary
Greenwich, CT

[   ], 2025

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled. If you have any questions regarding the proxy materials please call (844) 810-6501.

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached proxy statement (the “Proxy Statement”) or incorporated by reference into the Proxy Statement with respect to the Conversion. You should carefully read the entire Proxy Statement because it contains details that are not in the Questions & Answers.

Why am I receiving the enclosed Proxy Statement?

We are sending the enclosed Proxy Statement to you for your information in connection with the Company’s solicitation of your vote to approve the Proposal.

What is the Proposal?

Stockholders are being asked to approve the conversion of the Company from a Delaware corporation to a Delaware statutory trust pursuant to the Plan of Conversion (“Proposal”). Approval of the Proposal will result in the Company changing from a Delaware corporation to a Delaware statutory trust. If the Proposal is approved, the Company will be governed by new organizational documents required under Delaware law including a Declaration of Trust, which is attached as Appendix A to the Proxy Statement. The Proposal is described in detail in the enclosed Proxy Statement.

What are the benefits of converting from a Delaware Corporation to a Delaware Statutory Trust?

The benefits of converting to a Delaware statutory trust include: (i) greater flexibility and the potential for meaningful operating efficiencies; (ii) the ability to issue an unlimited number of common and preferred shares without the uncertainty and substantial costs associated with further shareholder approval; and (iii) not being subject to the Delaware corporate franchise tax.

Will the Conversion constitute a taxable event for the Company’s Stockholders?

No. It is not anticipated that the Conversion will constitute a taxable event for the Company or its stockholders. As a result of the Conversion, the Company’s business structure will change from a Delaware corporation to a Delaware statutory trust. In all respects other than its business structure, the Conversion will preserve the continuance of the Company’s legal existence and performance and accounting history.

Has the Board approved the Proposal?

Yes, at a meeting held on September 23, 2025, the Board approved the Proposal and recommended that stockholders vote FOR the Proposal.

When is the Meeting?

The Meeting will be held on December 17, 2025, at 8:00 a.m., Eastern Time.

How many votes do I have?

Each share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), the Company’s 6.50% Series C Term Preferred Stock due 2031, par value $0.001 per share (the “Series C Preferred Stock”), the Company’s 6.75% Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), the Company’s 8.00% Series F Term Preferred Stock due 2029, par value $0.001 per share (the “Series F Preferred Stock”), the Company’s 7.00% Series AA Convertible and Perpetual Preferred Stock, par value $0.001 per share (the “Series AA Preferred Stock”), and the Company’s 7.00% Series AB Convertible and Perpetual Preferred Stock, par value $0.001 per share (the “Series AB Preferred Stock” and, collectively with the Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series AA Preferred Stock, “Preferred Stock”), that you owned as of the close of business on the record date (the “Record Date”) entitles you to one vote on the Proposal. The Record Date for the Meeting is the close of business on October 24, 2025. Only stockholders of record as of the close of business on October 24, 2025, may vote at the Meeting.

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What will holders of the Company’s stock hold after the Conversion?

After the Conversion, every existing share of Common Stock held by a holder of Common Stock will become a common share of beneficial interest and every existing share of Preferred Stock held by a holder of Preferred Stock will become a preferred share of beneficial interest of the same series. Therefore, after the Conversion, holders of Common Stock will hold one common share of beneficial interest for each share of Common Stock held prior to the Conversion, and holders of Preferred Stock will hold one preferred share of beneficial interest for each share of Preferred Stock held prior to the Conversion.

Will the holders of the Company’s stock be able to exercise appraisal rights in connection with the Conversion?

Holders of the Series AA Preferred Stock and Series AB Preferred Stock (together, the “Unlisted Preferred Stock”) will be entitled to exercise appraisal rights with respect to the Conversion in accordance with Section 262 of the Delaware General Corporation Law. For more information, see “Appraisal Rights” in the Proxy Statement. Holders of the Company’s other Preferred Stock and Common Stock will not be entitled to exercise appraisal rights with respect to the Conversion.

Will the Company have to pay any fees or expenses in connection with the Proposal?

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice and the enclosed proxy card. The Company intends to use the services of EQ Fund Solutions to aid in the solicitation and collection of proxy votes. The Company will also incur fees of legal counsel who have advised on the proposed Conversion and certain related matters.

Who do I call if I have questions?

If you need any assistance or have any questions regarding the Proposal or how to vote your shares of Common Stock or shares of Preferred Stock, please call EQ Fund Solutions at [ ] during [regular business hours]. Please have your proxy materials available when you call.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Dated: October 16, 2025

EAGLE POINT CREDIT COMPANY INC.

600 Steamboat Road, Suite 202
Greenwich, CT 06830

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 17, 2025

[   ], 2025

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board,” and each member, a “Director”) of the holders of the capital stock (the “Stockholders”) of Eagle Point Credit Company Inc. (the “Company,” “we,” “us” or “our”) of proxies to be voted at the Special Meeting of Stockholders (the “Meeting”) and any adjournment(s) or postponement(s) thereof. The Meeting will be held at our offices, which are located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, on December 17, 2025, at 8:00 a.m., Eastern Time. The Notice of Special Meeting of Stockholders (the “Notice”), this Proxy Statement and a proxy card are first being sent to Stockholders on or about [ ], 2025. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2024 (the “Annual Report”) was previously transmitted to the Stockholders and is also available to Stockholders, without charge, upon request by writing to Courtney Fandrick, Secretary, Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, by calling (844) 810-6501 or by visiting the Company’s website at www.eaglepointcreditcompany.com.

The Board has fixed the close of business on October 24, 2025, as the record date (the “Record Date”) for the determination of Stockholders entitled to receive notice of, and to vote at, the Meeting. The Meeting is scheduled as a meeting of all Stockholders. As of the Record Date, [ ] shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), were issued and outstanding, [ ] shares of the Company’s 6.50% Series C Term Preferred Stock due 2031, par value $0.001 per share (the “Series C Preferred Stock”), were issued and outstanding, [ ] shares of the Company’s 6.75% Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), were issued and outstanding, [ ] shares of the Company’s 8.00% Series F Term Preferred Stock due 2029, par value $0.001 per share (the “Series F Preferred Stock”), were issued and outstanding, [ ] shares of the Company’s 7.00% Series AA Convertible and Perpetual Preferred Stock, par value $0.001 per share (the “Series AA Preferred Stock”), were issued and outstanding, and [ ] shares of the Company’s 7.00% Series AB Convertible and Perpetual Preferred Stock, par value $0.001 per share (the “Series AB Preferred Stock” and, collectively with the Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series AA Preferred Stock, the “Preferred Stock”), were issued and outstanding.

Stockholders of record may vote by mail by returning a properly executed proxy card or in person by attending the Meeting. Shares of Common Stock and Preferred Stock represented by duly executed and timely delivered proxies will be voted as instructed on the proxy.

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At any time before it has been voted, your proxy may be revoked in one of the following ways: (1) by a signed, written letter of revocation delivered on any business day before the date of the Meeting to the Secretary of the Company at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, (2) by properly completing and executing a later-dated proxy and returning it in time to be received before the Meeting, or (3) by attending the Meeting and voting in person. Please call (844) 810-6501 for information on how to obtain directions to attend the Meeting and vote in person.

Purpose of Meeting

At the Meeting, Stockholders will be asked to approve the following proposals:

1.	To approve a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Quorum

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the Company’s capital stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum. Proxies that reflect abstentions will be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Meeting shall have power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until a quorum shall be present or represented. At such adjourned Meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each Stockholder entitled to vote at the Meeting.

Vote Required

The Stockholders of record on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Stockholders, and a fractional vote with respect to fractional shares. Votes cast by proxy or in person at the Meeting will be counted by the Company’s proxy tabulation firm.

The Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock as of the Record Date.

If you vote “ABSTAIN” with respect to the Proposal, your shares will not be voted with respect to the Proposal. Abstentions and capital stock not represented at the Meeting will have the same effect as a vote against the Proposal.

If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted “FOR” the Proposal described in this Proxy Statement.

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Adjournment

The Meeting may be adjourned for such periods as the presiding officer of the Meeting or the Stockholders present in person or by proxy and entitled to vote shall direct.

Additional Information

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice and the enclosed proxy card. The Company intends to use the services of EQ Fund Solutions to aid in the solicitation and collection of proxy votes. The estimated cost for such services is $200,000. We have requested that brokers, nominees, fiduciaries and other persons holding shares of Common Stock or Preferred Stock in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing. In addition, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by Directors or officers of the Company, officers or employees of Eagle Point Credit Management LLC, our investment adviser (the “Adviser”), Eagle Point Administration LLC, our administrator (the “Administrator”), and/or by a retained solicitor. No additional compensation will be paid to such Directors, officers or regular employees for such services.

As of the date of this Proxy Statement, the Board, the Company’s officers and the Adviser know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

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PROPOSAL: approve a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust

The Company is currently organized as a Delaware corporation under the Delaware General Corporation Law (the “DGCL”). Should Stockholders approve the Conversion, the Company proposes to convert from a Delaware corporation to a Delaware statutory trust.

At a meeting held on September 23, 2025, the Board approved the Conversion and the Company’s organizational documents under Delaware law, including a Declaration of Trust, which is attached as Appendix A hereto, pursuant to a Plan of Conversion, which is attached as Appendix B hereto. In connection with the Conversion, the Board also approved a name change of the Company. If the Stockholders approve the Proposal, the Company will be known as the Eagle Point Credit Company.

If the Conversion is approved and occurs, you will become a shareholder of a registered closed-end fund organized as a Delaware statutory trust instead of a Delaware corporation and any share of Common Stock held will become a common share of beneficial interest and any share of Preferred Stock held will become a preferred share of beneficial interest of the same series. The Company’s shares that are listed and traded on the NYSE will continue to be listed and traded on the NYSE under the same ticker symbols, and the Company will remain subject to the rules of the NYSE and the standards set forth in the NYSE’s Listed Company Manual.

The Board believes that the Delaware statutory trust is the most favorable form of organization for registered investment companies due to a variety of advantages associated with that form of organization, as discussed below.

Potential Benefits of the Proposal

The Conversion would conform the Company’s business form with the form commonly utilized by registered closed-end funds. Delaware is known for its sophisticated business courts and a well-established body of legal precedent governing business entities generally and investment companies specifically, which might be relied upon for interpretation of the relevant statutes. The Board believes that the comprehensive body of law in Delaware will remain beneficial to the Company following the Conversion. The Delaware Statutory Trust Act (the “DSTA”), which governs the formation and operation of Delaware statutory trusts, has developed to accommodate the unique governance needs of investment companies. For example, the DSTA entitles shareholders to the same limitation of personal liability extended to shareholders of Delaware for-profit corporations (generally limited to the price of the stock).

The Board believes that the Delaware statutory trust form of organization provides flexibility to the Company in terms of its administration, which potentially could lead to greater operating efficiencies and lower expenses for shareholders, certainty regarding limiting liability for the obligations of the Company and its Directors, and flexibility in structuring shareholder voting rights and shareholder meetings. For example, a Delaware statutory trust is not required to hold an annual meeting of shareholders, subject to the requirements of a securities exchange on which the trust’s shares may be listed. In addition, the Company may be able to realize greater operating efficiencies because the Delaware statutory trust form would permit the Company to operate under uniform, modern and flexible governing documents that would streamline the governance process and could reduce costs associated with governance and compliance monitoring. Additionally, as a Delaware statutory trust, the Company would not be subject to the annual Delaware corporate franchise tax. For context, in respect of the Company’s 2024 tax year, the Company paid $100,000 in Delaware corporate franchise tax (the current maximum amount under Delaware law).

4

As a Delaware statutory trust, the Company would be permitted to authorize the issuance of an unlimited number of common and preferred shares of beneficial interest without any action by shareholders. The Board believes that it is in the best interests of the Company and its shareholders to grant the Company, as it continues to grow, the ability to issue an unlimited number of common and preferred shares of beneficial interest without incurring the additional costs associated with soliciting a shareholder vote at an annual or special meeting. The Board believes that, in the future, occasions may arise where the time required to obtain shareholder approval to issue additional shares of beneficial interest might adversely delay the Company’s ability to enter into a desirable transaction. In particular, the ability to issue an unlimited number of shares of beneficial interest would permit the Company to continue issuing new shares in connection with the current at-the-market (“ATM”) offering program and any future ATM offering programs without seeking shareholder approval of future issuances. In addition, the ability to issue an unlimited number of preferred shares of beneficial interest would permit the Company to efficiently leverage its portfolio and take advantage of certain investment opportunities with timely investments. Importantly, consistent with Section 23(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Company may only issue and sell common shares at a price that is equal to or above its current net asset value per share (exclusive of any distributing commission or discount). Accordingly, any issuances of common shares by the Company would generally be accretive or neutral to the book value per share of existing common shareholders.

Potential Risks of the Proposal

As described above, the Proposal would allow for the Company to issue an unlimited number of shares of beneficial interest as Delaware statutory trust. Any future issuances of additional shares would have the effect of diluting the voting rights of existing shareholders and, in respect of the Company’s common shares, could have the effect of diluting earnings per share if the Company is unable to timely invest the proceeds in adequately yielding assets. In addition, the availability for issuance of additional shares could discourage and make more difficult efforts to obtain control of the Company. For example, the Company’s authorized but unissued shares could be issued in one or more transactions that could delay, defer or prevent a transaction or change in control of the Company that might involve a premium price for its shareholders or otherwise be in their best interest. As of the date of this proxy statement, the Company and the Board are not aware of any attempt or plan to obtain control of the Company, and anti-takeover considerations are not part of the Board’s rationale for recommending the Proposal. In addition, any future issuance of preferred shares would increase the leverage incurred by the Company. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested thereby increasing the risk associated with investing in the Company. Importantly, however, the Company will remain subject to the minimum asset coverage limitations under the 1940 Act (currently 200% in respect of preferred shares). The Company also currently intends to maintain its policy to operate, over the long term, with leverage within a range of 27.5% to 37.5% of total assets under normal market conditions.

Comparison of Stockholder Rights

Following the approval of the Proposal, the Company will be a Delaware statutory trust and the rights of its shareholders, Trustees and officers will be governed by the DSTA and by the Declaration of Trust, which is attached as Appendix A hereto, and By-Laws (collectively with the proposed Declaration of Trust, the “Organizational Documents”). Currently, the Company is organized as a Delaware corporation, and the rights of its Stockholders, Directors and officers are governed by the DGCL and the Company’s existing certificate of incorporation (the “Charter”) and existing bylaws (together with the Charter, the “Existing Organizational Documents”). Copies of the Existing Organizational Documents are available on the Company’s website at https://www.eaglepointcreditcompany.com/ and on the SEC’s website at http://www.sec.gov.

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The following is a summary of the similarities and differences between the rights of the Company’s Stockholders under the Existing Organizational Documents, under the Organizational Documents and under the DGCL and DSTA. It is not intended to be complete and is qualified in its entirety by reference to the Declaration of Trust, the Existing Organizational Documents and applicable law, including the DSTA, the DGCL and the 1940 Act.

	Current	Following Conversion
Capital Structure

The Company’s authorized stock consists of:

●   200,000,000 shares of common stock, par value $0.001 per share; and

●   20,000,000 shares of Preferred Stock, par value $0.001 per share.

Increases in the number of authorized shares of the Company’s capital stock generally require stockholder approval.

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each class.

	Common Stock All shares of Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.	Common Shares Substantively the same.

Preferred Stock

The Board is authorized to classify and reclassify any unissued shares of Preferred Stock into other classes or series of Preferred Stock without stockholder approval.

The Board is required to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares prior to issuance.

Preferred Shares Substantively the same.

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	Current	Following Conversion
Annual Meetings	Required to hold an annual meeting of stockholders.

The Organizational Documents and the DSTA do not require that trusts hold annual meetings of shareholders; however, the trust would be required to hold annual shareholder meetings under applicable exchange listing requirements.

Special Meetings

Special meetings of stockholders may be called for any purpose(s), unless otherwise prescribed by statute or the Charter, by the Secretary only at the request of the Chairman of the Board, Chief Executive officer or by a resolution duly adopted by the affirmative vote of a majority of the Board.

Special meetings of shareholders may be called at any time by a majority of the trustees or the Chief Executive Officer. Except as required by federal law, including the 1940 Act, shareholders shall not be entitled to call meetings of the shareholders. To the extent required by federal law, including the 1940 Act, meetings of the shareholders of the trust shall be called by the secretary of the trust upon the written request of the shareholders owning the requisite percentage amount of the outstanding shares entitled to vote.

Trustee Action by Written Consent	The Board or a committee may take action without a meeting if all members of the Board or of the committee, as applicable, consent thereto in writing or by electronic transmission.

The Board or a committee may take action without a meeting if the number of the trustees or members of the committee, as applicable, required for approval of such action at a meeting consent to the action in writing or by electronic transmission.

Quorum

The holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Charter.

Substantively the same.
Shareholder Voting Standard

Subject to any requirements of law or the Existing Organizational Documents, in matters other than the election of Directors, stockholders may approve a proposal by a majority of votes cast. Directors shall be elected by a plurality of votes cast by stockholders present in person or by proxy.

Each share of capital stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of Directors, except for Directors to be elected exclusively by holders of shares of Preferred Stock.

There is no cumulative voting in the election of Directors.

Substantively the same, except for the election of trustees. Trustees shall be elected by (i) a plurality of votes cast by shareholders in an uncontested election or (ii) a majority of the shares outstanding in a contested election, in each case at any meeting at which a quorum is present.

The term of any trustee who fails to receive sufficient votes for re-election shall hold-over as trustee for the subsequent three-year term and until a successor trustee is duly elected and shall have qualified; provided that, the hold-over term may be reduced to a two- or one-year term at any time and for any reason by the Board (excluding the hold-over trustee).

There is no cumulative voting in the election of trustees.

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	Current	Following Conversion
Shareholder Action by Written Consent

Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter.

Shareholders may not take action by written consent.
Notice	Notice of each meeting of stockholders is required to be given not less than ten (10) nor more than sixty (60) days before the date of the meeting.	Notice of each meeting of shareholders is required to be given not less than ten (10) days nor more than 120 days before the date of the meeting.
Liability of Stockholders	Stockholders generally do not have personal liability for the Company’s obligations.	Substantively the same.
Dividends and Distributions

Distributions may be paid to holders of capital stock if, as and when authorized by the Board and declared by the Company out of funds legally available therefrom.

Such distributions may be payable in cash, shares of capital stock or a combination thereof.

Substantively the same.
Liability of Officer and Directors

Directors are entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the DGCL. No Director or officer shall be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under DGCL Section 174 or (iv) for any transaction from which the director derived an improper personal benefit.

Trustees and officers will not be subject in such capacity to any personal liability to the trust or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the trustee’s or officer’s duty.

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	Current	Following Conversion
Indemnification	The Company, to the full extent permitted by DGCL Section 145, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto.

Except as otherwise provided in the Declaration of Trust and to the fullest extent permitted by law, the trust will indemnify and hold harmless each person who at any time serves as a trustee or officer of the trust.

Appraisal Rights

Under the DGCL, appraisal rights may be granted with respect to certain corporate transactions and reorganizations with respect to stock that is not listed on a national securities exchange or held of record by more than 2,000 holders.

Shares of beneficial interest shall not entitle the holder to appraisal rights.
Amendments to Organizational Documents	The Charter may generally be amended by the affirmative vote of a majority of the shares entitled to vote on any matter. The By-Laws may be amended by the Board without stockholder approval.

Except as provided below, the trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust and By-Laws. Shareholders shall have the right to vote: (i) on any amendment which would eliminate their right to vote granted in the Declaration of Trust, (ii) on any amendment to Section 11.3(a) of the Declaration of Trust, which governs when shareholders have a right to vote on amendments to the Declaration of Trust, (iii) on any amendment that would adversely affect the powers, preferences or special rights of the shares of beneficial interest as determined by the trustees in good faith, (iv) on any amendment to Section 2.2(b) of the Declaration of Trust to declassify the Board, and (v) on any amendment submitted to shareholders by the trustees.

Further, the trustees shall have the exclusive power to amend or repeal the By-Laws or adopt new By-Laws at any time.

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	Current	Following Conversion
Inspection Rights

Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from the corporation’s stock ledger, a list of its stockholders, and its other books and records.

No shareholder shall have any right to inspect any account, book or document of the trust except as conferred by the Trustees or otherwise as required by law.
Merger, Consolidation, Incorporation and Dissolution

The Charter is silent with respect to the approval of mergers, consolidations, incorporation and dissolution.

The DGCL generally requires that any agreements of merger or consolidation, dissolutions, and conversions be approved by a majority of the outstanding capital stock.

The affirmative vote or consent of at least seventy-five percent (75%) of the trustees of the trust and at least seventy-five percent (75%) of the shares of beneficial interest outstanding and entitled to vote thereon shall be necessary to authorize a merger, conversion, consolidation, or share exchange or sale of exchange of all or substantially all of the assets of the trust or a series of class of shares. However, the merger, conversion, consolidation, or share exchange or sale of exchange of all or substantially all of the assets of the trust may be approved by a majority of the entire board of trustees and seventy-five percent (75%) of the continuing trustees without shareholder approval, unless otherwise required by law.

Any amendment to the Declaration of Trust to make shares of the Company “redeemable securities” and any other proposal to convert the Company to an “open-end company” (as defined in the 1940 Act) each must be approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Declassification of the Board	The DGCL provides that an amendment to a corporation’s charter is effective upon the approval of a majority of the board of directors and a majority of outstanding capital stock.

Any amendment to Section 2.2(b) of the Declaration of Trust to declassify the Board may be approved by a majority of the entire board of trustees and seventy-five percent (75%) of the continuing trustees without shareholder approval, unless otherwise required by law.

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	Current	Following Conversion
Derivative Actions

The By-Laws provide that any derivative action or proceeding brought on behalf of the Company be brought in the Delaware Court of Chancery or the U.S. District Court for the District of Delaware, if the Delaware Court of Chancery does not have jurisdiction.

The DGCL provides that in any derivative suit instituted by a stockholder of a corporation, it shall be averred in the complaint that the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

No person, other than a trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the trust. No shareholder may maintain a derivative action on behalf of the trust unless holders of at least fifty percent (50%) of the outstanding shares of beneficial interest join in the bringing of such action.

In addition to the requirements set forth in Section 3816 of the DSTA, a shareholder may bring a derivative action on behalf of the trust only if certain enumerated conditions are met.

Assent to Agreement	The Charter and Bylaws are silent with respect to shareholders’ express assent to, and agreement to be bound by, the terms of the Charter or Bylaws.

Every shareholder, by virtue of having acquired a share, shall be held to have expressly assented to, and agreed to be bound by, the terms of the Declaration of Trust. The death, incapacity, dissolution, termination, or bankruptcy of a shareholder during the continuance of the trust shall not operate to terminate the trust nor entitle the representative of any deceased shareholder to an accounting or to take any action in court or elsewhere against the trust or the trustees, but only to rights of said deceased, incapacitated, dissolved, terminated or bankrupt shareholder.

Exclusive Jurisdiction

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery, or, if that Court does not have jurisdiction, the United States District Court for the District of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any director or officer or other agent of the Company arising pursuant to any provision of the DGCL, as amended, or the Certificate of Incorporation or Bylaws, or (d) any action asserting a claim against the Company or any director or officer or other agent of the Company that is governed by the internal affairs doctrine.

Substantively the same, except that (i) if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, then claims, suits, actions or proceedings shall be brought in any other court in the State of Delaware with subject matter jurisdiction; and (ii) any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts.
Control Share Provision	Not applicable.	Following the Conversion, the Company will become automatically subject to the control share statute contained in the DSTA (the “Control Share Statute”). The Control Share Statute provides that an acquirer of shares above a series of voting power thresholds has no voting rights under the DSTA or the governing documents of the Company with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless the restoration of voting rights is approved by a two-thirds vote of the Company’s other shares, excluding the interested shares, or the acquisition of such shares is exempted by the Board.

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Effect of Conversion on the Company

The Conversion will have no direct effect on the management of the Company. After the Conversion, the Company will have the ability to issue an unlimited number of shares of beneficial interest of each class; however, the Company’s common and preferred shares after the Conversion would be substantively the same as the Common Stock and Preferred Stock.

Effective Date of Conversion

If approved by Stockholders, it is expected that the Conversion would become effective on or about [ ], 2025.

Board Considerations

The Board, including the independent Directors, determined at a meeting on September 23, 2025, that the Conversion was in the best interests of the Company and its Stockholders. In reaching its decision to approve the Conversion, the Board received information from the Adviser regarding the Conversion and the Proposal. In particular, the Board considered certain advantages that it believed that investment companies organized as Delaware statutory trusts may have over investment companies organized in another Delaware corporate form or in other jurisdictions, and the prevalence of the structure among investment companies and closed-end funds generally.

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Consequences of Stockholders Not Approving the Proposal

If the Stockholders do not approve the Proposal, or if the Conversion for other reasons is not able to be completed, the Company would not be converted into a Delaware statutory trust, and the Company would continue its existence as a Delaware corporation. There would be no effect on the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Appraisal Rights

General

Under Section 262 of the DGCL, holders of the Series AA Preferred Stock and Series AB Preferred Stock (together, the “Unlisted Preferred Stock”) who do not vote in favor of the Proposal (or otherwise waive appraisal rights) and who properly comply with the procedures specified in Section 262 of the DGCL will be entitled to appraisal rights under Delaware law to have the Delaware Court of Chancery determine the “fair value” of such stockholder’s shares of Unlisted Preferred Stock as of the date of Conversion (exclusive of any element of value arising from the accomplishment or expectation of the Conversion) and thereafter to receive payment of such “fair value” in cash, together with interest, if any, at the rate specified in Section 262 of the DGCL in lieu of receiving 7.00% Series AA Convertible and Perpetual Preferred Shares or 7.00% Series AB Convertible and Perpetual Preferred Shares, as applicable, following the Conversion (“Converted Preferred Shares”).

The following discussion is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached to this document as Appendix C. All references in Section 262 of the DGCL and in this summary to a “stockholder” are to the record holder of the shares of Unlisted Preferred Stock (the “Unlisted Preferred Stockholders”). The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation that you exercise your rights to seek appraisal under Section 262 of the DGCL.

A stockholder who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion and Appendix C carefully. Failure to strictly comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. A stockholder who loses his, her or its appraisal rights will have their applicable Unlisted Preferred Stock convert into applicable Converted Preferred Shares in connection with the Conversion.

How to Exercise and Perfect Your Appraisal Rights

Unlisted Preferred Stockholders wishing to exercise the rights to seek an appraisal of their shares must satisfy all of the following conditions:

●

You must not vote in favor of, or consent to, the Proposal (or otherwise waive appraisal rights). Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the approval of the Proposal, and it will result in you losing the right of appraisal and will effectively nullify any previously delivered written demand for appraisal of your Unlisted Preferred Stock, if you vote by proxy and wish to exercise your appraisal rights you must vote “against” the Proposal or abstain from voting your shares of Unlisted Preferred Stock;

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●

You must deliver to the Company at Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, a written demand for appraisal of your shares of Unlisted Preferred Stock before the vote on the Proposal at the Special Meeting; and

●	You must continuously hold the shares of Unlisted Preferred Stock from the date of making the demand through the Conversion.

Voting, virtually or by proxy, against, abstaining from voting on or failing to vote on the Proposal will not constitute a written demand for appraisal as required by Section 262 of the DGCL.

Who May Exercise Appraisal Rights

Only Unlisted Preferred Stockholders of record or beneficial owners of shares of Unlisted Preferred Stock are entitled to demand an appraisal of the shares registered in that stockholder’s name. A demand for appraisal must be executed by or on behalf of the Unlisted Preferred Stockholder of record. The demand should set forth, fully and correctly, the Unlisted Preferred Stockholder’s name as it appears on the certificate, book-entry share or in the stock ledger. The demand must reasonably inform the Company of the identity of the Unlisted Preferred Stockholder and that the Unlisted Preferred Stockholder intends to demand appraisal of his, her or its Unlisted Preferred Stock. A demand for appraisal may be made by a beneficial owner, in which case, in addition to otherwise satisfying the requirements set forth herein, such demand must reasonably identify the holder of record of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the Company after the Conversion. Alternatively, beneficial owners may have the holder of record of such shares submit the required demand on the beneficial owner’s behalf. A record owner, such as a broker, bank, trustee or nominee, who holds shares of Unlisted Preferred Stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of Unlisted Preferred Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Unlisted Preferred Stock as to which appraisal is sought. Where no number of shares of Unlisted Preferred Stock is expressly mentioned, the demand will be presumed to cover all shares of Unlisted Preferred Stock held in the name of the record owner.

IF YOU HOLD YOUR SHARES OF UNLISTED PREFERRED STOCK IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER, BANK, TRUSTEE OR NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK, TRUSTEE OR NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES OF UNLISTED PREFERRED STOCK.

If you own shares of Unlisted Preferred Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for Unlisted Preferred Stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in making the demand, such person is acting as agent for the record owner. If you hold shares of Unlisted Preferred Stock through a broker who in turn holds the shares through a central securities depository nominee, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.

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The Company’s Actions After Completion of the Conversion

If the Conversion is completed, the Company will give written notice that the Conversion has become effective within ten days after the Conversion to each Unlisted Preferred Stockholder that did not vote in favor of, or consent in writing to, the Proposal and delivered a written demand for appraisal in accordance with Section 262 of the DGCL. Any Unlisted Preferred Stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the Converted Preferred Shares, without interest, by delivering a written withdrawal of the demand for appraisal to the Company, except that any attempt to withdraw made more than 60 days after the Conversion will require written approval of the Company. Within 120 days after the Conversion, but not later, any Unlisted Preferred Stockholder that has complied with the requirements of Section 262 of the DGCL, and who is otherwise entitled to appraisal rights, or the Company may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Company in the case of a petition filed by an Unlisted Preferred Stockholder, demanding a determination of the value of the shares of Unlisted Preferred Stock held by all such Unlisted Preferred Stockholders. The Company is under no obligation to file an appraisal petition and has no intention of doing so. If no party files a petition for appraisal within 120 days after the Conversion, then all Unlisted Preferred Stockholders will lose the right to an appraisal, and will instead receive the Converted Preferred Shares, without interest thereon, less any withholding taxes.

If a petition for appraisal is duly filed in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the Company, the Company will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Register in Chancery with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares. The Delaware Court of Chancery will then determine which Unlisted Preferred Stockholders have complied with the provisions of Section 262 of the DGCL and have become entitled to appraisal rights and may require the Unlisted Preferred Stockholders demanding appraisal who hold certificated shares to submit their Certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any Unlisted Preferred Stockholder who fails to comply with this direction.

Determination of Fair Value

Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of Unlisted Preferred Stock owned by such Unlisted Preferred Stockholders in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of Unlisted Preferred Stock following the Conversion held by all Unlisted Preferred Stockholders who have properly perfected appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the Conversion. When the fair value is determined, the Delaware Court of Chancery will direct the payment of such fair value, with interest thereon, if any, to the Unlisted Preferred Stockholders entitled to receive the same, upon surrender by such Unlisted Preferred Stockholders of their certificates or, in the case of book-entry shares, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Conversion through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the Company may pay to each Unlisted Preferred Stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in Section 262 only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

Unlisted Preferred Stockholders considering seeking appraisal should be aware that the fair value of their shares of Unlisted Preferred Stock as so determined could be more than, the same as or less than the consideration they would receive pursuant to the Conversion if they did not seek appraisal of their shares of Unlisted Preferred Stock. No representation is made as to the outcome of the appraisal of fair value of your shares of Unlisted Preferred Stock as determined under Section 262 of the DGCL.

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The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may tax those costs against the parties as the Delaware Court of Chancery deems to be equitable under the circumstances. However, costs do not include attorneys’ and expert witness fees. Each Unlisted Preferred Stockholder is responsible for its own attorneys’ and expert witnesses’ expenses, although, upon application of an Unlisted Preferred Stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any Unlisted Preferred Stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of Unlisted Preferred Stock entitled to appraisal.

Any Unlisted Preferred Stockholder that has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the Conversion, be entitled to vote the shares of Unlisted Preferred Stock subject to that demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to Unlisted Preferred Stockholders of record as of a record date prior to the Conversion.

The dismissal of an appraisal proceeding by the Delaware Court of Chancery will not affect the right of any Unlisted Preferred Stockholder who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such Unlisted Preferred Stockholder’s demand for appraisal and to accept the terms of the Conversion within 60 days. If you fail to perfect, effectively withdraw or otherwise lose the appraisal right, your shares of Unlisted Preferred Stock will be converted into the right to receive the Converted Preferred Shares, without interest thereon, less any withholding taxes.

In view of the complexity of the provisions of Section 262 of the DGCL, if you are an Unlisted Preferred Stockholder and are considering exercising your appraisal rights under the DGCL, you should consult your own legal advisor.

THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262 OF THE DGCL, THE DGCL WILL GOVERN.

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ADDITIONAL INFORMATION

Stockholder Communications with the Board

Stockholders may communicate with the Directors as a group or individually. Stockholder communications must (1) be in writing and be signed by the Stockholder and (2) identify the class and number of shares of Common Stock or Preferred Stock held by the Stockholder. Any such communication should be sent to the Board or an individual Director c/o the Secretary at the following address: 600 Steamboat Road, Suite 202, Greenwich, CT 06830. The Secretary or her designee is responsible for reviewing properly submitted Stockholder communications. The Secretary shall either (1) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled meeting or (2) forward the communication to the Director(s) promptly after receipt if the Secretary determines that the communication requires more immediate attention. The Secretary may, in good faith, determine that a Stockholder communication should not be provided to the Board or Director(s) because it does not reasonably relate to the Company or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Company or otherwise is routine or ministerial in nature.

These procedures do not apply to (1) any communication from a Director or an officer of the Company, (2) any communication from an employee or agent of the Company, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder, or (3) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Directors are not required to make themselves available to Stockholders for communications, other than by the aforementioned procedures.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of Common Stock and Preferred Stock by each current Director, the Company’s officers and each person known to us to beneficially own 5% or more of the outstanding shares of Common Stock or Preferred Stock, as applicable.

[ ]

Certain Related Party Transactions

Investment Adviser and Investment Advisory Agreement

The Adviser, located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, manages the Company’s investments, subject to the supervision of the Board, pursuant to an amended and restated investment advisory agreement (the “Advisory Agreement”) between us and the Adviser, dated May 16, 2017. The Adviser is registered as an investment adviser with the SEC. As of June 30, 2025, the Adviser, collectively with certain affiliates, had approximately $12 billion in total assets under management for investment (inclusive of undrawn capital commitments). The Adviser was established in November 2012 by Mr. Majewski and Stone Point Capital LLC, as investment manager of the Trident Funds and related investment vehicles, which we refer to collectively as the “Trident Funds.” The Adviser is primarily owned indirectly by certain of the Trident Funds. Additionally, the members of the Adviser’s Investment Committee and certain other employees hold indirect ownership interests in the Adviser. The Adviser is ultimately governed by a board of managers, which includes Mr. Majewski and certain principals of Stone Point Capital LLC.

17

We pay the Adviser a fee for its services consisting of two components — a base management fee and an incentive fee (based on our net investment income). Base management fees and incentive fees incurred pursuant to the Advisory Agreement and payable to the Adviser for the fiscal year ended December 31, 2024, totaled approximately $42.9 million.

Administrator and Administration Agreement

The Administrator, located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, furnishes the Company with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement (the “Administration Agreement”) between us and the Administrator, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to Stockholders.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief operating officer and chief compliance officer and our allocable portion of the compensation of any of their support staff. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Expenses and fees incurred pursuant to the Administration Agreement and payable to the Administrator for the fiscal year ended December 31, 2024, totaled approximately $1.4 million.

Single Delivery of Proxy Statement to Shared Address

Please note that only one copy of this Proxy Statement and accompanying documents may be delivered to two (2) or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us at (844) 810-6501. Please direct your written requests to Courtney Fandrick, Secretary, Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Stockholder Proposals for the Annual Meeting for the 2026 Fiscal Year

It is currently anticipated that the Company’s next annual meeting of Stockholders will be held in May 2026. Proposals of Stockholders intended to be presented at that annual meeting of the Company must be received by the Company by December 8, 2025, for inclusion in the Company’s proxy statement and proxy cards relating to that meeting. The submission by a Stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws. To the extent the Company wishes to exclude a proposal, potential exclusion will be analyzed based upon both the procedural and substantive bases for exclusion set forth in Rule 14a-8 under the Exchange Act.

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Stockholders submitting any other proposals (including proposals to elect Director nominees) for the Company intended to be presented at the annual meeting for the 2026 fiscal year (i.e., other than those to be included in the Company’s proxy materials) must ensure that such proposals are received by the Company, in good order and complying with all applicable legal requirements and requirements set forth in the Company’s bylaws. The Company’s bylaws provide that any such proposal must be addressed to the attention of the Secretary and received in writing by the Company not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Company’s proxy statement was released to the Stockholders in connection with the previous year’s annual meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. A Stockholder’s notice to the Secretary shall set forth (i) as to each matter the Stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the Stockholder in such business, and (ii) as to the Stockholder giving the notice (a) the name and record address of the Stockholder and (b) the class, series and number of shares of capital stock of the Company which are beneficially owned by the Stockholder.

Assuming the next annual meeting is ultimately scheduled to be within 30 days of May 23, 2026, such proposals must be received no earlier than December 8, 2025, and no later than January 7, 2026. Stockholder proposals should be addressed to the attention of Courtney Fandrick, Secretary, Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

If a Stockholder who wishes to present a proposal fails to notify the Company as set forth above for inclusion of a proposal the Company’s proxy statement, the proxies solicited for the meeting will be voted on the Stockholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Directors intend to present are those matters stated in the attached Notice of Special Meeting of Stockholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Copies of the Company’s Annual Report and most recent semi-annual report, including financial statements, have previously been mailed to Stockholders. The Company will furnish to any Stockholder upon request, without charge, an additional copy of the Company’s Annual Report and most recent semi-annual report to Stockholders. Annual Reports and semi-annual reports to Stockholders may be obtained by directing a written request to Courtney Fandrick, Secretary, Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, calling toll-free (844) 810-6501 or by visiting the Company’s website at www.eaglepointcreditcompany.com.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[ ], 2025

19

SHAREHOLDER’S REGISTRATION PRINTED HERE EAGLE POINT CREDIT COMPANY INC. PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEEMBER 17, 2025 THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder(s) of Eagle Point Credit Company Inc. revoking previous proxies, hereby appoints Courtney Fandrick and Nauman Malik, with full power of substitution and to act alone, as proxy to vote all shares of Eagle Point Credit Company Inc. which the undersigned is entitled to vote, at the Special Meeting of Stockholders to be held on December 17, 2025, at 8:00 a.m. Eastern Time, at 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged. If this proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 848-3410. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 17, 2025. The proxy statement for this meeting is available at: https://vote.proxyonline.com/eaglepoint/docs/ecc.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial (888) 227-9349 toll-free to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free (800) 848-3410 Monday through Friday 9 a.m. to 10 p.m. Eastern time PROXY VOTING OPTIONS CONTROL NUMBER 123456789101 SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

EAGLE POINT CREDIT COMPANY INC. This proxy is solicited on behalf of the Board of Directors, and the Proposal below has been proposed by the Board of Directors. The proxy will be voted as specified below. If the proxy is executed, but with respect to a proposal where no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above-named proxies as to any other matter that may have properly come before the Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● Proposal(s): 1. To approve a change in Eagle Point Credit Company Inc.’s legal form from a Delaware corporation to a Delaware statutory trust (the “Proposal”); and FOR AGAINST ABSTAIN ○ ○ ○ 2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. Your vote is important. If you are unable to attend the Meeting, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD

APPENDIX A

EAGLE POINT CREDIT COMPANY

DECLARATION OF TRUST

Dated as of [ ], 2025

ii

10.8.	Delivery by Electronic Transmission or Otherwise	17

ARTICLE XI	DURATION; TERMINATION OF TRUST; AMENDMENT; ETC.

11.1.	Duration	17
11.2.	Termination	18
11.3.	Amendment Procedure	18
11.4.	Subsidiaries	18
11.5.	Extraordinary Transactions and Actions	19

ARTICLE XII	MISCELLANEOUS

12.1.	Filing	19
12.2.	Resident Agent	19
12.3.	Governing Law	20
12.4.	Exclusive Delaware Jurisdiction	20
12.5.	Counterparts	21
12.6.	Reliance by Third Parties	21
12.7.	Provisions in Conflict with Law or Regulation	21

iii

EAGLE POINT CREDIT COMPANY

DECLARATION OF TRUST

DECLARATION OF TRUST (“Declaration”) made as of the [ ] day of [ ] 2025, by the Trustees hereunder, and by the Shareholders as hereinafter provided.

WHEREAS, the Trust was organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014, and converted to Eagle Point Credit Company Inc., a Delaware corporation, on October 6, 2014;

WHEREAS, pursuant to Section 3820 of the Delaware Statutory Trust Act, Eagle Point Credit Company Inc., a Delaware corporation, (the “Corporation”) was converted into the Trust (the “Conversion”);

WHEREAS, in connection with the Conversion all of the outstanding stock of the Corporation was converted into shares of the Trust;

WHEREAS, the Trust has been formed to carry on business as set forth more particularly hereinafter;

WHEREAS, the Trust is authorized to issue an unlimited number of its Shares all in accordance with the provisions hereinafter set forth;

WHEREAS, each Trustee has agreed to manage all property coming into his or her hands as a Trustee of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration and the Bylaws shall constitute the governing instrument of the Trust.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as a Trustee hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the Shareholders from time to time of Shares as hereinafter set forth.

ARTICLE I
THE TRUST

1.1. Name. This Trust shall be known as the “Eagle Point Credit Company” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Delaware Statutory Trust Act. Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.

1.2. Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of a closed-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a closed-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the Delaware Statutory Trust Act, and in connection therewith the Trust shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

1.3. Definitions. As used in this Declaration, the following terms shall have the following meanings:

(a)    The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.

(b)   The terms “Affiliated Person,” “Assignment,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.

(c)   “Bylaws” shall mean the Bylaws of the Trust, as amended from time to time by the Trustees.

(d)   “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(e)   “Commission” shall mean the Securities and Exchange Commission.

(f)    “Contested Election” for purposes of Section 10.4 shall mean any election of Trustees in which the number of persons nominated for election as Trustees by Shares entitled to vote for such Trustees in accordance with the requirements of the Declaration of Trust and the Bylaws exceeds the number of Trustees to be elected by Shares entitled to vote for such Trustees, with the determination that any election of Trustees is a Contested Election to be made by the Secretary or other officer of the Trust prior to the time the Trust mails its definitive proxy statement in connection with such election of Trustees. If, prior to the time the Trust mails its definitive proxy statement in connection with such election of Trustees, one or more persons nominated for election as a Trustee by Shares entitled to vote for such Trustee are withdrawn such that the number of persons nominated for election as Trustees by Shares entitled to vote for such Trustees no longer exceeds the number of Trustees to be elected by Shares entitled to vote for such Trustees, such election shall not be considered a Contested Election. The determination of whether an election is a Contested Election shall be made on a proposal-by-proposal basis, and it is expressly acknowledged that, in the event different classes or series of Shares are entitled to vote for different Trustees, a Contested Election may occur for some Trustee seats but not others at the same meeting of Shareholders.

(g)   “Continuing Trustees” shall mean trustees who either (i) have been members of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than 36 months) or (ii) were nominated to serve as members of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

(h)   “Declaration” shall mean this Declaration of Trust, as amended, supplemented or amended and restated from time to time.

(i)     “Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C. § 100, et. seq., as amended from time to time.

(j)     “Delaware Statutory Trust Act” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et. seq., as such Act may be amended from time to time.

(k)    “Fiscal Year” means each period commencing on January 1 of each year and ending on December 31 of the following year (or on the date of a final distribution made in accordance with Section 11.2 of this Declaration), unless the Trustees designate another fiscal year for the Trust.

(l)     “Conversion Date” shall mean [ ], 2025.

(m)   “Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Registration Statement of the Trust filed with the Commission and designated as fundamental policies therein, as they may be amended from time to time in accordance with the requirements of the 1940 Act.

(n)   “Majority Shareholder Vote” shall mean “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust voted on any matter to be voted on by the Shareholders with all shares entitled to vote voting together as a single class.

(o)   “Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(p)   “Prospectus” shall mean the Prospectus of the Trust, if any, as in effect from time to time under the Securities Act of 1933, as amended.

(q)   “Shareholders” shall mean as of any particular time the holders of record of outstanding Shares at such time.

(r)    “Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

(s)    “Trust” shall mean the statutory trust governed by this Declaration and the Bylaws, as amended from time to time, inclusive of each such amendment.

(t)    “Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

(u)   “Trustees” shall mean the signatory to this Declaration, so long as he shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.

ARTICLE II
TRUSTEES

2.1. Number. As of the date hereof, the number of Trustees shall be six (6) and such Trustees shall be the signatories hereto. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, or by a resolution approved at a duly constituted meeting, provided that the number of Trustees shall be no less than one (1) and no more than nine (9). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. Trustees need not own Shares and may succeed themselves in office. The term of any Trustee standing for re-election who fails to receive sufficient votes to be elected to office due to a lack of quorum or a failure of such Trustee or any successor Trustee to such Trustee to receive the required Shareholder vote shall hold-over as Trustee for the subsequent three (3) year term and until a successor Trustee to such Trustee is duly elected and shall have qualified; provided that, the hold-over term may be reduced to a two (2) year term or one (1) year term at any time and for any reason by the Board of Trustees (not including the hold-over Trustee for purposes of such vote or consent of the Board of Trustees).

2.2. Term and Election.

(a) If the Trust is not required to hold annual Shareholder meetings by the 1940 Act or any other applicable law, rule or regulation, the term of office of a Trustee shall continue until death, resignation or removal of a Trustee. Subject to the provisions of the 1940 Act, the Trustees at any time may appoint individuals to fill vacancies on the Board of Trustees. Each Trustee elected shall hold office until his or her successor shall have been duly elected and qualified.

(b) For the avoidance of doubt, this Section 2.2(b) shall only apply if and to the extent that the Trust is required to hold annual Shareholder meetings by the 1940 Act or any other applicable law, rule or regulation. If the Trust is required to hold annual meetings of Shareholders pursuant to any applicable law, rule or regulation: the Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of Trustees of one class shall expire at each annual meeting of Shareholders, and in all cases as to each Trustee such term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity, except as may be provided in a resolution or resolutions of the Board of Trustees providing for any series of preferred shares with respect to any Trustees elected (or to be elected) by the holders of such series and except as otherwise required by applicable law. The Trustees serve in the classes set forth below:

Trustee	Class	Expiration of Term
Scott W. Appleby	II	2027
Kevin F. McDonald	I	2026
Paul E. Tramontano	III	2028
Jeffrey L. Weiss	II	2027
Thomas P. Majewski	I	2026
James R. Matthews	III	2028

Class I Trustees shall serve for a term expiring at the first annual meeting of shareholders following the Conversion Date, Class II Trustees shall initially serve for a term expiring at the second annual meeting of shareholders following the Conversion Date, and Class III Trustees shall initially serve for a term expiring at the third annual meeting of shareholders following the Conversion Date. At each annual meeting of shareholders commencing with the first annual meeting of shareholders following the Conversion Date, the Trustees of the class to be elected at each annual meeting of shareholders shall be elected for a three-year term. If the total number of such Trustees is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Trustees in each class as nearly equal as possible, and any such additional Trustees of any class elected to fill a newly created Trusteeship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the total number of Trustees remove or shorten the term of any incumbent Trustee.

2.3. Resignation and Removal. Any of the Trustees may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chair (if any), the Chief Executive Officer, or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by seventy-five percent (75%) of the remaining Trustees (or in the case of the removal of a Trustee that is not an “interested person” as defined in the 1940 Act seventy-five percent (75%) of the remaining Trustees that are not “interested persons” as defined in the 1940 Act) or by the holders of at least two-thirds of the Shares then entitled to vote in an election of such Trustee. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his or her resignation or removal, or any right to damages on account of a removal.

2.4. Vacancies. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing any individual as they may determine in their sole discretion, consistent with the limitations under the 1940 Act, by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual made by a majority of the Trustees then in office. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in the number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

2.5. Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chair, if any, or the Chief Executive Officer, the Secretary or any three Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the Bylaws or by resolution or consent of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.

Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of all of the members.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act.

All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting except as otherwise may be provided by law.

2.6. Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing or by electronic transmission and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

2.7. Officers. The Trustees shall elect a Principal Executive Officer, a Chief Executive Officer, a Secretary, a Chief Financial Officer and a Principal Financial Officer and may also elect such other officers or assistant officers as may be elected or authorized by the Trustees. Officers shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chair, if any, or Chief Executive Officer to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The Chief Executive Officer, Secretary and Chief Financial Officer may, but need not, be a Trustee. Except as to the duties (including state law fiduciary duties of loyalty and care) and liabilities with regards to matters arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act (collectively, the “federal securities laws”), all officers shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by officers of corporations to such corporations and their stockholders under the Delaware General Corporation Law; provided, however, such fiduciary duties shall not be deemed to control to the extent that the express terms of the Delaware Statutory Trust Act, this Declaration or the Bylaws conflict with or are inconsistent with such fiduciary duties in which case the express terms of the Delaware Statutory Trust Act, this Declaration or the Bylaws shall control.

2.8. Chair. The Trustees may designate a Chair and a Vice Chair of the Board of Trustees, who shall have such powers and duties as determined by the Board of Trustees from time to time.

ARTICLE III
POWERS AND DUTIES OF TRUSTEES

3.1. General. The Trustees shall manage or direct the management of the Trust Property and the business of the Trust with such powers of delegation as may be permitted by this Declaration. Except as to the duties (including state law fiduciary duties of loyalty and care) and liabilities with regards to matters arising under the federal securities laws, the Trustees shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law; provided, however, such fiduciary duties shall not be deemed to control to the extent that the express terms of the Delaware Statutory Trust Act, this Declaration or the Bylaws conflict with or are inconsistent with such fiduciary duties in which case the express terms of the Delaware Statutory Trust Act, this Declaration or the Bylaws shall control. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

3.2. Investments. The Trustees shall have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust, to:

(a)    manage, conduct, operate and carry on the business of an investment company; and

(b)   subscribe for, invest in, reinvest in, purchase or otherwise acquire, enter into, become obligated with respect to, hold, pledge, sell, assign, transfer, exchange, lend, borrow, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any Person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

3.3. Issuance and Repurchase of Shares. The Trustees shall have the power to cause the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property. The Trustees may establish, from time to time, a program or programs by which the Trust voluntarily repurchases Shares from the Shareholders; provided, however, that such repurchases do not impair the capital or operations of the Trust whether capital or surplus or otherwise. Subject to the further provisions of this Article III, any restriction set forth in the Bylaws and any applicable requirements of the 1940 Act or any applicable exemptive relief issued by the Commission, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any class of Shares of the Trust (each, a “Class”) to: (i) divide the beneficial interest in each Class into Shares as the Trustees shall determine; (ii) establish, designate, redesignate, classify, reclassify and change in any manner any Class and fix such preferences, voting powers, rights, duties and privileges and business purpose of each Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be different from any existing Class; provided, however, that the Trustees may not reclassify or change outstanding Shares in a manner materially adverse to Shareholders of such Shares, without obtaining the authorization or vote of the Class of Shareholders that would be materially adversely affected; (iii) divide or combine the Shares of any Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Class in the assets held with respect to that Class; (iv) change the name of any Class; (v) dissolve and terminate any one or more Classes; and (vi) take such other action with respect to the Classes as the Trustees may deem desirable.

3.4. Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to cause the Trust to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person, firm, association or corporation.

3.5. Delegation; Committees. The Trustees shall have the power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things, including any matters set forth in this Declaration, and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient. The Trustees may designate one or more committees which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.

3.6. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

3.7. Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

3.8. Bylaws. The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal Bylaws for the conduct of the business of the Trust.

3.9. Miscellaneous Powers. Without limiting the general or further powers of the Trustees, they shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other Person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; and (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept on behalf of the Trust.

3.10. Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The interpretations of this Declaration of Trust and the Bylaws by the Trustees and any actions taken pursuant thereto shall be conclusive and binding on all Shareholders. The Trustees will not be required to obtain any court order to deal with the Trust Property.

3.11. Sole Discretion; Good Faith. Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration the Trustees are permitted or required to make a decision, except as to the duties (including state law fiduciary duties of loyalty and care) and liabilities with regards to matters arising under the federal securities laws: (i) in their “discretion” or under a grant of similar authority, the Trustees shall be entitled to consider such interests and factors as they desire, including their own interest, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or (ii) in their “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standard.

ARTICLE IV
ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

4.1. Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by all of the Trustees.

4.2. Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters and/or selling agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the Bylaws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with Persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust.

4.3. Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article VIII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the Bylaws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VIII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.3.

ARTICLE V
LIMITATIONS OF LIABILITY AND INDEMNIFICATION

5.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2. Mandatory Indemnification.

(a)    To the fullest extent permitted by law but subject to the limitations expressly provided in this Declaration, the Trust hereby agrees to indemnify and hold harmless each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any and all, losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed, claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, in which any indemnitee may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any claim, demand, action, suit or other proceeding (or part thereof) commenced by any indemnitee, indemnification shall be mandatory only if the commencement of such claim, demand, action, suit or other proceeding (or part thereof) by such indemnitee was authorized by a majority of the Trustees in their sole discretion or was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)    To the fullest extent permitted by law, and without requiring a preliminary determination of the ultimate entitlement to indemnification, the Trust shall make advance payments (which shall be unsecured and interest free) in connection with expenses (including legal fees and expenses) incurred by any indemnitee in appearing at, participating in or defending any claim, demand, action, suit or proceeding with respect to which indemnification might be sought hereunder if the Trust receives a written undertaking by the indemnitee to repay the Trust such amounts if it ultimately shall be determined that the indemnitee is not entitled to indemnification as authorized by this Section 5.2. The Trust shall have no obligation to advance any amounts in connection with any claim, demand, action, suit or other proceeding (or part thereof) commenced by an indemnitee unless such commencement was (1) authorized by a majority of the Trustees in their sole discretion or (2) instituted by the indemnitee to enforce his or her rights to indemnification hereunder.

(d)   The rights accruing to any indemnitee under these provisions shall not exclude or restrict any other right (including any right of indemnification or advancement) which any indemnitee or any other person may have or hereafter acquire under this Declaration, the Bylaws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

(e)    Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3. No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4. No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5. Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as a Chair, or a member or chair of a committee of the Trustees, as an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of such appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

ARTICLE VI
SHARES OF BENEFICIAL INTEREST

6.1. Beneficial Interest. The beneficial interest in the Trust shall be divided into an unlimited number of transferable shares of beneficial interest. Such Shares of beneficial interest shall have no par value unless the Trustees otherwise determine. Shares may be issued in different classes and/or series of beneficial interests. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend or distribution in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

6.2. Other Securities. The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and cause the Trust to issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred shares, debt securities or other senior securities. The Trustees are also authorized to take such actions and retain such any person as they see fit to offer and sell such securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. In addition, any such supplement or amendment may set forth the rights, powers, preferences and privileges of such preferred shares and any such supplement or amendment shall operate either as additions to or modifications of the rights, powers, preferences and privileges of any such preferred shares under this Declaration. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of this Declaration with respect to any such rights, powers and privileges of the preferred shares, such amendment or supplement shall control. Except as contemplated by the immediately preceding sentence, this Declaration shall control as to the Trust generally and the rights, powers, preferences and privileges of the other Shareholders of the Trust. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

6.3. Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees on behalf of the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, redemption or conversion rights.

6.4. Exchange Privilege. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class shall have the right to exchange such Shares for Shares of one or more other Classes.

6.5. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware statutory trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Ownership of Shares shall not make any Shareholder a third-party beneficiary of any contract entered into by the Trust.

6.6. Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time, without a vote of the Shareholders, divide, reclassify or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

6.7. Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.

6.8. Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

6.9. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Each Shareholder will indemnify and hold harmless the Trust, the Trustees and any Affiliated Person of the Trust or the Trustees against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any transfer made by the Shareholder in violation of this Section 6.9 and (2) any misrepresentation by the transferring Shareholder or substituted Shareholder in connection with the transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

6.10. Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.

6.11. Derivative Actions.

(a)    No person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. No Shareholder may maintain a derivative action on behalf of the Trust unless holders of at least fifty percent (50%) of the outstanding Shares join in the bringing of such action.

(b)   In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if, and only if, a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Act); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 6.11, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.

(c)    This Section 6.11 shall not apply to any claims brought under federal securities law, or the rules and regulations thereunder.

6.12. Assent to Agreement. Every Shareholder, by virtue of having acquired a Share, shall be held to have expressly assented to, and agreed to be bound by, the terms hereof. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to rights of said deceased, incapacitated, dissolved, terminated or bankrupt Shareholder.

ARTICLE VII
DETERMINATION OF NET ASSET VALUE

7.1. Net Asset Value. The net asset value of each outstanding Share shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Registration Statement or as may otherwise be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees and shall be as generally set forth in the Registration Statement or as may otherwise be determined by the Trustees.

7.2. Distributions to Shareholders.

(a)    The Trustees may from time to time distribute ratably among the Shareholders of any Class, or any series of any such Class, in accordance with the number of outstanding full and fractional Shares of such Class or any series of such Class, such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper or as may otherwise be determined in accordance with this Declaration. Any such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof) or Shares of any Class or series or any combination thereof, and the Trustees may distribute ratably among the Shareholders of any Class of shares or series of any such Class, in accordance with the number of outstanding full and fractional Shares of such Class or any series of such Class, additional Shares of any Class or series in such manner, at such times, and on such terms as the Trustees may deem proper or as may otherwise be determined in accordance with this Declaration.

(b)   Distributions pursuant to this Section 7.2 may be among the Shareholders of record of the applicable Class or series of Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify.

(c)    The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

(d)   Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

7.3. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the net asset value of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the Code, the 1940 Act, any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

ARTICLE VIII
CUSTODIANS

8.1. Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust and the 1940 Act, including without limitation authority:

(1)    to hold the securities owned by the Trust and deliver the same upon written order;

(2)    to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

(3)    to disburse such funds upon orders or vouchers;

(4)    if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(5)    if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

8.2. Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular Class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

ARTICLE IX
REPURCHASES OF SHARES

9.1. Repurchase of Shares. Except as otherwise provided by the Trustees, no Shareholder or other Person holding Shares will have the right to withdraw or tender Shares to the Trust for repurchase. The Trustees may, from time to time, in their complete and exclusive discretion and on terms and conditions as they may determine, cause the Trust to repurchase Shares in accordance with written tenders. In determining whether to cause the Trust to repurchase Shares, pursuant to written tenders, the Trustees may consider such factors as the Trustees deem appropriate at such time. Additionally, the Trust shall offer to repurchase Shares from time to time as may be required by applicable law and/or specified in the Registration Statement.

9.2. Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

ARTICLE X
SHAREHOLDERS

10.1. Meetings of Shareholders. The Trust is not required to hold annual Shareholder meetings unless required by the 1940 Act or any other applicable law, rule or regulation. A special meeting of Shareholders may be called at any time by a majority of the Trustees or the Chief Executive Officer. Except as required by federal law, including the 1940 Act, Shareholders shall not be entitled to call meetings of the Shareholders. To the extent required by federal law, including the 1940 Act, meetings of the Shareholders of the Trust shall be called by the Secretary of the Trust upon the written request of the Shareholders owning the requisite percentage amount of the outstanding Shares entitled to vote. Any shareholder meeting, including a special meeting, shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate or may be held virtually. Special meetings of Shareholders shall be held, notice of such meetings shall be delivered and waiver of notice shall occur according to the provisions of the Trust’s Bylaws. Any action that may be taken at a meeting of Shareholders may be taken without a meeting according to the procedures set forth in the Bylaws or in this Declaration. In the event of a Shareholder meeting requested by Shareholders of the Trust, the Secretary shall inform the requesting shareholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Trust’s proxy materials). The Secretary shall not be required to call a special meeting upon Shareholder request, and such meeting shall not be held, unless the Secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

10.2. Voting. Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by the 1940 Act, this Declaration or resolution of the Trustees. This Declaration expressly provides that no matter for which voting, consent or other approval is required by the Delaware Statutory Trust Act in the absence of the contrary provision in the Declaration shall require any vote. For the avoidance of doubt, the Shareholders shall not have power to vote on an advisory or “precatory” proposal unless the Trustees determine that such vote is necessary or desirable, even if the implementation of the course of action recommended by such proposal would require a vote of Shareholders. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more Classes or series of shares shall require approval by the required vote of all the affected Classes and series of shares voting together as a single Class; provided, however, that as to any matter with respect to which a separate vote of any Class or series of shares is required by the 1940 Act, such requirement as to a separate vote by that Class or series of shares shall apply in addition to a vote of all the affected Classes and series voting together as a single Class. Shareholders of a particular Class or series of shares shall not be entitled to vote on any matter that affects only one or more other Classes or series of shares. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election or removal of Trustees.

10.3. Notice of Meeting and Record Date. Special meetings of Shareholders shall be held, notice of such meetings shall be delivered, and waiver of notice shall occur according to the provisions of the Trust’s Bylaws, including via electronic transmission to a Shareholder at his or her address as it is registered with the Trust. Any action that may be taken at a meeting of Shareholders may be taken without a meeting according to the procedures set forth in the Bylaws or in this Declaration. For purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than one hundred and twenty (120) days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by the Chair, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the record date. No notice of adjournment of a meeting to another time or place need be given to Shareholders if such time and place are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than one hundred and twenty (120) days nor less than 10 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.

10.4. Quorum and Required Vote.

(a)    Except as otherwise provided from time to time in the Bylaws, the presence in person or by proxy of Shares entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.

(b)   Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter, and (ii) where a separate vote of one or more classes or series of Shares is required on any matter, the affirmative vote of a majority of the Shares of such class or series of Shares present in person or represented by proxy at the meeting shall be the act of Shareholders of such class or series with respect to such matter. Notwithstanding the foregoing, (i) with respect to an election of Trustees other than a Contested Election, the affirmative vote of a plurality of all votes cast with respect to such matter at a meeting of Shareholders shall be required to elect a Trustee and (ii) with respect to a Contested Election, the affirmative vote of a majority of the Shares outstanding and entitled to vote with respect to such matter at a meeting of Shareholders shall be required to elect a Trustee, in each case at any meeting at which a quorum is present.

10.5. Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed or authorized proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed or authorized by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

10.6. Reports. The Trustees shall as long as the Trust continues operations cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, as long as the Trust continues operations, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

10.7. Inspection of Records. No Shareholder shall have any right to inspect any account, book or document of the Trust except as conferred by the Trustees or as otherwise required by law.

10.8. Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or the Bylaws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Delaware Statutory Trust Act), including via the internet, or in any other manner permitted by applicable law.

ARTICLE XI
DURATION; TERMINATION OF TRUST; AMENDMENT; ETC.

11.1. Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall have perpetual existence.

11.2. Termination.

(a)    The Trust may be dissolved only upon approval of not less than a majority of the Trustees. Upon the dissolution of the Trust:

(i) The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders.

(iii) After paying or adequately providing for the payment of all claims and obligations of the Trust in accordance with Section 3808 of the Delaware Statutory Trust Act, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(b)   After the winding up and liquidation of the Trust, including the distribution to the Shareholders of any assets of the Trust, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

11.3. Amendment Procedure.

(a)    Except as provided in subsection (b) of this Section 11.3, the Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration. Shareholders shall have the right to vote: (i) on any amendment which would eliminate their right to vote granted in this Declaration, (ii) on any amendment to this Section 11.3(a), (iii) on any amendment that would adversely affect the powers, preferences or special rights of the Shares as determined by the Trustees in good faith, (iv) any amendment to Section 2.2(b) to declassify the Board of Trustees and (v) on any amendment submitted to them by the Trustees.

(b)   An amendment duly adopted by the requisite vote of the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board of Trustees.

11.4. Subsidiaries. Without approval or vote by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, limited liability companies, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest and to sell, convey, and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

11.5 Extraordinary Transactions and Actions.

(a)    Except as otherwise provided in paragraph (b) of this Section 11.5 the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees of the Trust and at least seventy-five percent (75%) of the Shares outstanding and entitled to vote thereon shall be necessary to authorize any of the following actions:

(i)     The merger, conversion, consolidation, or share exchange or sale of exchange of all or substantially all of the assets of the Trust.

(ii)    Any Shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Trust or a series or class of Shares.

(iii)   Any amendment to Section 2.2(b) to declassify the Board of Trustees.

(b)   Notwithstanding anything to the contrary in paragraph (a) of this Section 11.5, so long as each action is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the Bylaws and applicable law have been satisfied, then no vote or consent of the Shares outstanding shall be required to approve any of the actions listed in paragraph (a)(i) of this Section 11.5 unless otherwise required by applicable law.

(c)    Any amendment to this Declaration to make Shares of the Trust “redeemable securities” and any other proposal to convert the Trust from a “closed-end company” to an “open-end company” (as defined in the 1940 Act) each must be approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon.

ARTICLE XII
MISCELLANEOUS

12.1. Filing.

(a)    This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee or Secretary of the Trust stating that such action was duly taken in a manner provided herein and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

12.2. Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be Corporation Service Company. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof and any required filing is delivered to the office of the Secretary of the State.

12.3. Governing Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Statutory Trust Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Statutory Trust Act) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a “statutory trust”, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Statutory Trust Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

12.4. Exclusive Delaware Jurisdiction. Each Trustee, each officer and each Person legally or beneficially owning a Share or an interest in a Share (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under federal securities laws, any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Trust, the Delaware Statutory Trust Act, this Declaration or the Bylaws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees or the Shareholders, or (D) any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Delaware Statutory Trust Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Act, the Declaration or the Bylaws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America, (iii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iv) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. Notwithstanding anything to the contrary in this Section 12.4, the Trust may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Trust.

12.5. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

12.6. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any Bylaws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

12.7. Provisions in Conflict with Law or Regulation.

(a)    The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, if applicable, with the regulated investment company provisions of the Code (if applicable) or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)   If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

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IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

By:
Scott W. Appleby
Trustee

By:
Kevin F. McDonald
Trustee

By:
Paul E. Tramontano
Trustee

By:
Jeffrey L. Weiss
Trustee

By:
Thomas P. Majewski
Trustee

By:
James R. Matthews
Trustee

SUPPLEMENT TO THE

DECLARATION OF TRUST
OF

EAGLE POINT CREDIT COMPANY

RELATING TO
7.00% SERIES AA CONVERTIBLE AND PERPETUAL PREFERRED SHARES

Supplement to the Declaration of Trust (this “Supplement”) made as of [●], 2025 by the Trustees hereunder

WHEREAS, the Eagle Point Credit Company, a Delaware statutory trust (the “Fund”), was organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014 and converted to Eagle Point Credit Company Inc., a Delaware corporation, on October 6, 2014;

WHEREAS, pursuant to Section 3820 of the Delaware Statutory Trust Act, Eagle Point Credit Company Inc., a Delaware corporation, (the “Corporation”) was converted into the Fund (the “Conversion”);

WHEREAS, in connection with the Conversion all of the outstanding stock of the Corporation was converted into shares of the Fund;

WHEREAS, the Trustees of the Fund may authorize and issue preferred shares of the Fund having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit under Sections 6.1 and 6.2 of the Fund’s Declaration of Trust made as of [●], 2025 (the “Original Declaration of Trust,” as restated, amended or supplemented from time to time, together with this Supplement is referred to herein as the “Declaration of Trust”) without the approval of any holders of shares of beneficial interests in the Fund; and

WHEREAS, the Trustees have made this Supplement to the Original Declaration of Trust to establish the terms, rights, preferences, privileges, limitations and restrictions of the 7.00% Series AA Convertible and Perpetual Preferred Shares of the Fund.

NOW, THEREFORE, the Trustees hereby supplement the Original Declaration of Trust to authorize the issuance by the Fund of its 7.00% Series AA Convertible and Perpetual Preferred Shares as follows:

ARTICLE I
NUMBER OF SHARES; RANKING

1.1. A series of unlimited preferred shares of beneficial interest, authorized by the Original Declaration of Trust, are hereby designated as the 7.00% Series AA Convertible and Perpetual Preferred Shares (the “Series AA Preferred Shares”). Each Series AA Preferred Share shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Original Declaration of Trust, as are set forth in this Supplement. The Series AA Preferred Shares shall constitute a separate series of Shares (as defined below) and each of the Series AA Preferred Shares shall be identical. No fractional Series AA Preferred Shares shall be issued.

1.2. The Series AA Preferred Shares shall rank on parity with (i) any other series of preferred shares, whether now or hereafter issued by the Fund and (ii) any other preferred shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends (collectively with the Series AA Preferred Shares, the “Preferred Shares”) as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Series AA Preferred Shares shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the common shares of beneficial interest (the “Common Shares” and, together with the Preferred Shares, the “Shares”), of the Fund as set forth herein.

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1.3. No individual, partnership, trust, corporation, limited liability company, unincorporated association, joint venture or other entity, or government or any agency or political subdivision thereof (each, a “Person”) in whose name the Series AA Preferred Shares or any other security issued by the Fund is registered in the registration books of the Fund maintained by the Fund’s transfer agent, or any other conversion and paying agent appointed by the Fund with respect to the Series AA Preferred Shares (the “Conversion and Paying Agent”) or otherwise (such Person, a “Holder”), shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Series AA Preferred Shares, other Preferred Shares, Common Shares or other securities of the Fund that it may hereafter issue or sell.

ARTICLE II
DIVIDENDS AND DISTRIBUTIONS

2.1. The Holders of Series AA Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board of Trustees”), out of funds legally available therefor and in preference to dividends and distributions on the Common Shares, cumulative cash dividends and distributions on each Series AA Preferred Share, calculated separately for each Dividend Period (as defined below) at, as of any date, 7.00% per annum (the “Dividend Rate”), computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to $25.00 (the “Liquidation Preference”) for each Series AA Preferred Share, and no more, payable in cash or in additional Series AA Preferred Shares pursuant to the terms of any dividend reinvestment plan adopted by the Fund. For each Series AA Preferred Share, (a) if such share is issued before the Record Date (as defined below) for the Dividend Period in which such share is issued, dividends and distributions on such Series AA Preferred Shares shall accumulate from the first day of such Dividend Period and (b) if such share is issued after the Record Date for the Dividend Period in which such share is issued, dividends and distributions on such Series AA Preferred Shares shall accumulate from the date of issuance of such share. Dividends on all Series AA Preferred Shares shall be payable monthly in arrears as provided in Section 2.2. The amount of dividends payable on the Series AA Preferred Shares will be computed on the basis of actual days elapsed over a 30-day month.

“Dividend Period” means, with respect to each Series AA Preferred Share then Outstanding (as defined below), in the case of the first Dividend Period, the period beginning on and including the first date on which any Series AA Preferred Shares are issued (the "Date of Original Issue") and ending on, but excluding April 30, 2024 and, for each subsequent Dividend Period, the period beginning on and including the last Dividend Payment Date (as defined below) and ending on, but excluding, the next Dividend Payment Date.

2.2. Declaration and Payment; Dividends in Arrears.

(a) Dividends on the Series AA Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the applicable record date, which shall be such date designated by the Board of Trustees that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with respect to such Dividend Period (each, a “Record Date”).

(b) Dividends declared pursuant to Section 2.1 shall be paid on the last business day of every calendar month (each, a “Dividend Payment Date”) to the Holders of Series AA Preferred Shares as their names appear on the registration books of the Fund at the close of business on the applicable Record Date for such dividend. If a Dividend Payment Date falls on a non-Business Day (as defined below), the applicable dividend payment will be made on the next Business Day and no additional dividend payment will accrue as a result of such delayed payment.

(c) Dividends in arrears on Series AA Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on the applicable Record Date. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on Series AA Preferred Shares which may be in arrears.

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2.3. No full dividends and distributions shall be declared or paid on the Series AA Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor for all Outstanding Preferred Shares have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all Outstanding Preferred Shares, any dividends and distributions being declared and paid on the Series AA Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of Series AA Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.3 on the Series AA Preferred Shares.

2.4. For so long as any Series AA Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case,

(a) immediately thereafter, the Fund shall have “asset coverage,” as defined for purposes of Section 18(h) of the Investment Company Act of 1940, as amended, or any successor statute (the “1940 Act”), of at least 200% with respect to all Outstanding senior securities which are shares of the Fund, including all Outstanding Series AA Preferred Shares (or such other percentage as may in the future be specified in the 1940 Act or by rule, regulation or order of the Securities and Exchange Commission (the “SEC”) as the minimum asset coverage for senior securities which are shares of a closed-end registered investment company), after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds; and

(b) all cumulative dividends and distributions on all Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid.

“Outstanding” means, as of any date with respect to a series of Preferred Shares, the number of such series of Preferred Shares theretofore issued by the Fund except (without duplication): (A) any shares of the applicable series of Preferred Shares theretofore cancelled or redeemed or converted or delivered to the Conversion and Paying Agent for cancellation or redemption or conversion in accordance with the terms hereof and (B) any shares of the applicable series of Preferred Shares as to which the Fund shall be the Holder or the beneficial owner.

2.5. Any dividend payment made on Series AA Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

ARTICLE III
LIQUIDATION RIGHTS

3.1. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series AA Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference of such shares plus an amount equal to any accumulated, accrued and unpaid dividends thereon to, but excluding, the date of such liquidation distribution, and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

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3.2. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding Series AA Preferred Shares and any other Outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the amount due as provided in Section 3.1 above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such Series AA Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the amount due, as provided in Section 3.1 above, has been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of the Common Shares.

3.3. Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this ARTICLE III.

ARTICLE IV
ASSET COVERAGE TEST

4.1. Asset Coverage Requirement. For so long as any Series AA Preferred Shares are Outstanding, the Fund shall have “asset coverage” of a class of senior security which is stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof (“Asset Coverage”), of at least 200% as of the close of business on the last Business Day of any of the three month periods ending March 31, June 30, September 30 or December 31 of each year (each, a “Calendar Quarter”). If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions Section 6.4(a) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 4.1.

ARTICLE V
REDEMPTION

Shares of Series AA Preferred Shares shall be subject to redemption as provided below:

5.1. Optional Redemption upon Death or Disability of Holder.

(a) Beginning on the Date of Original Issue and prior to the Listing Deadline Date (as defined below) designated in connection with a Listing Event (as defined below), upon request by the authorized representative of the beneficial owner (or his or her estate) of any Series AA Preferred Shares who is a natural person (including a natural person who beneficially owns Series AA Preferred Shares through an individual retirement account or personal trust), following the death or disability of the beneficial owner of such shares, the Fund will, at its option and subject to the restrictions herein, redeem such shares (“Survivor’s Option”); provided that in order to exercise the Survivor’s Option, the beneficial owner (or his or her estate) of Series AA Preferred Shares must have held such shares for a minimum of six (6) months. No conversion fee, including the Holder Optional Conversion Fee, will be charged in connection with the redemption of Series AA Preferred Shares upon the death or disability of a beneficial owner pursuant to this Section 5.1. The Survivor’s Option shall terminate upon the occurrence of a Listing Event.

(b) With respect to any redemption pursuant to this Section 5.1, the Fund will redeem Series AA Preferred Shares for cash, at a redemption price equal to the Liquidation Preference, plus an amount equal to any accumulated, accrued and unpaid dividends thereon to, but excluding, the date of such redemption.

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(c) To be valid, any Survivor’s Option must be exercised by or on behalf of the disabled beneficial owner of Series AA Preferred Shares or the person who has authority to act on behalf of the deceased beneficial owner of Series AA Preferred Shares (including, without limitation, the personal executor of the deceased beneficial owner or the surviving joint beneficial owner with the deceased beneficial owner) under the laws of the applicable jurisdiction.

(d) The death or disability of a person holding a beneficial ownership interest in any Series AA Preferred Shares as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased or disabled beneficial owner’s spouse, will be deemed the death or disability of a beneficial owner of such shares, and the entirety of the shares so beneficially owned will be eligible for the Survivor’s Option. However, the death or disability of a person holding a beneficial ownership interest in any Series AA Preferred Shares as tenant in common with a person other than such deceased beneficial owner’s spouse will be deemed the death or disability of a beneficial owner only with respect to such deceased person’s interest in such shares, and only a corresponding portion of the shares so beneficially owned will be eligible for the Survivor’s Option.

(e) The death or disability of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in any Series AA Preferred Shares will be deemed the death or disability of the beneficial owner of those shares for purposes of any Survivor’s Option, regardless of whether that beneficial owner was the registered holder of such shares, if entitlement to those interests can be established to the satisfaction of the Fund. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, a beneficial ownership interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interests in the applicable shares during his or her lifetime.

(f) With respect to any Series AA Preferred Shares held in “street name” through a DTC Participant for which DTC or its nominee is the record holder of the shares, DTC or its nominee, as record holder of the shares, will be the only entity that can exercise any Survivor’s Option for such shares. With respect to any Series AA Preferred Shares held through direct register, the record holder of the shares will be the only entity that can exercise any Survivor’s Option for such shares.

(g) To exercise the Survivor’s Option for any Series AA Preferred Shares, the authorized representative of the deceased or disabled beneficial owner (or his or her estate) must provide to the Fund or its designee:

(i) appropriate evidence (a) that the deceased or disabled person was the beneficial owner of Series AA Preferred Shares at the time of death or disability and his or her interest in the shares was owned by the deceased or disabled beneficial owner or his or her estate at least six months prior to the exercise of the Survivor’s Option (b) that the death or disability of the beneficial owner has occurred (including a certificate of death or disability), (c) of the date of death or disability of the beneficial owner, and (d) that the representative has authority to act on behalf of the beneficial owner;

(ii) a written request to exercise the Survivor’s Option signed by the disabled beneficial owner or the authorized representative of the deceased or disabled beneficial owner with the signature guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States;

(iii) if applicable, a properly executed assignment or endorsement;

(iv) tax waivers and any other instruments or documents that the Fund reasonably requires in order to establish the validity of the beneficial ownership of Series AA Preferred Shares and the claimant’s entitlement to payment; and

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(v) any additional information the Fund reasonably requires to evidence satisfaction of any conditions to the exercise of any Survivor’s Option or to document beneficial ownership or authority to exercise the Survivor’s Option. In the case of shares held through a broker or nominee, the disabled beneficial owner or authorized representative of the deceased or disabled beneficial owner (or his or her estate) must deliver the foregoing information to the applicable broker or nominee, along with a written instruction to such broker or nominee to exercise the Survivor’s option on behalf of the deceased or disabled beneficial owner (or his or her estate). In turn, the broker or other nominee will deliver each of these items to the Fund or other nominee, along with evidence satisfactory to the Fund from the broker or other nominee stating that it represents the deceased or disabled beneficial owner.

(h) The Fund shall not be obligated to redeem any Series AA Preferred Shares pursuant to this Section 5.1 to the extent that (i) the Fund does not have sufficient funds available to fund such redemption or (ii) the Fund is restricted by applicable law, including the asset coverage requirements of the 1940 Act applicable to the Fund, or by the terms of any then outstanding senior securities of the Fund from making such redemption.

(i) An otherwise valid election to exercise any Survivor’s Option may not be withdrawn. Each election to exercise any Survivor’s Option will be accepted in the order that elections are received by the Fund, except for any request the acceptance of which would contravene any of the limitations described in the preceding paragraph. Shares accepted for redemption through the exercise of any Survivor’s Option normally will be redeemed monthly. Each tendered share that is not accepted in any calendar year due to the application of any of the limitations described in the preceding paragraph will be deemed to be tendered in the following calendar year in the order in which all such shares were originally tendered. If any shares tendered through a valid exercise of any Survivor’s Option are not accepted, the Fund will deliver a notice by first-class mail to the registered holder, at that holder’s last known address as indicated in the Fund’s shareholder register, that states the reason the shares have not been accepted for redemption.

(j) All other questions regarding the eligibility or validity of any exercise of any Survivor’s Option will be determined by the Fund, in its sole discretion, which determination will be final and binding on all parties.

ARTICLE VI

CONVERSION

6.1 Defined Terms.

(a) “Conversion Price” means the Current Market Price of the Common Shares; provided, that, for any conversion at the option of the Fund pursuant to Sections 6.3 and 6.4, if the Fund has not received shareholder approval under by the 1940 Act to issue Common Shares below net asset value, or “NAV,” in connection with such conversion, as necessary with respect to such conversion, the “Conversion Price” means the net asset value per each of the Common Shares at the close of business on the business day immediately preceding the Conversion Date.

(b) “Current Market Price” per each of the Common Shares, as of any date of determination, means the arithmetic average of the daily volume weighted average price, or “VWAP,” per each of the Common Shares over each of the five consecutive trading days ending on the Holder Conversion Exercise Date (as defined below) or the Issuer Conversion Exercise Date (as defined below), as the case may be; provided however, if as of any date of determination the Common Shares is not listed or quoted on a national securities exchange or automated quotation system, the Current Market Price shall be determined based on the last quoted bid price for the Common Shares in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Shares on that date as determined by an independent financial advisor retained by the Fund for such purpose.

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(c) “Issuance Reference Date” means, with respect to any of the Series AA Preferred Shares, the date on which such share was originally issued; provided that from time to time the Board of Trustees may, without approval of holders of Series AA Preferred Shares, designate a different date as the Issuance Reference Date, provided that such date is not later than the date on which such Series AA Preferred Share was originally issued and not earlier than six months prior to the date on which such Series AA Preferred Share was originally issued. The Board of Trustees may cause the Fund to conduct a mandatory tender, exchange, conversion or other reorganization solely for the purpose of designating a different Issuance Reference Date as permitted hereby, which conversion, combination, exchange or reorganization shall not be deemed to materially and adversely affect the rights, preferences or privileges of Series AA Preferred Shares, notwithstanding that in connection with any such conversion, combination, exchange or reorganization holders may receive cash in lieu of fractional shares, and which conversion, combination, exchange or reorganization shall be effective at such time as approved by the Board of Trustees. Series AA Preferred Shares issued pursuant to a dividend reinvestment plan adopted by the Fund shall, in accordance with the terms of such dividend reinvestment plan, be of the same series and be deemed to have the Issuance Reference Date based on the Issuance Reference Date of the Series AA Preferred Shares for which the dividend was declared.

6.2. Holder Optional Conversion.

(a) At any time prior to the listing of the Series AA Preferred Shares on a national securities exchange (which may not occur and is subject to the Board’s discretion) (a “Listing Event”), a holder of Series AA Preferred Shares may require the Fund to convert such Series AA Preferred Shares pursuant to this Section 6.2 (a “Holder Optional Conversion”).

(b) A holder of Series AA Preferred Shares may exercise a Holder Optional Conversion only by delivering to the Fund or its designee at any time a written notice to convert stating that the holder elects to convert all or a stated number of their Series AA Preferred Shares (a “Holder Conversion Notice”), subject to any early conversion fee (the “Holder Optional Conversion Fee”) as provided in Section 6.2(j).

(c) A Holder Conversion Notice will be effective as of:

(i) the 15th calendar day of the month (provided that if such day is not a Business Day, the Business Day immediately following the 15th calendar day of the month); or

(ii) the last Business Day of the month;

whichever occurs first after a Holder Conversion Notice is duly received by the Fund or its designee (each such date, a “Holder Conversion Deadline”). Any Holder Conversion Notice received after 5:00 p.m. (Eastern time) on a Holder Conversion Deadline will be effective as of the next Holder Conversion Deadline; provided that in connection with a Listing Event, no Holder Conversion Deadline shall occur after the 30th calendar day prior the Listing Date (the “Listing Deadline Date”) designated in a Listing Notice (as defined below) (unless the Listing Notice is revoked pursuant to Section 6.5 in which case Holder Conversion Deadline shall recommence), and any Holder Conversion Notice received after 5:00 p.m. (Eastern time) on the final Holder Conversion Deadline before the Listing Deadline Date will be null and void.

(d) For all Series AA Preferred Shares duly submitted for conversion pursuant to a Holder Optional Conversion on or before a Holder Conversion Deadline, the Fund shall determine the Settlement Amount (as defined below) on any business day after such Holder Conversion Deadline but before the next Holder Conversion Deadline (such date, the “Holder Conversion Exercise Date”) that the Fund selects in its sole discretion. The “Settlement Amount” means (A) the Liquidation Preference, plus (B) unpaid dividends accrued to, but not including, the Holder Conversion Exercise Date, minus (C) the Holder Optional Conversion Fee applicable on the respective Holder Conversion Deadline, if any.

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(e) The Fund or its designee may, in its sole discretion, allow a holder to revoke their Holder Conversion Notice pursuant to notice of revocation delivered to the Fund or its designee at any time prior to 5:00 p.m. (Eastern time) on the Business Day immediately preceding the Holder Conversion Exercise Date.

(f) The Fund shall settle any Holder Optional Conversion by any of the following methods, which it may determine in its sole discretion at any time:

(i) The Fund will deliver a number of Common Shares calculated using a conversion rate (the “HOC Rate”) equal to (1) the Settlement Amount, divided by (2) the Conversion Price;

(ii) The Fund will deliver the Settlement Amount in cash; or

(iii) Any combination of Section 6.2(f)(i) and 6.2(f)(ii).

(g) The Fund shall issue and deliver, or cause to be issued and delivered, to the holder of Series AA Preferred Shares converted pursuant to the Holder Optional Conversion the number of duly authorized and issued, fully paid and nonassessable Common Shares to which the holder of Series AA Preferred Shares so converted shall be entitled, and/or pay an amount of cash to which the holder of Series AA Preferred Shares is entitled, pursuant to this Supplement.

(h) Series AA Preferred Shares for which a Holder Conversion Notice has been delivered shall not be subject to any conversion by the Fund pursuant to Section 6.3 or redemption pursuant to Article V occurring after the effective Holder Conversion Deadline.

(i) The right of holders of Series AA Preferred Shares to exercise the Holder Optional Conversion shall terminate in connection with a Listing Event.

(j) The “Holder Optional Conversion Fee” applicable with respect to a Series AA Preferred Share shall be, beginning from the Issuance Reference Date of such share, eight (8) percent of the maximum public offering price disclosed for such share in the prospectus supplement pursuant to which such share was sold prior to the first anniversary of the Issuance Reference Date of such share, six (6) percent of the maximum public offering price disclosed for such share in the prospectus supplement pursuant to which such share was sold on or after the first anniversary but prior to the second anniversary of the Issuance Reference Date of such share, five (5) percent of the maximum public offering price disclosed for such share in the prospectus supplement pursuant to which such share was sold on or after the second anniversary but prior to the third anniversary of the Issuance Reference Date of such share, four (4) percent of such the maximum public offering price disclosed for such share in the prospectus supplement pursuant to which such share was sold on or after the third anniversary but prior to the fourth anniversary of the Issuance Reference Date of such share, and zero (0) percent of the maximum public offering price disclosed for such share in the prospectus supplement pursuant to which such share was sold on or after the fourth anniversary of the Issuance Reference Date of such share. The Fund, in its sole discretion, may waive the Holder Conversion Fee with respect to any conversion of Series AA Preferred Shares by giving public announcement of the terms and duration of such waiver.

6.3 Issuer Optional Conversion.

(a) After the second anniversary of the Issuance Reference Date of a Series AA Preferred Share, or the Date of Original Issue following a Listing Event, the Fund may cause Series AA Preferred Shares (the “Issuer Conversion Eligible Shares”) to be converted in whole or in part into Common Shares; provided that upon a determination by the Board of Trustees, in its sole discretion, that the conversion of Series AA Preferred Shares that are not Issuer Conversion Eligible Shares is necessary to comply with the asset coverage requirements of the 1940 Act applicable to the Fund, to cause the Fund to maintain the Fund’s status as a “regulated investment company” under Subchapter M of the Code, to maintain or enhance one or more of the Fund’s credit ratings, to help comply with regulatory or other obligations applicable to the Fund, to achieve a strategic transaction, or to improve the liquidity position of the Fund (each, a “Permitted Purpose”), the Board of Trustees, including a majority of the independent Trustees, may, in its sole discretion, cause the Fund to cause shares that are not Issuer Conversion Eligible Shares to be converted in whole or in part into Common Shares. In the case of any conversion of shares that are not Issuer Conversion Eligible Shares pursuant to this Section 6.3(a), the Fund shall cause the conversion of the minimum number of outstanding Series AA Preferred Shares necessary to achieve the applicable Permitted Purpose, and, if the conversion of all Issuer Conversion Eligible Shares is insufficient in such respect, the Fund shall cause the conversion of the minimum number of then outstanding shares that are not Issuer Conversion Eligible Shares, together with the conversion of all Issuer Conversion Eligible Shares, necessary to achieve the Permitted Purpose.

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(b) At any time or from time to time, the Fund may cause the Series AA Preferred Shares to be converted pursuant to this Section 6.3 in whole or in part into (x) cash, (y) Common Shares or (z) a combination of cash and Common Shares, in the sole discretion of the Fund. The Fund will settle any conversion pursuant to this Section 6.3 by paying or delivering, as the case may be, (A) a number of Common Shares calculated using a conversion rate equal to (1) the Settlement Amount (excluding, for the avoidance of doubt, any Conversion Fee), minus any portion of the Settlement Amount that the Fund elects to pay in cash, divided by (2) the arithmetic average of the VWAP per common share over each of the five consecutive trading days ending on the date of the Issuer Optional Conversion, or the “IOC Conversion Price,” and each of the HOC Conversion Price and the OIC Conversion Price, a “Conversion Price” as of the applicable Issuer Conversion Exercise Date so long as (i) the Conversion Price would not represent a discount to the then-current NAV of a Common Share or (ii) the Fund has or has obtained any required shareholder approval under the 1940 Act to issue the Common Shares below NAV, or (B) if the Conversion Price is at a discount to the then-current NAV per Common Share and the Fund does not have or have not obtained any required shareholder approval under the 1940 Act to issue the Common Shares below NAV, a number of the Common Shares calculated using a conversion rate equal to (1) the Settlement Amount minus any portion of the Settlement Amount that the Fund elect to pay in cash, divided by (2) the NAV per Common Share as of the close of business on the business day immediately preceding the date of conversion and (C) the portion of the Settlement Amount that the Fund elects to pay in cash. In case of any conversion pursuant to this Section 6.3 of less than all Series AA Preferred Shares at the time outstanding, the Series AA Preferred Shares to be converted shall be selected pro rata or by lot (subject to the proviso in Section 6.3(a) for conversion of shares that are not Issuer Conversion Eligible Shares).

(c) The right to convert Series AA Preferred Shares pursuant to this Section 6.3 may be exercised by the Fund only by delivering, upon not less than 30 calendar days prior to the date fixed by the Fund for the conversion of Series AA Preferred Shares (the “Issuer Conversion Exercise Date”), a written notice to holders of Series AA Preferred Shares stating that the Fund elects to convert all or a stated number of their Series AA Preferred Shares pursuant to this Section 6.3 (each, an “Issuer Conversion Notice”).

(d) The Fund shall issue and deliver, or cause to be issued and delivered, to the holder of Series AA Preferred Shares converted pursuant to this Section 6.3 the number of duly authorized and issued, fully paid and nonassessable Common Shares to which the holder of Series AA Preferred Shares so converted shall be entitled, and/or an amount of cash to which the holder of Series AA Preferred Shares is entitled, pursuant to this Supplement.

(e) Notwithstanding any delivery of an Issuer Conversion Notice, holders may continue to exercise the Holder Optional Conversion pursuant to Section 6.2 for any Holder Conversion Deadline occurring prior to the Issuer Conversion Exercise Date.

6.4 Asset Coverage Conversion.

(a) At any time following the date of issuance of Series AA Preferred Shares, if the Fund fails to comply with the Asset Coverage requirement as provided in Section 4.1 as of the last Business Day of any Calendar Quarter and such failure is not cured as of the date that is thirty (30) calendar days following the date of filing of the Fund’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Reports on Form N-PORT, as applicable (each, an “SEC Report”) with the SEC with respect to such Calendar Quarter (such Business Day, the “Asset Coverage Cure Date”), the Fund shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a conversion or redemption date and proceed to convert (an “Asset Coverage Conversion”) or redeem (an "Asset Coverage Redemption"), as determined by the Fund in its sole discretion, in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole discretion (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of Series AA Preferred Shares, to enable it to meet the requirements of Section 6.4(b). In the event that any Series AA Preferred Shares then Outstanding are to be converted pursuant to this Section 6.4(a), the Fund shall settle any Asset Coverage Conversion in the same manner as an Issue Optional Conversion as described in Section 6.3.

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(b) On the conversion or redemption date for an Asset Coverage Conversion or Asset Coverage Redemption contemplated by Section 6.4(a), the Fund shall convert or redeem, as applicable, (x) such number of Preferred Shares (which may include at the Fund’s discretion any number or proportion of Series AA Preferred Shares) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, the conversion of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of Series AA Preferred Shares and other Preferred Shares the conversion or redemption of which would have such result, all Series AA Preferred Shares and other Preferred Shares then Outstanding shall be converted or redeemed, as applicable), or (y) if fewer, the maximum number of Preferred Shares that can be converted or redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law, provided, further, that in connection with such Asset Coverage Conversion or Asset Coverage Redemption, the Fund may at its sole option, but is not required to, convert a sufficient number of Series AA Preferred Shares pursuant to this Section 6.4 that, when aggregated with other Preferred Shares redeemed or converted by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Fund shall effect such conversion or redemption on the date fixed by the Fund therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the conversion or redemption of all of the required number of Series AA Preferred Shares and other Preferred Shares which have been designated to be redeemed or converted or the Fund otherwise is unable to effect such conversion or redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Fund shall convert or redeem those Series AA Preferred Shares and other Preferred Shares which it was unable to convert or redeem on the earliest practicable date on which it is able to effect such conversion or redemption. If fewer than all of the Outstanding Series AA Preferred Shares are to be converted pursuant to this Section 6.4, the number of Series AA Preferred Shares to be converted shall be converted (A) pro rata among the Outstanding Series AA Preferred Shares or (B) by lot.

6.5 Listing Event. The Fund may, in its sole discretion, cause the Series AA Preferred Shares to be listed for trading on a national stock exchange. In connection with any Listing Event, the Fund shall deliver written notice of the Listing Event (the “Listing Notice”) to holders of Series AA Preferred Shares not less than 60 calendar days prior to the date upon which the Series AA Preferred Shares shall be listed on a national stock exchange (the “Listing Date”), specifying the Listing Date, the Listing Deadline Date and the date of the final Holder Conversion Notice Date occurring prior to the Listing Deadline Date. If the Fund shall fail to cause the Series AA Preferred Shares to be listed on national stock exchange within 30 days after the Listing Date set forth in the Listing Notice, the Listing Notice shall be automatically revoked and the Fund shall deliver a new Listing Notice not less than 60 calendar days prior to a newly designated Listing Date.

6.6 Effect of Conversion. Any conversion of Series AA Preferred Shares made pursuant to Section 6.2, Section 6.3, or Section 6.4 shall be deemed to have been made at the close of business on the applicable Holder Conversion Exercise Date or Issuer Conversion Exercise Date (together, a “Conversion Date”), and the rights of the holder thereof with respect to the Series AA Preferred Shares being converted shall cease, except that the holder thereof shall thereafter have and retain (i) the right to receive cash or Common Shares in respect of the converted Series AA Preferred Shares, including cash in lieu of fractional Common Shares in accordance with Section 6.7, and (ii) the right to vote such Series AA Preferred Shares in connection with any matters submitted to a vote of the shareholders or to receive distributions with respect to such Series AA Preferred Shares, in either case as to which the applicable record date established by the Board of Trustees for determining shareholders entitled to vote on such matter or entitled to receive distributions, as the case may be, shall occur prior to the Conversion Date. The Person(s) entitled to receive the Common Shares upon the conversion of the Series AA Preferred Shares shall be treated for all purposes as having become the record holder of such Common Shares as of the close of business on the Conversion Date.

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6.7 No Fractional Shares. No fractional Common Shares shall be issued upon conversion of any Series AA Preferred Shares into Common Shares. In lieu of fractional shares otherwise issuable, each holder will be entitled to receive an amount in cash equal to the fraction of a Common Share multiplied by the Conversion Price applicable to such Conversion Date. In order to determine whether the number of Common Shares to be delivered to a holder upon the conversion of such holder’s Series AA Preferred Shares will include a fractional share, such determination shall be based on the aggregate number of Series AA Preferred Shares of such holder that are being converted on any single Conversion Date. Notwithstanding the foregoing, if on any Conversion Date, the Fund is prohibited from making any cash distribution pursuant to the 1940 Act or the terms of the Fund’s senior securities then outstanding, no fractional shares will be issued and no cash in lieu of fractional shares will be paid and the amount of Common Shares to be delivered to a holder upon conversion will be rounded down to the nearest whole Common Share.

ARTICLE VII
VOTING RIGHTS

7.1. One Vote Per Series AA Preferred Share. Except as otherwise provided in the Declaration of Trust or as otherwise required by applicable law, (i) each Holder of Series AA Preferred Shares shall be entitled to one vote for each Series AA Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the Holders of Outstanding Preferred Shares, including Outstanding Series AA Preferred Shares, and holders of outstanding Common Shares shall vote together as a single class; provided, however, that the Holders of Outstanding Preferred Shares, including Outstanding Series AA Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of the Fund, to elect two Trustees of the Fund at all times. Subject to Section 7.2, the Holders of outstanding Common Shares and Preferred Shares, including Series AA Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

7.2. Voting For Additional Trustees.

(a) Voting Period. During any period in which any one or more of the conditions described in clauses (i) or (ii) of this Section 7.2(a) shall exist (such period being referred to herein as a “Voting Period”), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the Holders of Preferred Shares, including Series AA Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including Series AA Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(i)	if, at the close of business on any dividend payment date for any Outstanding Preferred Shares including any Outstanding Series AA Preferred Shares, accumulated dividends (whether or not earned or declared) on such Outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Conversion and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(ii)	if at any time Holders of Preferred Shares are otherwise entitled under the applicable provisions of the 1940 Act to elect a majority of the Board of Trustees.

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Upon the termination of a Voting Period, the voting rights described in this Section 7.2(a) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 7.2(a).

(b) Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional Trustees as described in Section 7.2(a), the Fund shall call a special meeting of such Holders and notify the Conversion and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which Trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), shall be entitled to elect the number of Trustees prescribed in Section 7.2(a) on a one-vote-per-share basis.

(c) Terms of Office of Existing Trustees. The terms of office of the incumbent Trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional Trustees in accordance with Section 7.2(a) shall not be affected by the election at such meeting by the Holders of Series AA Preferred Shares and such other Holders of Preferred Shares of the number of Trustees that they are entitled to elect, and the Trustees so elected by the Holders of Series AA Preferred Shares and such other Holders of Preferred Shares, together with the two (2) Trustees elected by the Holders of Preferred Shares in accordance with Section 7.1 hereof and the remaining Trustees elected by the Holders of Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Fund.

(d) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders of Preferred Shares pursuant to Section 7.2(a) shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional Trustees pursuant to Section 7.2(a) shall cease, subject to the provisions of the last sentence of Section 7.2(a).

7.3. Holders of Series AA Preferred Shares to Vote on Certain Matters.

(a) Certain Amendments Requiring Approval of Preferred Shares. Except as otherwise permitted by the terms of this Supplement, (1) so long as any Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Preferred Shares or the Holders thereof and (2) so long as any Series AA Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of Series AA Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Series AA Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series AA Preferred Shares or the Holders thereof differently than shares of any other series of Preferred Shares; provided, however, that for purposes of this Section 7.3(a), (i) a change in the capitalization of the Fund in accordance with Section 7.1 hereof shall not be considered to materially and adversely affect the rights and preferences of the Preferred Shares, including the Series AA Preferred Shares, and (ii) a division of the Preferred Shares, including the Series AA Preferred Shares, shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a Preferred Share or any series thereof, or the Holder of any such share unless such matter (x) alters or abolishes any preferential right of such Preferred Share, or (y) creates, alters or abolishes any right in respect of redemption of such share (other than as a result of a division of a Preferred Share). So long as any Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least sixty-seven percent (67%) of the Holders of Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

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(b) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including Series AA Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or (B) any action requiring a vote of Holders of the Fund’s securities pursuant to Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(c) Certain Amendments not Requiring Approval. Notwithstanding the foregoing or anything expressed or implied to the contrary in this Supplement, but subject to applicable law, the Board of Trustees may, without any approval of the holders of Series AA Preferred Shares, amend or supplement this Supplement (i) to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, to the extent not adverse to any holder of Series AA Preferred Shares; (ii) to the extent the Board of Trustees deems necessary to conform this Supplement to the requirements of applicable law, including the 1940 Act; (iii) to designate additional series of Preferred Shares (and the terms relating thereto) and/or reallocate shares between series; and (iv) for the purpose of converting, exchanging, reorganizing or combining two or more series of Preferred Shares into a single series of Preferred Shares having materially the same rights, preferences or privileges as set forth herein, including in connection with a Listing Event, and may cause the Fund to conduct a mandatory tender, exchange, conversion, or other reorganization for the purpose of effecting such combination into a single series of Preferred Shares, which conversion, combination, exchange or reorganization shall not be deemed to materially and adversely affect the rights, preferences or privileges of the shares or of one or more series of the Preferred Shares, notwithstanding that in connection with any such conversion, combination, exchange or reorganization holders may receive cash in lieu of fractional shares, and which conversion, combination, exchange or reorganization shall be effective at such time as approved by the Board of Trustees.

7.4. Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Declaration of Trust, the Holders of Series AA Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this ARTICLE VII.

7.5. No Cumulative Voting. The Holders of Series AA Preferred Shares shall have no rights to cumulative voting.

7.6. Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on Series AA Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of Series AA Preferred Shares shall be the right to vote for Trustees pursuant to the provisions of this ARTICLE VII. Nothing in this Section 7.6 shall be deemed to affect the obligation of the Fund to accumulate.

7.7. Holders Entitled to Vote. No Series AA Preferred Share held by the Fund shall have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

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ARTICLE VIII
MISCELLANEOUS

8.1. Issuance of Additional Preferred Shares. So long as any Series AA Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, (a) authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with the Series AA Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series AA Preferred Shares, and (b) authorize, issue and sell additional shares of any such series then Outstanding or so established and created, including additional Series AA Preferred Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 4.2 hereof) of at least 200%.

8.2. Status of Converted, Redeemed or Repurchased Series AA Preferred Shares. Series AA Preferred Shares that at any time have been converted, redeemed or purchased by the Fund shall, after such conversion, redemption or purchase, have the status of authorized but unissued Shares, without designation as to series.

8.3. Adjustment for Reorganization Events.

(a)  In the event of:

(i)  any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Fund with or into another person, in each case, pursuant to which the Common Shares is changed or converted into, or exchanged for, cash, securities or other property of the Fund or another person;

(ii)  any sale, transfer, lease or conveyance to another person, in one or a series of related transactions, of all or a majority of the property and assets of the Fund, in each case pursuant to which the Common Shares is converted into cash, securities or other property; or

(iii)  any statutory exchange of securities of the Fund with another person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Shares into other securities;

(each of which is referred to as a “Reorganization Event”), each reference in this Supplement to Common Shares will, without the consent of the holders and subject to the terms of this Supplement, become a reference to the number, kind and amount of securities, cash and other property (the “Exchange Property”) that each of the Common Shares was converted into, or exchanged for, in such Reorganization Event. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each of the Common Shares held immediately prior to such Reorganization Event by a person, then for the purpose of this Section 8.3, each reference to the Common Shares will be deemed to refer to the weighted average of the types and amounts of consideration per share of Common Shares received by the holders of Common Shares.

(b)  The above provisions of this Section 8.3 shall similarly apply to successive Reorganization Events.

(c)  The Fund (or any successor) shall, no less than 10 calendar days prior to the anticipated effective date of any Reorganization Event (or, if such anticipated effective date cannot be reasonably determined 10 calendar days prior to the date thereof, as promptly as reasonably practicable after the Fund (or any successor) has become aware of the anticipated effective date), provide written notice to the holders of Series AA Preferred Shares of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 8.3.

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(d)  The Fund shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of Series AA Preferred Shares into the Exchange Property in a manner that is consistent with and gives effect to this Section 8.3, and (ii) to the extent that the Fund is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of Series AA Preferred Shares into shares of the person surviving such Reorganization Event or such other continuing entity in such Reorganization Event. The Fund (or any successor) shall have the right to settle any conversions of Series AA Preferred Shares in cash, Exchange Property or any combination thereof.

(e)  With respect to any conversion of Series AA Preferred Shares pursuant to this Supplement, the Fund may, as it determines appropriate in its sole discretion, adjust the conversion rate to account for any stock splits, stock combinations or stock dividends the ex-dividend date for which occurs during the period used for calculating the Conversion Price.

8.4. Notice. All notices or communications hereunder, unless otherwise specified in this Supplement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 7.4 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

8.5. Termination. In the event that no Series AA Preferred Shares are Outstanding, all rights and preferences of Series AA Preferred Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Supplement with respect to such Series AA Preferred Shares shall terminate.

8.6. Amendment. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Supplement or required by applicable law) amend this Supplement so as to reflect any amendments to the terms applicable to the Series AA Preferred Shares, including an increase in the number of authorized Series AA Preferred Shares.

8.7. Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Supplement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

8.8. Modification. The Board of Trustees, without the vote of the Holders of Series AA Preferred Shares, may interpret, supplement or amend the provisions of this Supplement to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Shares of the Fund.

8.9. Information Rights. During any period in which the Fund is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any Series AA Preferred Shares are Outstanding, the Fund will provide Holders of Series AA Term Preferred Shares, without cost, copies of SEC Reports that the Fund would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Fund was subject to such provisions or, alternatively, the Fund will voluntarily file SEC Reports as if the Fund was subject to Section 13 or 15(d) of the Exchange Act.

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8.10. No Additional Rights. Unless otherwise required by law or the Declaration of Trust, the Holders of Series AA Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Supplement.

8.11. Interpretation.

(a) The headings preceding the text of the Articles and Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.

(b) Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles and Sections shall refer to those portions of this Supplement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Fund has caused this Supplement to be duly executed by its duly authorized officer as of this [●] day of [   ] 2025.

EAGLE POINT CREDIT COMPANY

By:
Name:
Title:

SUPPLEMENT TO THE

DECLARATION OF TRUST
OF

EAGLE POINT CREDIT COMPANY

RELATING TO
7.00% SERIES AB CONVERTIBLE AND PERPETUAL PREFERRED SHARES

Supplement to the Declaration of Trust (this “Supplement”) made as of [●], 2025 by the Trustees hereunder

WHEREAS, the Eagle Point Credit Company, a Delaware statutory trust (the “Fund”), was organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014 and converted to Eagle Point Credit Company Inc., a Delaware corporation, on October 6, 2014;

WHEREAS, pursuant to Section 3820 of the Delaware Statutory Trust Act, Eagle Point Credit Company Inc., a Delaware corporation, (the “Corporation”) was converted into the Fund (the “Conversion”);

WHEREAS, in connection with the Conversion all of the outstanding stock of the Corporation was converted into shares of the Fund;

WHEREAS, the Trustees of the Fund may authorize and issue preferred shares of the Fund having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit under Sections 6.1 and 6.2 of the Fund’s Declaration of Trust made as of [●], 2025 (the “Original Declaration of Trust,” as restated, amended or supplemented from time to time, together with this Supplement is referred to herein as the “Declaration of Trust”) without the approval of any holders of shares of beneficial interests in the Fund; and

WHEREAS, the Trustees have made this Supplement to the Original Declaration of Trust to establish the terms, rights, preferences, privileges, limitations and restrictions of the 7.00% Series AB Convertible and Perpetual Preferred Shares of the Fund.

NOW, THEREFORE, the Trustees hereby supplement the Original Declaration of Trust to authorize the issuance by the Fund of its 7.00% Series AB Convertible and Perpetual Preferred Shares as follows:

ARTICLE I
NUMBER OF SHARES; RANKING

1.1. A series of unlimited preferred shares of beneficial interest, authorized by the Original Declaration of Trust, are hereby designated as the 7.00% Series AB Convertible and Perpetual Preferred Shares (the “Series AB Preferred Shares”). Each Series AB Preferred Share shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Original Declaration of Trust, as are set forth in this Supplement. The Series AB Preferred Shares shall constitute a separate series of Shares (as defined below) and each of the Series AB Preferred Shares shall be identical. No fractional Series AB Preferred Shares shall be issued.

1.2. The Series AB Preferred Shares shall rank on parity with (i) any other series of preferred shares, whether now or hereafter issued by the Fund and (ii) any other preferred shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends (collectively with the Series AB Preferred Shares, the “Preferred Shares”) as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Series AB Preferred Shares shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the common shares of beneficial interest (the “Common Shares” and, together with the Preferred Shares, the “Shares”), of the Fund as set forth herein.

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1.3. No individual, partnership, trust, corporation, limited liability company, unincorporated association, joint venture or other entity, or government or any agency or political subdivision thereof (each, a “Person”) in whose name the Series AB Preferred Shares or any other security issued by the Fund is registered in the registration books of the Fund maintained by the Fund’s transfer agent, or any other conversion and paying agent appointed by the Fund with respect to the Series AB Preferred Shares (the “Conversion and Paying Agent”) or otherwise (such Person, a “Holder”), shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Series AB Preferred Shares, other Preferred Shares, Common Shares or other securities of the Fund that it may hereafter issue or sell.

ARTICLE II
DIVIDENDS AND DISTRIBUTIONS

2.1. The Holders of Series AB Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board of Trustees”), out of funds legally available therefor and in preference to dividends and distributions on the Common Shares, cumulative cash dividends and distributions on each Series AB Preferred Share, calculated separately for each Dividend Period (as defined below) at, as of any date, 7.00% per annum (the “Dividend Rate”), computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to $25.00 (the “Liquidation Preference”) for each Series AB Preferred Share, and no more, payable in cash or in additional Series AB Preferred Shares pursuant to the terms of any dividend reinvestment plan adopted by the Fund. For each Series AB Preferred Share, (a) if such share is issued before the Record Date (as defined below) for the Dividend Period in which such share is issued, dividends and distributions on such Series AB Preferred Shares shall accumulate from the first day of such Dividend Period and (b) if such share is issued after the Record Date for the Dividend Period in which such share is issued, dividends and distributions on such Series AB Preferred Shares shall accumulate from the date of issuance of such share. Dividends on all Series AB Preferred Shares shall be payable monthly in arrears as provided in Section 2.2. The amount of dividends payable on the Series AB Preferred Shares will be computed on the basis of actual days elapsed over a 30-day month.

“Dividend Period” means, with respect to each Series AB Preferred Share then Outstanding (as defined below), in the case of the first Dividend Period, the period beginning on and including the first date on which any Series AB Preferred Shares are issued (the "Date of Original Issue") and ending on, but excluding April 30, 2024 and, for each subsequent Dividend Period, the period beginning on and including the last Dividend Payment Date (as defined below) and ending on, but excluding, the next Dividend Payment Date.

2.2. Declaration and Payment; Dividends in Arrears.

(a) Dividends on the Series AB Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the applicable record date, which shall be such date designated by the Board of Trustees that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with respect to such Dividend Period (each, a “Record Date”).

(b) Dividends declared pursuant to Section 2.1 shall be paid on the last business day of every calendar month (each, a “Dividend Payment Date”) to the Holders of Series AB Preferred Shares as their names appear on the registration books of the Fund at the close of business on the applicable Record Date for such dividend. If a Dividend Payment Date falls on a non-Business Day (as defined below), the applicable dividend payment will be made on the next Business Day and no additional dividend payment will accrue as a result of such delayed payment.

(c) Dividends in arrears on Series AB Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on the applicable Record Date. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on Series AB Preferred Shares which may be in arrears.

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2.3. No full dividends and distributions shall be declared or paid on the Series AB Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor for all Outstanding Preferred Shares have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all Outstanding Preferred Shares, any dividends and distributions being declared and paid on the Series AB Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of Series AB Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.3 on the Series AB Preferred Shares.

2.4. For so long as any Series AB Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case,

(a) immediately thereafter, the Fund shall have “asset coverage,” as defined for purposes of Section 18(h) of the Investment Company Act of 1940, as amended, or any successor statute (the “1940 Act”), of at least 200% with respect to all Outstanding senior securities which are shares of the Fund, including all Outstanding Series AB Preferred Shares (or such other percentage as may in the future be specified in the 1940 Act or by rule, regulation or order of the Securities and Exchange Commission (the “SEC”) as the minimum asset coverage for senior securities which are shares of a closed-end registered investment company), after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds; and

(b) all cumulative dividends and distributions on all Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid.

“Outstanding” means, as of any date with respect to a series of Preferred Shares, the number of such series of Preferred Shares theretofore issued by the Fund except (without duplication): (A) any shares of the applicable series of Preferred Shares theretofore cancelled or redeemed or converted or delivered to the Conversion and Paying Agent for cancellation or redemption or conversion in accordance with the terms hereof and (B) any shares of the applicable series of Preferred Shares as to which the Fund shall be the Holder or the beneficial owner.

2.5. Any dividend payment made on Series AB Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

ARTICLE III
LIQUIDATION RIGHTS

3.1. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series AB Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference of such shares plus an amount equal to any accumulated, accrued and unpaid dividends thereon to, but excluding, the date of such liquidation distribution, and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

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3.2. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding Series AB Preferred Shares and any other Outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the amount due as provided in Section 3.1 above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such Series AB Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the amount due, as provided in Section 3.1 above, has been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of the Common Shares.

3.3. Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this ARTICLE III.

ARTICLE IV
ASSET COVERAGE TEST

4.1. Asset Coverage Requirement. For so long as any Series AB Preferred Shares are Outstanding, the Fund shall have “asset coverage” of a class of senior security which is stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof (“Asset Coverage”), of at least 200% as of the close of business on the last Business Day of any of the three month periods ending March 31, June 30, September 30 or December 31 of each year (each, a “Calendar Quarter”). If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions Section 6.4(a) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 4.1.

ARTICLE V
REDEMPTION

Shares of Series AB Preferred Shares shall be subject to redemption as provided below:

5.1. Optional Redemption upon Death or Disability of Holder.

(a) Beginning on the Date of Original Issue and prior to the Listing Deadline Date (as defined below) designated in connection with a Listing Event (as defined below), upon request by the authorized representative of the beneficial owner (or his or her estate) of any Series AB Preferred Shares who is a natural person (including a natural person who beneficially owns Series AB Preferred Shares through an individual retirement account or personal trust), following the death or disability of the beneficial owner of such shares, the Fund will, at its option and subject to the restrictions herein, redeem such shares (“Survivor’s Option”); provided that in order to exercise the Survivor’s Option, the beneficial owner (or his or her estate) of Series AB Preferred Shares must have held such shares for a minimum of six (6) months. No conversion fee will be charged in connection with the redemption of Series AB Preferred Shares upon the death or disability of a beneficial owner pursuant to this Section 5.1. The Survivor’s Option shall terminate upon the occurrence of a Listing Event.

(b) With respect to any redemption pursuant to this Section 5.1, the Fund will redeem Series AB Preferred Shares for cash, at a redemption price equal to the Liquidation Preference, plus an amount equal to any accumulated, accrued and unpaid dividends thereon to, but excluding, the date of such redemption.

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(c) To be valid, any Survivor’s Option must be exercised by or on behalf of the disabled beneficial owner of Series AB Preferred Shares or the person who has authority to act on behalf of the deceased beneficial owner of Series AB Preferred Shares (including, without limitation, the personal executor of the deceased beneficial owner or the surviving joint beneficial owner with the deceased beneficial owner) under the laws of the applicable jurisdiction.

(d) The death or disability of a person holding a beneficial ownership interest in any Series AB Preferred Shares as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased or disabled beneficial owner’s spouse, will be deemed the death or disability of a beneficial owner of such shares, and the entirety of the shares so beneficially owned will be eligible for the Survivor’s Option. However, the death or disability of a person holding a beneficial ownership interest in any Series AB Preferred Shares as tenant in common with a person other than such deceased beneficial owner’s spouse will be deemed the death or disability of a beneficial owner only with respect to such deceased person’s interest in such shares, and only a corresponding portion of the shares so beneficially owned will be eligible for the Survivor’s Option.

(e) The death or disability of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in any Series AB Preferred Shares will be deemed the death or disability of the beneficial owner of those shares for purposes of any Survivor’s Option, regardless of whether that beneficial owner was the registered holder of such shares, if entitlement to those interests can be established to the satisfaction of the Fund. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, a beneficial ownership interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interests in the applicable shares during his or her lifetime.

(f) With respect to any Series AB Preferred Shares held in “street name” through a DTC Participant for which DTC or its nominee is the record holder of the shares, DTC or its nominee, as record holder of the shares, will be the only entity that can exercise any Survivor’s Option for such shares. With respect to any Series AB Preferred Shares held through direct register, the record holder of the shares will be the only entity that can exercise any Survivor’s Option for such shares.

(g) To exercise the Survivor’s Option for any Series AB Preferred Shares, the authorized representative of the deceased or disabled beneficial owner (or his or her estate) must provide to the Fund or its designee:

(i) appropriate evidence (a) that the deceased or disabled person was the beneficial owner of Series AB Preferred Shares at the time of death or disability and his or her interest in the shares was owned by the deceased or disabled beneficial owner or his or her estate at least six months prior to the exercise of the Survivor’s Option (b) that the death or disability of the beneficial owner has occurred (including a certificate of death or disability), (c) of the date of death or disability of the beneficial owner, and (d) that the representative has authority to act on behalf of the beneficial owner;

(ii) a written request to exercise the Survivor’s Option signed by the disabled beneficial owner or the authorized representative of the deceased or disabled beneficial owner with the signature guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States;

(iii) if applicable, a properly executed assignment or endorsement;

(iv) tax waivers and any other instruments or documents that the Fund reasonably requires in order to establish the validity of the beneficial ownership of Series AB Preferred Shares and the claimant’s entitlement to payment; and

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(v) any additional information the Fund reasonably requires to evidence satisfaction of any conditions to the exercise of any Survivor’s Option or to document beneficial ownership or authority to exercise the Survivor’s Option. In the case of shares held through a broker or nominee, the disabled beneficial owner or authorized representative of the deceased or disabled beneficial owner (or his or her estate) must deliver the foregoing information to the applicable broker or nominee, along with a written instruction to such broker or nominee to exercise the Survivor’s option on behalf of the deceased or disabled beneficial owner (or his or her estate). In turn, the broker or other nominee will deliver each of these items to the Fund or other nominee, along with evidence satisfactory to the Fund from the broker or other nominee stating that it represents the deceased or disabled beneficial owner.

(h) The Fund shall not be obligated to redeem any Series AB Preferred Shares pursuant to this Section 5.1 to the extent that (i) the Fund does not have sufficient funds available to fund such redemption or (ii) the Fund is restricted by applicable law, including the asset coverage requirements of the 1940 Act applicable to the Fund, or by the terms of any then outstanding senior securities of the Fund from making such redemption.

(i) An otherwise valid election to exercise any Survivor’s Option may not be withdrawn. Each election to exercise any Survivor’s Option will be accepted in the order that elections are received by the Fund, except for any request the acceptance of which would contravene any of the limitations described in the preceding paragraph. Shares accepted for redemption through the exercise of any Survivor’s Option normally will be redeemed monthly. Each tendered share that is not accepted in any calendar year due to the application of any of the limitations described in the preceding paragraph will be deemed to be tendered in the following calendar year in the order in which all such shares were originally tendered. If any shares tendered through a valid exercise of any Survivor’s Option are not accepted, the Fund will deliver a notice by first-class mail to the registered holder, at that holder’s last known address as indicated in the Fund’s shareholder register, that states the reason the shares have not been accepted for redemption.

(j) All other questions regarding the eligibility or validity of any exercise of any Survivor’s Option will be determined by the Fund, in its sole discretion, which determination will be final and binding on all parties.

ARTICLE VI

CONVERSION

6.1 Defined Terms.

(a) “Conversion Price” means the Current Market Price of the Common Shares; provided, that, for any conversion at the option of the Fund pursuant to Sections 6.3 and 6.4, if the Fund has not received shareholder approval under by the 1940 Act to issue Common Shares below net asset value, or “NAV,” in connection with such conversion, as necessary with respect to such conversion, the “Conversion Price” means the net asset value per each of the Common Shares at the close of business on the business day immediately preceding the Conversion Date.

(b) “Current Market Price” per each of the Common Shares, as of any date of determination, means the arithmetic average of the daily volume weighted average price, or “VWAP,” per each of the Common Shares over each of the five consecutive trading days ending on the Holder Conversion Exercise Date (as defined below) or the Issuer Conversion Exercise Date (as defined below), as the case may be; provided however, if as of any date of determination the Common Shares is not listed or quoted on a national securities exchange or automated quotation system, the Current Market Price shall be determined based on the last quoted bid price for the Common Shares in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Shares on that date as determined by an independent financial advisor retained by the Fund for such purpose.

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(c) “Issuance Reference Date” means, with respect to any of the Series AB Preferred Shares, the date on which such share was originally issued; provided that from time to time the Board of Trustees may, without approval of holders of Series AB Preferred Shares, designate a different date as the Issuance Reference Date, provided that such date is not later than the date on which such Series AB Preferred Share was originally issued and not earlier than six months prior to the date on which such Series AB Preferred Share was originally issued. The Board of Trustees may cause the Fund to conduct a mandatory tender, exchange, conversion or other reorganization solely for the purpose of designating a different Issuance Reference Date as permitted hereby, which conversion, combination, exchange or reorganization shall not be deemed to materially and adversely affect the rights, preferences or privileges of Series AB Preferred Shares, notwithstanding that in connection with any such conversion, combination, exchange or reorganization holders may receive cash in lieu of fractional shares, and which conversion, combination, exchange or reorganization shall be effective at such time as approved by the Board of Trustees. Series AB Preferred Shares issued pursuant to a dividend reinvestment plan adopted by the Fund shall, in accordance with the terms of such dividend reinvestment plan, be of the same series and be deemed to have the Issuance Reference Date based on the Issuance Reference Date of the Series AB Preferred Shares for which the dividend was declared.

6.2. Holder Optional Conversion.

(a) At any time prior to the listing of the Series AB Preferred Shares on a national securities exchange (which may not occur and is subject to the Board’s discretion) (a “Listing Event”), a holder of Series AB Preferred Shares may require the Fund to convert such Series AB Preferred Shares pursuant to this Section 6.2 (a “Holder Optional Conversion”).

(b) A holder of Series AB Preferred Shares may exercise a Holder Optional Conversion only by delivering to the Fund or its designee at any time a written notice to convert stating that the holder elects to convert all or a stated number of their Series AB Preferred Shares (a “Holder Conversion Notice”), subject to any early applicable dividend clawback (the “Dividend Clawback”) as provided in Section 6.2(j).

(c) A Holder Conversion Notice will be effective as of:

(i) the 15th calendar day of the month (provided that if such day is not a Business Day, the Business Day immediately following the 15th calendar day of the month); or

(ii) the last Business Day of the month;

whichever occurs first after a Holder Conversion Notice is duly received by the Fund or its designee (each such date, a “Holder Conversion Deadline”). Any Holder Conversion Notice received after 5:00 p.m. (Eastern time) on a Holder Conversion Deadline will be effective as of the next Holder Conversion Deadline; provided that in connection with a Listing Event, no Holder Conversion Deadline shall occur after the 30th calendar day prior the Listing Date (the “Listing Deadline Date”) designated in a Listing Notice (as defined below) (unless the Listing Notice is revoked pursuant to Section 6.5 in which case Holder Conversion Deadline shall recommence), and any Holder Conversion Notice received after 5:00 p.m. (Eastern time) on the final Holder Conversion Deadline before the Listing Deadline Date will be null and void.

(d) For all Series AB Preferred Shares duly submitted for conversion pursuant to a Holder Optional Conversion on or before a Holder Conversion Deadline, the Fund shall determine the Settlement Amount (as defined below) on any business day after such Holder Conversion Deadline but before the next Holder Conversion Deadline (such date, the “Holder Conversion Exercise Date”) that the Fund selects in its sole discretion. The “Settlement Amount” means (A) the Liquidation Preference, plus (B) unpaid dividends accrued to, but not including, the Holder Conversion Exercise Date, minus (C) the Dividend Clawback applicable on the respective Holder Conversion Exercise Date, if any.

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(e) The Fund or its designee may, in its sole discretion, allow a holder to revoke their Holder Conversion Notice pursuant to notice of revocation delivered to the Fund or its designee at any time prior to 5:00 p.m. (Eastern time) on the Business Day immediately preceding the Holder Conversion Exercise Date.

(f) The Fund shall settle any Holder Optional Conversion by any of the following methods, which it may determine in its sole discretion at any time:

(i) The Fund will deliver a number of Common Shares calculated using a conversion rate (the “HOC Rate”) equal to (1) the Settlement Amount, divided by (2) the Conversion Price;

(ii) The Fund will deliver the Settlement Amount in cash; or

(iii) Any combination of Section 6.2(f)(i) and 6.2(f)(ii).

(g) The Fund shall issue and deliver, or cause to be issued and delivered, to the holder of Series AB Preferred Shares converted pursuant to the Holder Optional Conversion the number of duly authorized and issued, fully paid and nonassessable Common Shares to which the holder of Series AB Preferred Shares so converted shall be entitled, and/or pay an amount of cash to which the holder of Series AB Preferred Shares is entitled, pursuant to this Supplement.

(h) Series AB Preferred Shares for which a Holder Conversion Notice has been delivered shall not be subject to any conversion by the Fund pursuant to Section 6.3 or redemption pursuant to Article V occurring after the effective Holder Conversion Deadline.

(i) The right of holders of Series AB Preferred Shares to exercise the Holder Optional Conversion shall terminate in connection with a Listing Event.

(j) If a holder of a Series AB Preferred Share exercises a Holder Optional Conversion within the first twelve months following the Issuance Reference Date of such Series AB Preferred Share, the Settlement Amount payable to such holder will be reduced by the aggregate amount of all dividends, whether paid or accrued, on such Series AB Preferred Share in the three full months prior to the Holder Conversion Exercise Date, if any (such aggregate amount, the “Dividend Clawback”). The Corporation, in its sole discretion, may waive the Dividend Clawback with respect to any conversion of Series AB Preferred Shares. If such conversion is to be settled in part or in whole in cash, the Company shall make a public announcement of the terms and duration of such waiver, which shall apply to any holder effecting a Holder Optional Conversion during the pendency of the term of such waiver.

6.3 Issuer Optional Conversion.

(a) After the second anniversary of the Issuance Reference Date of a Series AB Preferred Share, or the Date of Original Issue following a Listing Event, the Fund may cause Series AB Preferred Shares (the “Issuer Conversion Eligible Shares”) to be converted in whole or in part into Common Shares; provided that upon a determination by the Board of Trustees, in its sole discretion, that the conversion of Series AB Preferred Shares that are not Issuer Conversion Eligible Shares is necessary to comply with the asset coverage requirements of the 1940 Act applicable to the Fund, to cause the Fund to maintain the Fund’s status as a “regulated investment company” under Subchapter M of the Code, to maintain or enhance one or more of the Fund’s credit ratings, to help comply with regulatory or other obligations applicable to the Fund, to achieve a strategic transaction, or to improve the liquidity position of the Fund (each, a “Permitted Purpose”), the Board of Trustees, including a majority of the independent Trustees, may, in its sole discretion, cause the Fund to cause shares that are not Issuer Conversion Eligible Shares to be converted in whole or in part into Common Shares. In the case of any conversion of shares that are not Issuer Conversion Eligible Shares pursuant to this Section 6.3(a), the Fund shall cause the conversion of the minimum number of outstanding Series AB Preferred Shares necessary to achieve the applicable Permitted Purpose, and, if the conversion of all Issuer Conversion Eligible Shares is insufficient in such respect, the Fund shall cause the conversion of the minimum number of then outstanding shares that are not Issuer Conversion Eligible Shares, together with the conversion of all Issuer Conversion Eligible Shares, necessary to achieve the Permitted Purpose.

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(b) At any time or from time to time, the Fund may cause the Series AB Preferred Shares to be converted pursuant to this Section 6.3 in whole or in part into (x) cash, (y) Common Shares or (z) a combination of cash and Common Shares, in the sole discretion of the Fund. The Fund will settle any conversion pursuant to this Section 6.3 by paying or delivering, as the case may be, (A) a number of Common Shares calculated using a conversion rate equal to (1) the Settlement Amount (excluding, for the avoidance of doubt, any Conversion Fee), minus any portion of the Settlement Amount that the Fund elects to pay in cash, divided by (2) the arithmetic average of the VWAP per common share over each of the five consecutive trading days ending on the date of the Issuer Optional Conversion, or the “IOC Conversion Price,” and each of the HOC Conversion Price and the OIC Conversion Price, a “Conversion Price” as of the applicable Issuer Conversion Exercise Date so long as (i) the Conversion Price would not represent a discount to the then-current NAV of a Common Share or (ii) the Fund has or has obtained any required shareholder approval under the 1940 Act to issue the Common Shares below NAV, or (B) if the Conversion Price is at a discount to the then-current NAV per Common Share and the Fund does not have or have not obtained any required shareholder approval under the 1940 Act to issue the Common Shares below NAV, a number of the Common Shares calculated using a conversion rate equal to (1) the Settlement Amount minus any portion of the Settlement Amount that the Fund elect to pay in cash, divided by (2) the NAV per Common Share as of the close of business on the business day immediately preceding the date of conversion and (C) the portion of the Settlement Amount that the Fund elects to pay in cash. In case of any conversion pursuant to this Section 6.3 of less than all Series AB Preferred Shares at the time outstanding, the Series AB Preferred Shares to be converted shall be selected pro rata or by lot (subject to the proviso in Section 6.3(a) for conversion of shares that are not Issuer Conversion Eligible Shares).

(c) The right to convert Series AB Preferred Shares pursuant to this Section 6.3 may be exercised by the Fund only by delivering, upon not less than 30 calendar days prior to the date fixed by the Fund for the conversion of Series AB Preferred Shares (the “Issuer Conversion Exercise Date”), a written notice to holders of Series AB Preferred Shares stating that the Fund elects to convert all or a stated number of their Series AB Preferred Shares pursuant to this Section 6.3 (each, an “Issuer Conversion Notice”).

(d) The Fund shall issue and deliver, or cause to be issued and delivered, to the holder of Series AB Preferred Shares converted pursuant to this Section 6.3 the number of duly authorized and issued, fully paid and nonassessable Common Shares to which the holder of Series AB Preferred Shares so converted shall be entitled, and/or an amount of cash to which the holder of Series AB Preferred Shares is entitled, pursuant to this Supplement.

(e) Notwithstanding any delivery of an Issuer Conversion Notice, holders may continue to exercise the Holder Optional Conversion pursuant to Section 6.2 for any Holder Conversion Deadline occurring prior to the Issuer Conversion Exercise Date.

6.4 Asset Coverage Conversion.

(a) At any time following the date of issuance of Series AB Preferred Shares, if the Fund fails to comply with the Asset Coverage requirement as provided in Section 4.1 as of the last Business Day of any Calendar Quarter and such failure is not cured as of the date that is thirty (30) calendar days following the date of filing of the Fund’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Reports on Form N-PORT, as applicable (each, an “SEC Report”) with the SEC with respect to such Calendar Quarter (such Business Day, the “Asset Coverage Cure Date”), the Fund shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a conversion or redemption date and proceed to convert (an “Asset Coverage Conversion”) or redeem (an "Asset Coverage Redemption"), as determined by the Fund in its sole discretion, in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole discretion (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of Series AB Preferred Shares, to enable it to meet the requirements of Section 6.4(b). In the event that any Series AB Preferred Shares then Outstanding are to be converted pursuant to this Section 6.4(a), the Fund shall settle any Asset Coverage Conversion in the same manner as an Issue Optional Conversion as described in Section 6.3.

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(b) On the conversion or redemption date for an Asset Coverage Conversion or Asset Coverage Redemption contemplated by Section 6.4(a), the Fund shall convert or redeem, as applicable, (x) such number of Preferred Shares (which may include at the Fund’s discretion any number or proportion of Series AB Preferred Shares) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, the conversion of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of Series AB Preferred Shares and other Preferred Shares the conversion or redemption of which would have such result, all Series AB Preferred Shares and other Preferred Shares then Outstanding shall be converted or redeemed, as applicable), or (y) if fewer, the maximum number of Preferred Shares that can be converted or redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law, provided, further, that in connection with such Asset Coverage Conversion or Asset Coverage Redemption, the Fund may at its sole option, but is not required to, convert a sufficient number of Series AB Preferred Shares pursuant to this Section 6.4 that, when aggregated with other Preferred Shares redeemed or converted by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Fund shall effect such conversion or redemption on the date fixed by the Fund therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the conversion or redemption of all of the required number of Series AB Preferred Shares and other Preferred Shares which have been designated to be redeemed or converted or the Fund otherwise is unable to effect such conversion or redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Fund shall convert or redeem those Series AB Preferred Shares and other Preferred Shares which it was unable to convert or redeem on the earliest practicable date on which it is able to effect such conversion or redemption. If fewer than all of the Outstanding Series AB Preferred Shares are to be converted pursuant to this Section 6.4, the number of Series AB Preferred Shares to be converted shall be converted (A) pro rata among the Outstanding Series AB Preferred Shares or (B) by lot.

6.5 Listing Event. The Fund may, in its sole discretion, cause the Series AB Preferred Shares to be listed for trading on a national stock exchange. In connection with any Listing Event, the Fund shall deliver written notice of the Listing Event (the “Listing Notice”) to holders of Series AB Preferred Shares not less than 60 calendar days prior to the date upon which the Series AB Preferred Shares shall be listed on a national stock exchange (the “Listing Date”), specifying the Listing Date, the Listing Deadline Date and the date of the final Holder Conversion Notice Date occurring prior to the Listing Deadline Date. If the Fund shall fail to cause the Series AB Preferred Shares to be listed on national stock exchange within 30 days after the Listing Date set forth in the Listing Notice, the Listing Notice shall be automatically revoked and the Fund shall deliver a new Listing Notice not less than 60 calendar days prior to a newly designated Listing Date.

6.6 Effect of Conversion. Any conversion of Series AB Preferred Shares made pursuant to Section 6.2, Section 6.3, or Section 6.4 shall be deemed to have been made at the close of business on the applicable Holder Conversion Exercise Date or Issuer Conversion Exercise Date (together, a “Conversion Date”), and the rights of the holder thereof with respect to the Series AB Preferred Shares being converted shall cease, except that the holder thereof shall thereafter have and retain (i) the right to receive cash or Common Shares in respect of the converted Series AB Preferred Shares, including cash in lieu of fractional Common Shares in accordance with Section 6.7, and (ii) the right to vote such Series AB Preferred Shares in connection with any matters submitted to a vote of the shareholders or to receive distributions with respect to such Series AB Preferred Shares, in either case as to which the applicable record date established by the Board of Trustees for determining shareholders entitled to vote on such matter or entitled to receive distributions, as the case may be, shall occur prior to the Conversion Date. The Person(s) entitled to receive the Common Shares upon the conversion of the Series AB Preferred Shares shall be treated for all purposes as having become the record holder of such Common Shares as of the close of business on the Conversion Date.

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6.7 No Fractional Shares. No fractional Common Shares shall be issued upon conversion of any Series AB Preferred Shares into Common Shares. In lieu of fractional shares otherwise issuable, each holder will be entitled to receive an amount in cash equal to the fraction of a Common Share multiplied by the Conversion Price applicable to such Conversion Date. In order to determine whether the number of Common Shares to be delivered to a holder upon the conversion of such holder’s Series AB Preferred Shares will include a fractional share, such determination shall be based on the aggregate number of Series AB Preferred Shares of such holder that are being converted on any single Conversion Date. Notwithstanding the foregoing, if on any Conversion Date, the Fund is prohibited from making any cash distribution pursuant to the 1940 Act or the terms of the Fund’s senior securities then outstanding, no fractional shares will be issued and no cash in lieu of fractional shares will be paid and the amount of Common Shares to be delivered to a holder upon conversion will be rounded down to the nearest whole Common Share.

ARTICLE VII
VOTING RIGHTS

7.1. One Vote Per Series AB Preferred Share. Except as otherwise provided in the Declaration of Trust or as otherwise required by applicable law, (i) each Holder of Series AB Preferred Shares shall be entitled to one vote for each Series AB Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the Holders of Outstanding Preferred Shares, including Outstanding Series AB Preferred Shares, and holders of outstanding Common Shares shall vote together as a single class; provided, however, that the Holders of Outstanding Preferred Shares, including Outstanding Series AB Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of the Fund, to elect two Trustees of the Fund at all times. Subject to Section 7.2, the Holders of outstanding Common Shares and Preferred Shares, including Series AB Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

7.2. Voting For Additional Trustees.

(a) Voting Period. During any period in which any one or more of the conditions described in clauses (i) or (ii) of this Section 7.2(a) shall exist (such period being referred to herein as a “Voting Period”), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the Holders of Preferred Shares, including Series AB Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including Series AB Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(i)	if, at the close of business on any dividend payment date for any Outstanding Preferred Shares including any Outstanding Series AB Preferred Shares, accumulated dividends (whether or not earned or declared) on such Outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Conversion and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(ii)	if at any time Holders of Preferred Shares are otherwise entitled under the applicable provisions of the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 7.2(a) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 7.2(a).

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(b) Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional Trustees as described in Section 7.2(a), the Fund shall call a special meeting of such Holders and notify the Conversion and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which Trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), shall be entitled to elect the number of Trustees prescribed in Section 7.2(a) on a one-vote-per-share basis.

(c) Terms of Office of Existing Trustees. The terms of office of the incumbent Trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional Trustees in accordance with Section 7.2(a) shall not be affected by the election at such meeting by the Holders of Series AB Preferred Shares and such other Holders of Preferred Shares of the number of Trustees that they are entitled to elect, and the Trustees so elected by the Holders of Series AB Preferred Shares and such other Holders of Preferred Shares, together with the two (2) Trustees elected by the Holders of Preferred Shares in accordance with Section 7.1 hereof and the remaining Trustees elected by the Holders of Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Fund.

(d) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders of Preferred Shares pursuant to Section 7.2(a) shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional Trustees pursuant to Section 7.2(a) shall cease, subject to the provisions of the last sentence of Section 7.2(a).

7.3. Holders of Series AB Preferred Shares to Vote on Certain Matters.

(a) Certain Amendments Requiring Approval of Preferred Shares. Except as otherwise permitted by the terms of this Supplement, (1) so long as any Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Preferred Shares or the Holders thereof and (2) so long as any Series AB Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of Series AB Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Series AB Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series AB Preferred Shares or the Holders thereof differently than shares of any other series of Preferred Shares; provided, however, that for purposes of this Section 7.3(a), (i) a change in the capitalization of the Fund in accordance with Section 7.1 hereof shall not be considered to materially and adversely affect the rights and preferences of the Preferred Shares, including the Series AB Preferred Shares, and (ii) a division of the Preferred Shares, including the Series AB Preferred Shares, shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a Preferred Share or any series thereof, or the Holder of any such share unless such matter (x) alters or abolishes any preferential right of such Preferred Share, or (y) creates, alters or abolishes any right in respect of redemption of such share (other than as a result of a division of a Preferred Share). So long as any Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least sixty-seven percent (67%) of the Holders of Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

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(b) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including Series AB Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or (B) any action requiring a vote of Holders of the Fund’s securities pursuant to Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(c) Certain Amendments not Requiring Approval. Notwithstanding the foregoing or anything expressed or implied to the contrary in this Supplement, but subject to applicable law, the Board of Trustees may, without any approval of the holders of Series AB Preferred Shares, amend or supplement this Supplement (i) to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, to the extent not adverse to any holder of Series AB Preferred Shares; (ii) to the extent the Board of Trustees deems necessary to conform this Supplement to the requirements of applicable law, including the 1940 Act; (iii) to designate additional series of Preferred Shares (and the terms relating thereto) and/or reallocate shares between series; and (iv) for the purpose of converting, exchanging, reorganizing or combining two or more series of Preferred Shares into a single series of Preferred Shares having materially the same rights, preferences or privileges as set forth herein, including in connection with a Listing Event, and may cause the Fund to conduct a mandatory tender, exchange, conversion, or other reorganization for the purpose of effecting such combination into a single series of Preferred Shares, which conversion, combination, exchange or reorganization shall not be deemed to materially and adversely affect the rights, preferences or privileges of the shares or of one or more series of the Preferred Shares, notwithstanding that in connection with any such conversion, combination, exchange or reorganization holders may receive cash in lieu of fractional shares, and which conversion, combination, exchange or reorganization shall be effective at such time as approved by the Board of Trustees.

7.4. Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Declaration of Trust, the Holders of Series AB Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this ARTICLE VII.

7.5. No Cumulative Voting. The Holders of Series AB Preferred Shares shall have no rights to cumulative voting.

7.6. Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on Series AB Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of Series AB Preferred Shares shall be the right to vote for Trustees pursuant to the provisions of this ARTICLE VII. Nothing in this Section 7.6 shall be deemed to affect the obligation of the Fund to accumulate.

7.7. Holders Entitled to Vote. No Series AB Preferred Share held by the Fund shall have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

ARTICLE VIII
MISCELLANEOUS

8.1. Issuance of Additional Preferred Shares. So long as any Series AB Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, (a) authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with the Series AB Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series AB Preferred Shares, and (b) authorize, issue and sell additional shares of any such series then Outstanding or so established and created, including additional Series AB Preferred Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 4.2 hereof) of at least 200%.

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8.2. Status of Converted, Redeemed or Repurchased Series AB Preferred Shares. Series AB Preferred Shares that at any time have been converted, redeemed or purchased by the Fund shall, after such conversion, redemption or purchase, have the status of authorized but unissued Shares, without designation as to series.

8.3. Adjustment for Reorganization Events.

(a)  In the event of:

(i)  any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Fund with or into another person, in each case, pursuant to which the Common Shares is changed or converted into, or exchanged for, cash, securities or other property of the Fund or another person;

(ii)  any sale, transfer, lease or conveyance to another person, in one or a series of related transactions, of all or a majority of the property and assets of the Fund, in each case pursuant to which the Common Shares is converted into cash, securities or other property; or

(iii)  any statutory exchange of securities of the Fund with another person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Shares into other securities;

(each of which is referred to as a “Reorganization Event”), each reference in this Supplement to Common Shares will, without the consent of the holders and subject to the terms of this Supplement, become a reference to the number, kind and amount of securities, cash and other property (the “Exchange Property”) that each of the Common Shares was converted into, or exchanged for, in such Reorganization Event. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each of the Common Shares held immediately prior to such Reorganization Event by a person, then for the purpose of this Section 8.3, each reference to the Common Shares will be deemed to refer to the weighted average of the types and amounts of consideration per share of Common Shares received by the holders of Common Shares.

(b)  The above provisions of this Section 8.3 shall similarly apply to successive Reorganization Events.

(c)  The Fund (or any successor) shall, no less than 10 calendar days prior to the anticipated effective date of any Reorganization Event (or, if such anticipated effective date cannot be reasonably determined 10 calendar days prior to the date thereof, as promptly as reasonably practicable after the Fund (or any successor) has become aware of the anticipated effective date), provide written notice to the holders of Series AB Preferred Shares of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 8.3.

(d)  The Fund shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of Series AB Preferred Shares into the Exchange Property in a manner that is consistent with and gives effect to this Section 8.3, and (ii) to the extent that the Fund is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of Series AB Preferred Shares into shares of the person surviving such Reorganization Event or such other continuing entity in such Reorganization Event. The Fund (or any successor) shall have the right to settle any conversions of Series AB Preferred Shares in cash, Exchange Property or any combination thereof.

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(e)  With respect to any conversion of Series AB Preferred Shares pursuant to this Supplement, the Fund may, as it determines appropriate in its sole discretion, adjust the conversion rate to account for any stock splits, stock combinations or stock dividends the ex-dividend date for which occurs during the period used for calculating the Conversion Price.

8.4. Notice. All notices or communications hereunder, unless otherwise specified in this Supplement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 7.4 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

8.5. Termination. In the event that no Series AB Preferred Shares are Outstanding, all rights and preferences of Series AB Preferred Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Supplement with respect to such Series AB Preferred Shares shall terminate.

8.6. Amendment. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Supplement or required by applicable law) amend this Supplement so as to reflect any amendments to the terms applicable to the Series AB Preferred Shares, including an increase in the number of authorized Series AB Preferred Shares.

8.7. Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Supplement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

8.8. Modification. The Board of Trustees, without the vote of the Holders of Series AB Preferred Shares, may interpret, supplement or amend the provisions of this Supplement to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Shares of the Fund.

8.9. Information Rights. During any period in which the Fund is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any Series AB Preferred Shares are Outstanding, the Fund will provide Holders of Series AB Term Preferred Shares, without cost, copies of SEC Reports that the Fund would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Fund was subject to such provisions or, alternatively, the Fund will voluntarily file SEC Reports as if the Fund was subject to Section 13 or 15(d) of the Exchange Act.

8.10. No Additional Rights. Unless otherwise required by law or the Declaration of Trust, the Holders of Series AB Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Supplement.

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8.11. Interpretation.

(a) The headings preceding the text of the Articles and Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.

(b) Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles and Sections shall refer to those portions of this Supplement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Fund has caused this Supplement to be duly executed by its duly authorized officer as of this [●] day of [   ] 2025.

EAGLE POINT CREDIT COMPANY

By:
Name:
Title:

SUPPLEMENT TO THE
DECLARATION OF TRUST
OF
EAGLE POINT CREDIT COMPANY
RELATING TO
6.50% SERIES C TERM PREFERRED SHARES DUE 2031

Supplement to Declaration of Trust (the “Supplement”) made as of [●], 2025 by the Trustees hereunder

WHEREAS, the Eagle Point Credit Company, a Delaware statutory trust (the “Fund”), was organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014 and converted to Eagle Point Credit Company Inc., a Delaware corporation, on October 6, 2014;

WHEREAS, pursuant to Section 3820 of the Delaware Statutory Trust Act, Eagle Point Credit Company Inc., a Delaware corporation, (the “Corporation”) was converted into the Fund (the “Conversion”);

WHEREAS, in connection with the Conversion all of the outstanding stock of the Corporation was converted into shares of the Fund;

WHEREAS, the Trustees of the Fund may authorize and issue preferred shares of the Fund having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit under Sections 6.1 and 6.2 of the Fund’s Declaration of Trust made as of [●], 2025 (the “Original Declaration of Trust,” as restated, amended or supplemented from time to time, together with this Supplement is referred to herein as the “Declaration of Trust”) without the approval of any holders of shares of beneficial interests in the Fund; and

WHEREAS, the Trustees have made this Supplement to the Original Declaration of Trust to establish the terms, rights, preferences, privileges, limitations and restrictions of the 6.50% Series C Term Preferred Shares due 2031 of the Fund.

NOW, THEREFORE, the Trustees hereby supplement the Original Declaration of Trust to authorize the issuance by the Fund of its 6.50% Series C Term Preferred Shares due 2031 as follows:

ARTICLE I
NUMBER OF SHARES; RANKING

1.1. A series of unlimited preferred shares of beneficial interest, par value $0.001 per share, authorized by the Original Declaration of Trust are hereby designated as the 6.50% Series C Term Preferred Shares due 2031 (the “Series C Term Preferred Shares”). Each Series C Term Preferred Shares shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Original Declaration of Trust, as are set forth in this Supplement. The Series C Term Preferred Shares shall constitute a separate series of Shares (as defined below) and each Series C Term Preferred Share shall be identical. No fractional Series C Term Preferred Share shall be issued.

1.2. The Series C Term Preferred Shares shall rank on parity with (i) any other series of preferred shares, whether now or hereafter issued by the Fund and (ii) any other preferred shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends (collectively with the Series C Term Preferred Shares, the “Preferred Shares”) as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Series C Term Preferred Shares shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the common shares of beneficial interest (the “Common Shares” and, together with the Preferred Shares, the “Shares”), of the Fund as set forth herein.

1.3. No individual, partnership, trust, corporation, limited liability company, unincorporated association, joint venture or other entity, or government or any agency or political subdivision thereof (each, a “Person”) in whose name the Series C Term Preferred Shares or any other security issued by the Fund is registered in the registration books of the Fund maintained by Equiniti Trust Company, LLC and its successors, or any other redemption and paying agent appointed by the Fund with respect to the Series C Term Preferred Shares (the “Redemption and Paying Agent”) or otherwise (such Person, a “Holder”), shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Series C Term Preferred Shares, other Preferred Shares, Common Shares or other securities of the Fund that it may hereafter issue or sell.

ARTICLE II
DIVIDENDS AND DISTRIBUTIONS

2.1. The Holders of Series C Term Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board of Trustees”), out of funds legally available therefor and in preference to dividends and distributions on the Common Shares, cumulative cash dividends and distributions on each share of Series C Term Preferred Shares, calculated separately for each Dividend Period (as defined below) at, as of any date, 6.50% per annum (the “Fixed Dividend Rate”) as adjusted, if a Default Period (as defined below) shall be in existence on such date, in accordance with the provisions of Section 2.8 (the “Dividend Rate”) in effect from time to time for the Series C Term Preferred Shares during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to $25.00 (the “Liquidation Preference”) for each Series C Term Preferred Share, and no more. In the case of each Series C Term Preferred Share issued on June 16, 2021 (the “Date of Original Issue”), dividends and distributions on such Series C Term Preferred Shares shall accumulate from the Date of Original Issue. In the case of a Series C Term Preferred Share issued on a date subsequent to the Date of Original Issue, (a) if such share is issued before the Record Date (as defined below) for the Dividend Period in which such share is issued, dividends and distributions on such Series C Term Preferred Share shall accumulate from the first day of such Dividend Period and (b) if such share is issued after the Record Date for the Dividend Period in which such share is issued, dividends and distributions on such Series C Term Preferred Share shall accumulate from the first day of the Dividend Period immediately following the issuance of such share. Dividends and distributions on all Series C Term Preferred Shares shall be payable monthly in arrears as provided in Section 2.2. The amount of dividends payable on the Series C Term Preferred Shares on any date prior to the end of a Dividend Period, and for the initial Dividend Period, will be computed on the basis of actual days elapsed over a 30-day month.

“Dividend Period” means, with respect to each Series C Term Preferred Share then Outstanding (as defined below), in the case of the first Dividend Period, the period beginning on and including the Date of Original Issue and ending on, but excluding July 31, 2021 and, for each subsequent Dividend Period, the period beginning on and including the last Dividend Payment Date (as defined below) and ending on, but excluding, the next Dividend Payment Date or the stated maturity date, as the case may be.

2.2. Declaration and Payment; Dividends in Arrears.

(a)              Dividends on the Series C Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the applicable record date, which shall be such date designated by the Board of Trustees that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with respect to such Dividend Period (each, a “Record Date”).

(b)              Dividends declared pursuant to Section 2.1 shall be paid on the last day of every calendar month, beginning July 31, 2021 (each, a “Dividend Payment Date”) to the Holders of Series C Term Preferred Shares as their names appear on the registration books of the Fund at the close of business on the applicable record date for such dividend; provided, however, that dividends with respect to the first Dividend Period of the Series C Term Preferred Shares will be paid on July 31, 2021 to Holders of record of such Series C Term Preferred Shares as their names appear on the registration books of the Fund at the close of business on July 12, 2021. If a Dividend Payment Date falls on a non-Business Day (as defined below), the applicable dividend payment will be made on the next Business Day and no additional dividend payment will accrue as a result of such delayed payment.

(c)              Dividends in arrears on Series C Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on the applicable Record Date. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on Series C Term Preferred Shares which may be in arrears.

2.3. No full dividends and distributions shall be declared or paid on the Series C Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor for all Outstanding Preferred Shares have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all Outstanding Preferred Shares, any dividends and distributions being declared and paid on the Series C Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of Series C Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.3 on the Series C Term Preferred Shares.

2.4. For so long as any Series C Term Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case,

(a)              immediately thereafter, the Fund shall have “asset coverage,” as defined for purposes of Section 18(h) of the Investment Company Act of 1940, as amended, or any successor statute (the “1940 Act”), of at least 200% with respect to all Outstanding senior securities which are shares of the Fund, including all Outstanding Series C Term Preferred Shares (or such other percentage as may in the future be specified in the 1940 Act or by rule, regulation or order of the Securities and Exchange Commission (the “SEC”) as the minimum asset coverage for senior securities which are shares of a closed-end registered investment company), after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds;

(b)              all cumulative dividends and distributions on all Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been either (i) declared and paid or (ii) declared and Deposit Securities (as defined below) or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares; and

(c)              the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 5.4 hereof with respect to Outstanding Series C Term Preferred Shares to be redeemed pursuant to Section 5.1 or Section 5.2 hereof for which a Notice of Redemption (as defined below) shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

“Outstanding” means, as of any date with respect to a series of Preferred Shares, the number of shares of such series of Preferred Shares theretofore issued by the Fund except (without duplication): (A) any shares of the applicable series of Preferred Shares theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof; (B) any shares of the applicable series of Preferred Shares as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with ARTICLE V hereof; and (C) any shares of the applicable series of Preferred Shares as to which the Fund shall be the Holder or the beneficial owner.

“Deposit Securities” means, as of any date, any U.S. dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date (as defined below), Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security: (A) cash or any cash equivalent; (B) any U.S. Government Obligation (as defined below); (C) any Short-Term Money Market Instrument (as defined below); (D) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or (E) any letter of credit from a bank or other financial institution that has a credit rating from at least one nationally recognized statistical rating organization that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of June 15, 2021 (or such rating’s future equivalent).

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days: (i) commercial paper rated A-1, if such commercial paper matures within 30 days, or A-1+, if such commercial paper matures in over 30 days; (ii) demand or time deposits in, and bankers’ acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a U.S. branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and (iii) overnight funds.

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than U.S. treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

2.5. Any dividend payment made on Series C Term Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

2.6. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value (as defined below) on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided, that such investment consists exclusively of Deposit Securities and provided, further, that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

“Market Value” of any asset means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

2.7. All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on the Series C Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders entitled to the payment of such dividends pursuant to Section 2.2. Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

2.8. Dividend Default.

(a)              The Dividend Rate on the Series C Term Preferred Shares shall be adjusted, for any calendar day, to the Fixed Dividend Rate plus two percent (2%) per annum (the “Default Rate”) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to the Series C Term Preferred Shares shall commence on any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Liquidation Preference for the Series C Term Preferred Shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon) (such amount, the “Redemption Price”), payable in respect of such series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.8(b) below, a Default Period with respect to a Default on the Series C Term Preferred Shares shall end on the calendar day on which the New York Stock Exchange is open for trading (each such day, a “Business Day”) on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The Dividend Rate on the Series C Term Preferred Shares for each calendar day during the Default Period will be equal to the Default Rate.

(b)              No Default Period for the Series C Term Preferred Shares with respect to any Default on the Series C Term Preferred Shares shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of the Series C Term Preferred Shares (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by three hundred and sixty (360).

ARTICLE III

LIQUIDATION RIGHTS

3.1. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series C Term Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution of the Redemption Price, and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

3.2. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding Series C Term Preferred Shares and any other Outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Redemption Price as provided in Section 3.1 above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such Series C Term Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Redemption Price, as provided in Section 3.1 above has been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, Common Shares.

3.3. Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this ARTICLE III.

ARTICLE IV

ASSET COVERAGE TEST

4.1. Asset Coverage Requirement. For so long as any Series C Term Preferred Shares are Outstanding, the Fund shall have “asset coverage” of a class of senior security which are stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof (“Asset Coverage”), of at least 200% as of the close of business on the last Business Day of any of the three month periods ending March 31, June 30, September 30 or December 31 of each year (each, a “Calendar Quarter”). If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 5.2(a) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 4.1.

4.2. Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 4.1 are satisfied, (i) no Series C Term Preferred Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 4.1 if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series C Term Preferred Shares or other Preferred Shares) to pay the full Redemption Price for the Series C Term Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series C Term Preferred Shares or other Preferred Shares and the requisite notice of redemption for the Series C Term Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series C Term Preferred Shares or other Preferred Shares) to pay the full Redemption Price for the Series C Term Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been segregated by a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in Section 26(a)(1) of the 1940 Act, or such other entity as shall be then providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder (the “Custodian,” which shall include any similarly qualified sub-custodian duly appointed by the Custodian) and the Fund from the assets of the Fund, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Fund for purposes of such computation.

ARTICLE V
REDEMPTION

Shares of Series C Term Preferred Shares shall be subject to redemption by the Fund as provided below:

5.1. Term Redemption. The Fund shall redeem all Series C Term Preferred Shares on June 30, 2031 (the “Term Redemption Date”) at a price per share equal to the Redemption Price.

5.2. Asset Coverage Mandatory Redemption.

(a)              If the Fund fails to comply with the Asset Coverage requirement as provided in Section 4.1 as of the last Business Day of any Calendar Quarter and such failure is not cured as of the date that is thirty (30) calendar days following the date of filing of the Fund’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Reports on Form N-PORT, as applicable (each, an “SEC Report”) with the SEC with respect to such Calendar Quarter (such Business Day, the “Asset Coverage Cure Date”), the Fund shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of the Series C Term Preferred Shares, to enable it to meet the requirements of Section 5.2(b). In the event that any Series C Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 5.2(a), the Fund shall redeem such shares at a price per share equal to the Redemption Price.

(b)              On the redemption date for a redemption contemplated by Section 5.2(a), the Fund shall redeem, out of funds legally available therefor, (x) such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of the Series C Term Preferred Shares) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of Series C Term Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all Series C Term Preferred Shares and other Preferred Shares then Outstanding shall be redeemed), or (y) if fewer, the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law, provided, further, that in connection with redemption for failure to maintain such Asset Coverage requirement, the Fund may at its sole option, but is not required to, redeem a sufficient number of Series C Term Preferred Shares pursuant to this Section 5.2 that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Series C Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those Series C Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Series C Term Preferred Shares are to be redeemed pursuant to this Section 5.2, the number of Series C Term Preferred Shares to be redeemed shall be redeemed (A) pro rata among the Outstanding Series C Term Preferred Shares or (B) by lot.

5.3. Optional Redemption.

(a)              Subject to the provisions of Section 5.3(b), on any Business Day following the expiration of the “No-Call Period,” which is the period beginning on the Date of Original of Issue and ending at the close of business on June 16, 2024, the Fund may redeem in whole or in part from time to time the Outstanding Series C Term Preferred Shares at a price per share equal to the Redemption Price (any such Business Day referred to in this sentence, an “Optional Redemption Date”).

(b)              If fewer than all of the Outstanding Series C Term Preferred Shares are to be redeemed pursuant to Section 5.3(a), the Series C Term Preferred Shares to be redeemed shall be selected either (A) pro rata or (B) by lot. Subject to the provisions of this Supplement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series C Term Preferred Shares will be redeemed pursuant to this Section 5.3 from time to time.

(c)              The Fund may not on any date deliver a Notice of Redemption pursuant to Section 5.4 in respect of a redemption contemplated to be effected pursuant to this Section 5.3 unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount due to Holders of Series C Term Preferred Shares by reason of the redemption of such Series C Term Preferred Shares on such Optional Redemption Date.

5.4. Procedures for Redemption.

(a)              If the Fund shall determine or be required to redeem, in whole or in part, Series C Term Preferred Shares pursuant to Section 5.1, Section 5.2, or Section 5.3, the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means (as defined below) to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not less than thirty (30) nor more than sixty (60) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the number of Series C Term Preferred Shares to be redeemed; (C) the CUSIP number for Series C Term Preferred Shares; (D) the applicable Redemption Price on a per share basis; (E) that dividends on the Series C Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (F) the provision(s) of this Supplement under which such redemption is made. If fewer than all Series C Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series C Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Supplement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

“Electronic Means” means e-mail transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in (i) the Redemption and Paying Agent Agreement, or other similarly titled agreement, by and among the Redemption and Paying Agent for the Series C Term Preferred Shares and the Fund and (ii) the Custodian Agreement by and among the Custodian and the Fund with respect to the Series C Term Preferred Shares, respectively.

(b)              If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the Series C Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Series C Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided, that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(c)              Upon the date of the deposit of such Deposit Securities, which in the case of term redemption pursuant to Section 5.1, shall be no later than fifteen (15) calendar days prior to the Term Redemption Date, all rights of the Holders of the Series C Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Series C Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by Section 5.4(d) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the Series C Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the Series C Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Term Redemption Date, any interest on the Deposit Securities so deposited.

(d)              Notwithstanding the other provisions of this ARTICLE V, except as otherwise required by law, the Fund shall not redeem any Series C Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding Series C Term Preferred Shares and other series of Preferred Shares ranking on a parity with the Series C Term Preferred Shares with respect to dividends and distributions for all applicable past Dividend Periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Series C Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Series C Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and distributions have not been paid.

(e)              To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Series C Term Preferred Shares, dividends may be declared and paid on the Series C Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such Series C Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

5.5. Redemption Date After Record Date and Before Dividend Payment Date. Notwithstanding Section 5.1, Section 5.2, and Section 5.3, if any Redemption Date occurs after the applicable Record Date for a dividend, but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series C Term Preferred Shares shall be payable on such Dividend Payment Date to the Holders of record of such Series C Term Preferred Shares at the close of business on the applicable Record Date, and shall not be payable as part of the Redemption Price for such Series C Term Preferred Shares.

5.6. Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of the Series C Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of Series C Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 5.4(c) above.

5.7. Compliance with Applicable Law. In effecting any redemption pursuant to this ARTICLE V, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

5.8. Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this ARTICLE V, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the Series C Term Preferred Shares, provided, that such modification does not materially and adversely affect the Holders of the Series C Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation; and provided, further, that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

ARTICLE VI
VOTING RIGHTS

6.1. One Vote Per Series C Term Preferred Share. Except as otherwise provided in the Declaration of Trust or as otherwise required by applicable law, (i) each Holder of Series C Term Preferred Shares shall be entitled to one vote for each share of Series C Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the Holders of Outstanding Preferred Shares, including Outstanding Series C Term Preferred Shares, and holders of outstanding Common Shares shall vote together as a single class; provided, however, that the Holders of Outstanding Preferred Shares, including Outstanding Series C Term Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of Shares of the Fund, to elect two Trustees of the Fund at all times. Subject to Section 6.2, the Holders of outstanding Common Shares and Preferred Shares, including Series C Term Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

6.2. Voting For Additional Trustees.

(a)            Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 6.2(a) shall exist (such period being referred to herein as a “Voting Period”), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the Holders of Preferred Shares, including Series C Term Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including Series C Term Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(i)              if, at the close of business on any dividend payment date for any Outstanding Preferred Shares including any Outstanding Series C Term Preferred Shares, accumulated dividends (whether or not earned or declared) on such Outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(ii)              if at any time Holders of Preferred Shares are otherwise entitled under the applicable provisions of the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 6.2(a) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 6.2(a).

(b)              Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional Trustees as described in Section 6.2(a), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which Trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), shall be entitled to elect the number of Trustees prescribed in Section 6.2(a) on a one-vote-per-share basis.

(c)              Terms of Office of Existing Trustees. The terms of office of the incumbent Trustees of the Fund at the time of a special meeting of Holders of the Preferred Shares to elect additional Trustees in accordance with Section 6.2(a) shall not be affected by the election at such meeting by the Holders of Series C Term Preferred Shares and such other Holders of Preferred Shares of the number of Trustees that they are entitled to elect, and the Trustees so elected by the Holders of Series C Term Preferred Shares and such other Holders of Preferred Shares, together with the two (2) Trustees elected by the Holders of Preferred Shares in accordance with Section 6.1 hereof and the remaining Trustees elected by the Holders of Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Fund.

(d)              Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders of the Preferred Shares pursuant to Section 6.2(a) shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional Trustees pursuant to Section 6.2(a) shall cease, subject to the provisions of the last sentence of Section 6.2(a).

6.3. Holders of Series C Term Preferred Shares to Vote on Certain Matters.

(a)              Certain Amendments Requiring Approval of Preferred Shares. Except as otherwise permitted by the terms of this Supplement, (1) so long as any Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of the Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Preferred Shares or the Holders thereof and (2) so long as any Series C Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of the Series C Term Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Series C Term Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series C Term Preferred Shares or the Holders thereof differently than any other series of Preferred Shares; provided, however, that for purposes of this Section 6.3(a), (i) a change in the capitalization of the Fund in accordance with Section 7.1 hereof shall not be considered to materially and adversely affect the rights and preferences of the Preferred Shares, including the Series C Term Preferred Shares, and (ii) a division of Preferred Shares, including the Series C Term Preferred Shares, shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Preferred Shares or any series thereof, or the Holder of any such share unless such matter (x) alters or abolishes any preferential right of such share of Preferred Shares, or (y) creates, alters or abolishes any right in respect of redemption of such share (other than as a result of a division of a share of Preferred Shares). So long as any Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least sixty-seven percent (67%) of the Holders of the Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

(b)              Certain Amendments Requiring Approval of Series C Term Preferred Shares. The Fund cannot effect any amendment, alteration or repeal of the obligation to redeem all of the Series C Term Preferred Shares on June 30, 2031 without the prior unanimous consent of the Holders of Series C Term Preferred Shares.

(c)              1940 Act Matters. Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including Series C Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or (B) any action requiring a vote of Holders of the Fund’s securities pursuant to Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

6.4. Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Declaration of Trust, the Holders of Series C Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this ARTICLE VI.

6.5. No Cumulative Voting. The Holders of Series C Term Preferred Shares shall have no rights to cumulative voting.

6.6. Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on Series C Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the Series C Term Preferred Shares shall be the right to vote for Trustees pursuant to the provisions of this ARTICLE VI. Nothing in this Section 6.6 shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law and the Declaration of Trust, pay dividends at the Default Rate in the circumstances contemplated by Section 2.8 hereof.

6.7. Holders Entitled to Vote. For purposes of determining any rights of the Holders of Series C Term Preferred Shares to vote on any matter, whether such right is created by the Declaration of Trust, by statute or otherwise, no Holder of Series C Term Preferred Shares shall be entitled to vote any share of Series C Term Preferred Shares and no share of Series C Term Preferred Shares shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such share of Series C Term Preferred Shares shall have been given in accordance with this Supplement and Deposit Securities for the payment of the Redemption Price of such share of Series C Term Preferred Shares shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No share of Series C Term Preferred Shares held by the Fund shall have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

ARTICLE VII
MISCELLANEOUS

7.1. Issuance of Additional Preferred Shares. So long as any Series C Term Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, (a) authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing shares under Section 18 of the 1940 Act, ranking on a parity with the Series C Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series C Term Preferred Shares, and (b) authorize, issue and sell additional shares of any such series then Outstanding or so established and created, including additional Series C Term Preferred Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 4.2 hereof) of at least 200%.

7.2. Status of Redeemed or Repurchased Series C Term Preferred Shares. Series C Term Preferred Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Shares.

7.3. Registered Name. Prior to the commencement of a Voting Period, (i) all Series C Term Preferred Shares Outstanding from time to time shall be registered in the name of the Depository Trust Company and its successors and assigns, or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Supplement with respect to the Series C Term Preferred Shares (the “Securities Depository”) or its nominee and (ii) no registration of transfer of such Series C Term Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

7.4. Notice. All notices or communications hereunder, unless otherwise specified in this Supplement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 7.4 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

7.5. Termination. In the event that no Series C Term Preferred Shares are Outstanding, all rights and preferences of the Series C Term Preferred Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Supplement with respect to such Series C Term Preferred Shares shall terminate.

7.6. Amendment. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Supplement or required by applicable law) amend this Supplement so as to reflect any amendments to the terms applicable to the Series C Term Preferred Shares, including an increase in the number of authorized Series C Term Preferred Shares.

7.7. Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Supplement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

7.8. Modification. The Board of Trustees, without the vote of the Holders of Series C Term Preferred Shares, may interpret, supplement or amend the provisions of this Supplement to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Shares of the Fund.

7.9. Information Rights. During any period in which the Fund is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any Series C Term Preferred Shares are Outstanding, the Fund will provide Holders of Series C Term Preferred Shares, without cost, copies of SEC Reports that the Fund would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Fund was subject to such provisions or, alternatively, the Fund will voluntarily file SEC Reports as if the Fund was subject to Section 13 or 15(d) of the Exchange Act.

7.10. No Additional Rights. Unless otherwise required by law or the Declaration of Trust, the Holders of Series C Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Supplement.

7.11. Interpretation.

(a)              The headings preceding the text of the Articles and Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.

(b)              Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles and Sections shall refer to those portions of this Supplement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Fund has caused this Supplement to be duly executed by its duly authorized officer as of this [  ] day of [  ] 2025.

EAGLE POINT CREDIT COMPANY

By:
Name:	Kenneth P. Onorio
Title:	Chief Financial Officer

SUPPLEMENT TO THE

DECLARATION OF TRUST
OF
EAGLE POINT CREDIT COMPANY

RELATING TO
6.75% SERIES D PREFERRED SHARES

Supplement to Declaration of Trust (this “Supplement”) made as of [●], 2025 by the Trustees hereunder

WHEREAS, the Eagle Point Credit Company, a Delaware statutory trust (the “Fund”), was organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014 and converted to Eagle Point Credit Company Inc., a Delaware corporation, on October 6, 2014;

WHEREAS, pursuant to Section 3820 of the Delaware Statutory Trust Act, Eagle Point Credit Company Inc., a Delaware corporation, (the “Corporation”) was converted into the Fund (the “Conversion”);

WHEREAS, in connection with the Conversion all of the outstanding stock of the Corporation was converted into shares of the Fund;

WHEREAS, the Trustees of the Fund may authorize and issue preferred shares of the Fund having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit under Sections 6.1 and 6.2 of the Fund’s Declaration of Trust made as of [●], 2025 (the “Original Declaration of Trust,” as restated, amended or supplemented from time to time, together with this Supplement is referred to herein as the “Declaration of Trust”) without the approval of any holders of shares of beneficial interests in the Fund; and

WHEREAS, the Trustees have made this Supplement to the Original Declaration of Trust to establish the terms, rights, preferences, privileges, limitations and restrictions of the 6.75% Series D Term Preferred Shares of the Fund.

NOW, THEREFORE, the Trustees hereby supplement the Original Declaration of Trust to authorize the issuance by the Fund of its 6.75% Series D Preferred Shares as follows:

ARTICLE I
NUMBER OF SHARES; RANKING

1.1. A series of unlimited preferred shares of beneficial interest, par value $0.001 per share, authorized by the Original Declaration of Trust are hereby designated as the 6.75% Series D Preferred Shares (the “Series D Preferred Shares”). Each Series D Preferred Share shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Original Declaration of Trust, as are set forth in this Supplement. The Series D Preferred Shares shall constitute a separate series of Shares (as defined below) and each Series D Preferred Share shall be identical. No fractional Series D Preferred Share shall be issued.

1.2. The Series D Preferred Shares shall rank on parity with any other series of preferred shares, whether now or hereafter issued by the Fund and any other preferred shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends (collectively with the Series D Preferred Shares, the “Preferred Shares”) as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Series D Preferred Shares shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the common shares of beneficial interest (the “Common Shares” and, together with the Preferred Shares, the “Shares”), of the Fund as set forth herein.

1.3. No individual, partnership, trust, corporation, limited liability company, unincorporated association, joint venture or other entity, or government or any agency or political subdivision thereof (each, a “Person”) in whose name the Series D Preferred Shares or any other security issued by the Fund is registered in the registration books of the Fund maintained by Equiniti Trust Company, LLC and its successors, or any other redemption and paying agent appointed by the Fund with respect to the Series D Preferred Shares (the “Redemption and Paying Agent”) or otherwise (such Person, a “Holder”), shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Series D Preferred Shares, Preferred Shares, Common Shares or other securities of the Fund that it may hereafter issue or sell.

ARTICLE II
DIVIDENDS AND DISTRIBUTIONS

2.1. The Holders of Series D Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund the (“Board of Trustees”), out of funds legally available therefor and in preference to dividends and distributions on the Common Shares, cumulative cash dividends and distributions on each Series D Preferred Share, calculated separately for each Dividend Period (as defined below) at, as of any date, 6.75% per annum (the “Fixed Dividend Rate”) as adjusted, if a Default Period (as defined below) shall be in existence on such date, in accordance with the provisions of Section 2.8 (the “Dividend Rate”) in effect from time to time for the Series D Preferred Shares during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to $25.00 (the “Liquidation Preference”) for each Series D Preferred Share, and no more. In the case of each Series D Preferred Share issued on November 29, 2021 (the “Date of Original Issue”), dividends and distributions on such Series D Preferred Shares shall accumulate from the Date of Original Issue. In the case of a Series D Preferred Share issued on a date subsequent to the Date of Original Issue, (a) if such share is issued before the Record Date (as defined below) for the Dividend Period in which such share is issued, dividends and distributions on such Series D Preferred Share shall accumulate from the first day of such Dividend Period and (b) if such share is issued after the Record Date for the Dividend Period in which such share is issued, dividends and distributions on such Series D Preferred Share shall accumulate from the first day of the Dividend Period immediately following the issuance of such share. Dividends and distributions on all Series D Preferred Shares shall be payable monthly in arrears as provided in Section 2.2. The amount of dividends payable on the Series D Preferred Shares on any date prior to the end of a Dividend Period, and for the initial Dividend Period, will be computed on the basis of actual days elapsed over a 30-day month.

“Dividend Period” means, with respect to each Series D Preferred Shares then Outstanding (as defined below), in the case of the first Dividend Period, the period beginning on and including the Date of Original Issue and ending on, but excluding December 31, 2021 and, for each subsequent Dividend Period, the period beginning on and including the last Dividend Payment Date (as defined below) and ending on, but excluding, the next Dividend Payment Date.

2.2. Declaration and Payment; Dividends in Arrears.

(a) Dividends on the Series D Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the applicable record date, which shall be such date designated by the Board of Trustees that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with respect to such Dividend Period (each, a “Record Date”).

(b) Dividends declared pursuant to Section 2.1 shall be paid on the last business day of every calendar month, beginning December 31, 2021 (each, a “Dividend Payment Date”) to the Holders of Series D Preferred Shares as their names appear on the registration books of the Fund at the close of business on the applicable Record Date for such dividend; provided, however, that dividends with respect to the first Dividend Period of the Series D Preferred Shares will be paid on December 31, 2021 to Holders of record of such Series D Preferred Shares as their names appear on the registration books of the Fund at the close of business on December 13, 2021. If a Dividend Payment Date falls on a non-Business Day (as defined below), the applicable dividend payment will be made on the next Business Day and no additional dividend payment will accrue as a result of such delayed payment.

(c) Dividends in arrears on Series D Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on the applicable Record Date. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on Series D Preferred Shares which may be in arrears.

2.3. No full dividends and distributions shall be declared or paid on the Series D Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor for all Outstanding Preferred Shares have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all Outstanding Preferred Shares, any dividends and distributions being declared and paid on the Series D Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of Series D Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.3 on the Series D Preferred Shares.

2.4. For so long as any Series D Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case,

(a) immediately thereafter, the Fund shall have “asset coverage,” as defined for purposes of Section 18(h) of the Investment Company Act of 1940, as amended, or any successor statute (the “1940 Act”), of at least 200% with respect to all Outstanding senior securities which are shares of the Fund, including all Outstanding Series D Preferred Shares (or such other percentage as may in the future be specified in the 1940 Act or by rule, regulation or order of the Securities and Exchange Commission (the “SEC”) as the minimum asset coverage for senior securities which are shares of a closed-end registered investment company), after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds;

(b) all cumulative dividends and distributions on all Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been either (i) declared and paid or (ii) declared and Deposit Securities (as defined below) or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares; and

(c) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 5.4 hereof with respect to Outstanding Series D Preferred Shares to be redeemed pursuant to Section 5.1 or Section 5.2 hereof for which a Notice of Redemption (as defined below) shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

“Outstanding” means, as of any date with respect to a series of Preferred Shares, the number of such Preferred Shares theretofore issued by the Fund except (without duplication): (A) any applicable series of Preferred Shares theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof; (B) any of the applicable series of Preferred Shares as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with ARTICLE V hereof; and (C) any of the applicable series of Preferred Shares as to which the Fund shall be the Holder or the beneficial owner.

“Deposit Securities” means, as of any date, any U.S. dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date (as defined below), Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security: (A) cash or any cash equivalent; (B) any U.S. Government Obligation (as defined below); (C) any Short-Term Money Market Instrument (as defined below); (D) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or (E) any letter of credit from a bank or other financial institution that has a credit rating from at least one nationally recognized statistical rating organization that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of November 24, 2021 (or such rating’s future equivalent).

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days: (i) commercial paper rated A-1, if such commercial paper matures within 30 days, or A-1+, if such commercial paper matures in over 30 days; (ii) demand or time deposits in, and bankers’ acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a U.S. branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and (iii) overnight funds.

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than U.S. treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

2.5. Any dividend payment made on Series D Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

2.6. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value (as defined below) on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided, that such investment consists exclusively of Deposit Securities and provided, further, that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

“Market Value” of any asset means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

2.7. All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on the Series D Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders entitled to the payment of such dividends pursuant to Section 2.2. Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

2.8. Dividend Default.

(a) The Dividend Rate on the Series D Preferred Shares shall be adjusted, for any calendar day, to the Fixed Dividend Rate plus two percent (2%) per annum (the “Default Rate”) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to the Series D Preferred Shares shall commence on any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Liquidation Preference for the Series D Preferred Shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon) (such amount, the “Redemption Price”), payable in respect of such series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.8(b) below, a Default Period with respect to a Default on the Series D Preferred Shares shall end on the calendar day on which the New York Stock Exchange is open for trading (each such day, a “Business Day”) on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The Dividend Rate on the Series D Preferred Shares for each calendar day during the Default Period will be equal to the Default Rate.

(b) No Default Period for the Series D Preferred Shares with respect to any Default on the Series D Preferred Shares shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of the Series D Preferred Shares (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by three hundred and sixty (360).

ARTICLE III
LIQUIDATION RIGHTS

3.1. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series D Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution of the Redemption Price, and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

3.2. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding Series D Preferred Shares and any other Outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Redemption Price as provided in Section 3.1 above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such Series D Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Redemption Price, as provided in Section 3.1 above has been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

3.3. Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this ARTICLE III.

ARTICLE IV
ASSET COVERAGE TEST

4.1. Asset Coverage Requirement.  For so long as any Series D Preferred Shares are Outstanding, the Fund shall have “asset coverage” of a class of senior security which is stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof (“Asset Coverage”), of at least 200% as of the close of business on the last Business Day of any of the three month periods ending March 31, June 30, September 30 or December 31 of each year (each, a “Calendar Quarter”). If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 5.2(a) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 4.1.

4.2. Calculation of Asset Coverage.  For purposes of determining whether the requirements of Section 4.1 are satisfied, (i) no Series D Preferred Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 4.1 if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series D Preferred Shares or other Preferred Shares) to pay the full Redemption Price for the Series D Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series D Preferred Shares or other Preferred Shares and the requisite notice of redemption for the Series D Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series D Preferred Shares or other Preferred Shares) to pay the full Redemption Price for the Series D Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been segregated by a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in Section 26(a)(1) of the 1940 Act, or such other entity as shall be then providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder (the “Custodian,” which shall include any similarly qualified sub-custodian duly appointed by the Custodian) and the Fund from the assets of the Fund, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Fund for purposes of such computation.

ARTICLE V
REDEMPTION

Shares of Series D Preferred Shares shall be subject to redemption by the Fund as provided below:

5.1. [Reserved].

5.2. Asset Coverage Mandatory Redemption.

(a) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 4.1 as of the last Business Day of any Calendar Quarter and such failure is not cured as of the date that is thirty (30) calendar days following the date of filing of the Fund’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Reports on Form N-PORT, as applicable (each, an “SEC Report”) with the SEC with respect to such Calendar Quarter (such Business Day, the “Asset Coverage Cure Date”), the Fund shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of the Series D Preferred Shares, to enable it to meet the requirements of Section 5.2(b). In the event that any Series D Preferred Shares then Outstanding are to be redeemed pursuant to this Section 5.2(a), the Fund shall redeem such shares at a price per share equal to the Redemption Price.

(b) On the redemption date for a redemption contemplated by Section 5.2(a), the Fund shall redeem, out of funds legally available therefor, (x) such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of the Series D Preferred Shares) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of Series D Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all Series D Preferred Shares and other Preferred Shares then Outstanding shall be redeemed), or (y) if fewer, the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law, provided, further, that in connection with redemption for failure to maintain such Asset Coverage requirement, the Fund may at its sole option, but is not required to, redeem a sufficient number of Series D Preferred Shares pursuant to this Section 5.2 that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Series D Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those Series D Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Series D Preferred Shares are to be redeemed pursuant to this Section 5.2, the number of Series D Preferred Shares to be redeemed shall be redeemed (A) pro rata among the Outstanding Series D Preferred Shares or (B) by lot.

5.3. Optional Redemption.

(a) Subject to the provisions of Section 5.3(b), on any Business Day following the expiration of the “No-Call Period,” which is the period beginning on the Date of Original Issue and ending at the close of business on November 29, 2026, the Fund may redeem in whole or in part from time to time the Outstanding Series D Preferred Shares at a price per share equal to the Redemption Price (any such Business Day referred to in this sentence, an “Optional Redemption Date”).

(b) If fewer than all of the Outstanding Series D Preferred Shares are to be redeemed pursuant to Section 5.3(a), the Series D Preferred Shares to be redeemed shall be selected either (A) pro rata or (B) by lot. Subject to the provisions of this Supplement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series D Preferred Shares will be redeemed pursuant to this Section 5.3 from time to time.

(c) The Fund may not on any date deliver a Notice of Redemption pursuant to Section 5.4 in respect of a redemption contemplated to be effected pursuant to this Section 5.3 unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount due to Holders of Series D Preferred Shares by reason of the redemption of such Series D Preferred Shares on such Optional Redemption Date.

5.4. Procedures for Redemption.

(a) If the Fund shall determine or be required to redeem, in whole or in part, Series D Preferred Shares pursuant to Section 5.1, Section 5.2, or Section 5.3, the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means (as defined below) to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not less than thirty (30) nor more than sixty (60) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the number of Series D Preferred Shares to be redeemed; (C) the CUSIP number for Series D Preferred Shares; (D) the applicable Redemption Price on a per share basis; (E) that dividends on the Series D Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (F) the provision(s) of this Supplement under which such redemption is made. If fewer than all Series D Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series D Preferred Shares to be redeemed from such Holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Supplement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

“Electronic Means” means e-mail transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in (i) the Redemption and Paying Agent Agreement, or other similarly titled agreement, by and among the Redemption and Paying Agent for the Series D Preferred Shares and the Fund and (ii) the Custodian Agreement by and among the Custodian and the Fund with respect to the Series D Preferred Shares, respectively.

(b) If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the Series D Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Series D Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided, that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(c) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the Series D Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Series D Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by Section 5.4(d) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the Series D Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the Series D Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(d) Notwithstanding the other provisions of this ARTICLE V, except as otherwise required by law, the Fund shall not redeem any Series D Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding Series D Preferred Shares and other series of Preferred Shares ranking on a parity with the Series D Preferred Shares with respect to dividends and distributions for all applicable past Dividend Periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Series D Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Series D Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and distributions have not been paid.

(e) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Series D Preferred Shares, dividends may be declared and paid on the Series D Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such Series D Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

5.5. Redemption Date After Record Date and Before Dividend Payment Date. Notwithstanding Section 5.1, Section 5.2, and Section 5.3, if any Redemption Date occurs after the applicable Record Date for a dividend, but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series D Preferred Shares shall be payable on such Dividend Payment Date to the Holders of record of such Series D Preferred Shares at the close of business on the applicable Record Date, and shall not be payable as part of the Redemption Price for such Series D Preferred Shares.

5.6. Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of the Series D Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of Series D Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 5.4(c) above.

5.7. Compliance with Applicable Law. In effecting any redemption pursuant to this ARTICLE V, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

5.8. Modification of Redemption Procedures.  Notwithstanding the foregoing provisions of this ARTICLE V, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for Series D Preferred Shares, provided, that such modification does not materially and adversely affect the Holders of Series D Preferred Shares or cause the Fund to violate any applicable law, rule or regulation; and provided, further, that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

ARTICLE VI
VOTING RIGHTS

6.1. One Vote Per Series D Preferred Share.  Except as otherwise provided in the Declaration of Trust or as otherwise required by applicable law, (i) each Holder of Series D Preferred Shares shall be entitled to one vote for each Series D Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the Holders of Outstanding Preferred Shares, including Outstanding Series D Preferred Shares, and holders of outstanding Common Shares shall vote together as a single class; provided, however, that the Holders of Outstanding Preferred Shares, including Outstanding Series D Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of Shares of the Fund, to elect two Trustees of the Fund at all times. Subject to Section 6.2, the Holders of outstanding Common Shares and Preferred Shares, including Series D Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

6.2. Voting For Additional Trustees.

(a) Voting Period.  During any period in which any one or more of the conditions described in clauses (i) or (ii) of this Section 6.2(a) shall exist (such period being referred to herein as a “Voting Period”), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the Holders of Preferred Shares, including Series D Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including Series D Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(i)	if, at the close of business on any dividend payment date for any Outstanding Preferred Shares including any Outstanding Series D Preferred Shares, accumulated dividends (whether or not earned or declared) on such Outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(ii)	if at any time Holders of Preferred Shares are otherwise entitled under the applicable provisions of the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 6.2(a) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 6.2(a).

(b) Notice of Special Meeting.  As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional Trustees as described in Section 6.2(a), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which Trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), shall be entitled to elect the number of Trustees prescribed in Section 6.2(a) on a one-vote-per-share basis.

(c) Terms of Office of Existing Trustees.  The terms of office of the incumbent Trustees of the Fund at the time of a special meeting of Holders of the Preferred Shares to elect additional Trustees in accordance with Section 6.2(a) shall not be affected by the election at such meeting by the Holders of Series D Preferred Shares and such other Holders of Preferred Shares of the number of Trustees that they are entitled to elect, and the Trustees so elected by the Holders of Series D Preferred Shares and such other Holders of Preferred Shares, together with the two (2) Trustees elected by the Holders of Preferred Shares in accordance with Section 6.1 hereof and the remaining Trustees elected by the Holders of the Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Fund.

(d) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period.  Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders of the Preferred Shares pursuant to Section 6.2(a) shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional Trustees pursuant to Section 6.2(a) shall cease, subject to the provisions of the last sentence of Section 6.2(a).

6.3. Holders of Series D Preferred Shares to Vote on Certain Matters.

(a) Certain Amendments Requiring Approval of Preferred Shares.  Except as otherwise permitted by the terms of this Supplement, (1) so long as any Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of the Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Preferred Shares or the Holders thereof and (2) so long as any Series D Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of the Series D Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Series D Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series D Preferred Shares or the Holders thereof differently than shares of any other series of Preferred Shares; provided, however, that for purposes of this Section 6.3(a), (i) a change in the capitalization of the Fund in accordance with Section 7.1 hereof shall not be considered to materially and adversely affect the rights and preferences of the Preferred Shares, including the Series D Preferred Shares, and (ii) a division of the Preferred Shares, including the Series D Preferred Shares, shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of Preferred Shares or any series thereof, or the Holder of any such share unless such matter (x) alters or abolishes any preferential right of such Preferred Shares, or (y) creates, alters or abolishes any right in respect of redemption of such share (other than as a result of a division of Preferred Shares). So long as Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least sixty-seven percent (67%) of the Holders of the Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

(b) Certain Amendments Requiring Approval of Series D Preferred Shares.  The Fund cannot effect any amendment, alteration or repeal of the obligation to redeem all of the Series D Preferred Shares without the prior unanimous consent of the Holders of Series D Preferred Shares.

(c) 1940 Act Matters.  Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including Series D Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or (B) any action requiring a vote of Holders of the Fund’s securities pursuant to Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

6.4. Voting Rights Set Forth Herein Are Sole Voting Rights.  Unless otherwise required by law or the Declaration of Trust, the Holders of Series D Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this ARTICLE VI.

6.5. No Cumulative Voting.  The Holders of Series D Preferred Shares shall have no rights to cumulative voting.

6.6. Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends.  In the event that the Fund fails to declare or pay any dividends on Series D Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the Series D Preferred Shares shall be the right to vote for Trustees pursuant to the provisions of this ARTICLE VI. Nothing in this Section 6.6 shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration of Trust and this Supplement, pay dividends at the Default Rate in the circumstances contemplated by Section 2.8 hereof.

6.7. Holders Entitled to Vote.  For purposes of determining any rights of the Holders of Series D Preferred Shares to vote on any matter, whether such right is created by this Supplement, by the Declaration of Trust, by statute or otherwise, no Holder of Series D Preferred Shares shall be entitled to vote any Series D Preferred Shares and no Series D Preferred Shares shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Series D Preferred Shares shall have been given in accordance with this Supplement and Deposit Securities for the payment of the Redemption Price of such Series D Preferred Shares shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No Series D Preferred Shares held by the Fund shall have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

ARTICLE VII
MISCELLANEOUS

7.1. Issuance of Additional Preferred Shares.  So long as Series D Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, (a) authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with the Series D Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series D Preferred Shares, and (b) authorize, issue and sell additional shares of any such series then Outstanding or so established and created, including additional Series D Preferred Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 4.2 hereof) of at least 200%.

7.2. Status of Redeemed or Repurchased Series D Preferred Shares.  Series D Preferred Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Shares.

7.3. Registered Name.  Prior to the commencement of a Voting Period, (i) all Series D Preferred Shares Outstanding from time to time shall be registered in the name of the Depository Trust Company and its successors and assigns, or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Supplement with respect to the Series D Preferred Shares (the “Securities Depository”) or its nominee and (ii) no registration of transfer of such Series D Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

7.4. Notice.  All notices or communications hereunder, unless otherwise specified in this Supplement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 7.4 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

7.5. Termination.  In the event that no Series D Preferred Shares are Outstanding, all rights and preferences of the Series D Preferred Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Supplement with respect to such Series D Preferred Shares shall terminate.

7.6. Amendment.  The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Supplement or required by applicable law) amend this Supplement so as to reflect any amendments to the terms applicable to the Series D Preferred Shares, including an increase in the number of authorized Series D Preferred Shares.

7.7. Actions on Other than Business Days.  Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Supplement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

7.8. Modification.  The Board of Trustees, without the vote of the Holders of Series D Preferred Shares, may interpret, supplement or amend the provisions of this Supplement to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Shares of the Fund.

7.9. Information Rights.  During any period in which the Fund is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any Series D Preferred Shares are Outstanding, the Fund will provide Holders of Series D Preferred Shares, without cost, copies of SEC Reports that the Fund would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Fund was subject to such provisions or, alternatively, the Fund will voluntarily file SEC Reports as if the Fund was subject to Section 13 or 15(d) of the Exchange Act.

7.10. No Additional Rights.  Unless otherwise required by law or the Declaration of Trust, the Holders of Series D Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Supplement.

7.11. Interpretation.

(a) The headings preceding the text of the Articles and Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.

(b) Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles and Sections shall refer to those portions of this Supplement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Fund has caused this Supplement to be duly executed by its duly authorized officer as of this [●]th day of 2025.

EAGLE POINT CREDIT COMPANY

By:
Name:
Title:

SUPPLEMENT TO THE

DECLARATION OF TRUST
OF

EAGLE POINT CREDIT COMPANY

RELATING TO
8.00% SERIES F TERM PREFERRED SHARES DUE 2029

Supplement to Declaration of Trust (this “Supplement”) made as of [●], 2025 by the Trustees hereunder

WHEREAS, the Eagle Point Credit Company, a Delaware statutory trust (the “Fund”), was organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014 and converted to Eagle Point Credit Company Inc., a Delaware corporation, on October 6, 2014;

WHEREAS, pursuant to Section 3820 of the Delaware Statutory Trust Act, Eagle Point Credit Company Inc., a Delaware corporation, (the “Corporation”) was converted into the Fund (the “Conversion”);

WHEREAS, in connection with the Conversion all of the outstanding stock of the Corporation was converted into shares of the Fund;

WHEREAS, the Trustees of the Fund may authorize and issue preferred shares of the Fund having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit under Sections 6.1 and 6.2 of the Fund’s Declaration of Trust made as of [●], 2025 (the “Original Declaration of Trust,” as restated, amended or supplemented from time to time, together with this Supplement is referred to herein as the “Declaration of Trust”) without the approval of any holders of shares of beneficial interests in the Fund; and

WHEREAS, the Trustees have made this Supplement to the Original Declaration of Trust to establish the terms, rights, preferences, privileges, limitations and restrictions of the 8.00% Series F Term Preferred Shares due 2029 of the Fund.

NOW, THEREFORE, the Trustees hereby supplement the Original Declaration of Trust to authorize the issuance by the Fund of its 8.00% Series F Term Preferred Shares due 2029 as follows:

ARTICLE I
NUMBER OF SHARES; RANKING

1.1. A series of unlimited preferred shares of beneficial interest authorized by the Original Declaration of Trust are hereby designated as the 8.00% Series F Term Preferred Shares due 2029 (the “Series F Term Preferred Shares”). Each Series F Term Preferred Share shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Original Declaration of Trust, as are set forth in this Supplement. The Series F Term Preferred Shares shall constitute a separate series of Shares (as defined below) and each Series F Term Preferred Share shall be identical. No fractional Series F Term Preferred Share shall be issued.

1.2. The Series F Term Preferred Shares shall rank on parity with (i) any other series of preferred shares, whether now or hereafter issued by the Fund, and (ii) any other preferred shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends (collectively with the Series F Term Preferred Shares, the “Preferred Shares”) as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Series F Term Preferred Shares shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the common shares of beneficial interest (the “Common Shares” and, together with the Preferred Shares, the “Shares”), of the Fund as set forth herein.

1.3. No individual, partnership, trust, corporation, limited liability company, unincorporated association, joint venture or other entity, or government or any agency or political subdivision thereof (each, a “Person”) in whose name the Series F Term Preferred Shares or any other security issued by the Fund is registered in the registration books of the Fund maintained by Equiniti Trust Company, LLC and its successors, or any other redemption and paying agent appointed by the Fund with respect to the Series F Term Preferred Shares (the “Redemption and Paying Agent”) or otherwise (such Person, a “Holder”), shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Series F Term Preferred Shares, other Preferred Shares, Common Shares or other securities of the Fund that it may hereafter issue or sell.

ARTICLE II
DIVIDENDS AND DISTRIBUTIONS

2.1. The Holders of Series F Term Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board of Trustees”), out of funds legally available therefor and in preference to dividends and distributions on the Common Shares, cumulative cash dividends and distributions on each Series F Term Preferred Share, calculated separately for each Dividend Period (as defined below) at, as of any date, 8.00% per annum (the “Fixed Dividend Rate”) as adjusted, if a Default Period (as defined below) shall be in existence on such date, in accordance with the provisions of Section 2.8 (the “Dividend Rate”) in effect from time to time for the Series F Term Preferred Shares during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to $25.00 (the “Liquidation Preference”) for each Series F Term Preferred Share, and no more. In the case of each Series F Term Preferred Share issued on January 18, 2024 (the “Date of Original Issue”), dividends and distributions on such Series F Term Preferred Share shall accumulate from the Date of Original Issue. In the case of Series F Term Preferred Share issued on a date subsequent to the Date of Original Issue, (a) if such share is issued before the Record Date (as defined below) for the Dividend Period in which such share is issued, dividends and distributions on such Series F Term Preferred Share shall accumulate from the first day of such Dividend Period and (b) if such share is issued after the Record Date for the Dividend Period in which such share is issued, dividends and distributions on such Series F Term Preferred Share shall accumulate from the first day of the Dividend Period immediately following the issuance of such share. Dividends and distributions on all Series F Term Preferred Shares shall be payable monthly in arrears as provided in Section 2.2. The amount of dividends payable on the Series F Term Preferred Shares on any date prior to the end of a Dividend Period, and for the initial Dividend Period, will be computed on the basis of actual days elapsed over a 30-day month.

“Dividend Period” means, with respect to each Series F Term Preferred Share then Outstanding (as defined below), in the case of the first Dividend Period, the period beginning on and including the Date of Original Issue and ending on, but excluding February 29, 2024 and, for each subsequent Dividend Period, the period beginning on and including the last Dividend Payment Date (as defined below) and ending on, but excluding, the next Dividend Payment Date or the stated maturity date, as the case may be.

2.2. Declaration and Payment; Dividends in Arrears.

(a) Dividends on the Series F Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the applicable record date, which shall be such date designated by the Board of Trustees that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with respect to such Dividend Period (each, a “Record Date”).

(b) Dividends declared pursuant to Section 2.1 shall be paid on the last day of every calendar month, beginning February 29, 2024 (each, a “Dividend Payment Date”) to the Holders of Series F Term Preferred Shares as their names appear on the registration books of the Fund at the close of business on the applicable Record Date for such dividend; provided, however, that dividends with respect to the first Dividend Period of the Series F Term Preferred Shares will be paid on February 29, 2024 to Holders of record of such Series F Term Preferred Shares as their names appear on the registration books of the Fund at the close of business on February 9, 2024. If a Dividend Payment Date falls on a non-Business Day (as defined below), the applicable dividend payment will be made on the next Business Day and no additional dividend payment will accrue as a result of such delayed payment.

(c) Dividends in arrears on Series F Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on the applicable Record Date. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on Series F Term Preferred Shares which may be in arrears.

2.3. No full dividends and distributions shall be declared or paid on the Series F Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor for all Outstanding Preferred Shares have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all Outstanding Preferred Shares, any dividends and distributions being declared and paid on the Series F Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of Series F Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.3 on the Series F Term Preferred Shares.

2.4. For so long as any Series F Term Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case,

(a) immediately thereafter, the Fund shall have “asset coverage,” as defined for purposes of Section 18(h) of the Investment Company Act of 1940, as amended, or any successor statute (the “1940 Act”), of at least 200% with respect to all Outstanding senior securities which are shares of the Fund, including all Outstanding Series F Term Preferred Shares (or such other percentage as may in the future be specified in the 1940 Act or by rule, regulation or order of the Securities and Exchange Commission (the “SEC”) as the minimum asset coverage for senior securities which are shares of a closed-end registered investment company), after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds;

(b) all cumulative dividends and distributions on all Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been either (i) declared and paid or (ii) declared and Deposit Securities (as defined below) or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares; and

(c) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 5.4 hereof with respect to Outstanding Series F Term Preferred Shares to be redeemed pursuant to Section 5.1 or Section 5.2 hereof for which a Notice of Redemption (as defined below) shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

“Outstanding” means, as of any date with respect to a series of Preferred Shares, the number of such series of Preferred Shares theretofore issued by the Fund except (without duplication): (A) any shares of the applicable series of Preferred Shares theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof; (B) any shares of the applicable series of Preferred Shares as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with ARTICLE V hereof; and (C) any shares of the applicable series of Preferred Shares as to which the Fund shall be the Holder or the beneficial owner.

“Deposit Securities” means, as of any date, any U.S. dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date (as defined below), Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security: (A) cash or any cash equivalent; (B) any U.S. Government Obligation (as defined below); (C) any Short-Term Money Market Instrument (as defined below); (D) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or (E) any letter of credit from a bank or other financial institution that has a credit rating from at least one nationally recognized statistical rating organization that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of January 11, 2024 (or such rating’s future equivalent).

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days: (i) commercial paper rated A-1, if such commercial paper matures within 30 days, or A-1+, if such commercial paper matures in over 30 days; (ii) demand or time deposits in, and bankers’ acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a U.S. branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and (iii) overnight funds.

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than U.S. treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

2.5. Any dividend payment made on Series F Term Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

2.6. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value (as defined below) on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided, that such investment consists exclusively of Deposit Securities and provided, further, that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

“Market Value” of any asset means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

2.7. All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on the Series F Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders entitled to the payment of such dividends pursuant to Section 2.2. Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

2.8. Dividend Default.

(a) The Dividend Rate on the Series F Term Preferred Shares shall be adjusted, for any calendar day, to the Fixed Dividend Rate plus two percent (2%) per annum (the “Default Rate”) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to the Series F Term Preferred Shares shall commence on any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Liquidation Preference for the Series F Term Preferred Shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon) (such amount, the “Redemption Price”), payable in respect of such series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.8(b) below, a Default Period with respect to a Default on the Series F Term Preferred Shares shall end on the calendar day on which the New York Stock Exchange is open for trading (each such day, a “Business Day”) on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The Dividend Rate on the Series F Term Preferred Shares for each calendar day during the Default Period will be equal to the Default Rate.

(b) No Default Period for the Series F Term Preferred Shares with respect to any Default on the Series F Term Preferred Shares shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of the Series F Term Preferred Shares (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by three hundred and sixty (360).

ARTICLE III
LIQUIDATION RIGHTS

3.1. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series F Term Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to Shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution of the Redemption Price, and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

3.2. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding Series F Term Preferred Shares and any other Outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Redemption Price as provided in Section 3.1 above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such Series F Term Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Redemption Price, as provided in Section 3.1 above has been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

3.3. Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this ARTICLE III.

ARTICLE IV
ASSET COVERAGE TEST

4.1. Asset Coverage Requirement.  For so long as any Series F Term Preferred Shares are Outstanding, the Fund shall have “asset coverage” of a class of senior security which is stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof (“Asset Coverage”), of at least 200% as of the close of business on the last Business Day of any of the three month periods ending March 31, June 30, September 30 or December 31 of each year (each, a “Calendar Quarter”). If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 5.2(a) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 4.1.

4.2. Calculation of Asset Coverage.  For purposes of determining whether the requirements of Section 4.1 are satisfied, (i) no Series F Term Preferred Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 4.1 if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series F Term Preferred Shares or other Preferred Shares) to pay the full Redemption Price for the Series F Term Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series F Term Preferred Shares or other Preferred Shares and the requisite notice of redemption for the Series F Term Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series F Term Preferred Shares or other Preferred Shares) to pay the full Redemption Price for the Series F Term Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been segregated by a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in Section 26(a)(1) of the 1940 Act, or such other entity as shall be then providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder (the “Custodian,” which shall include any similarly qualified sub-custodian duly appointed by the Custodian) and the Fund from the assets of the Fund, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Fund for purposes of such computation.

ARTICLE V
REDEMPTION

Shares of Series F Term Preferred Shares shall be subject to redemption by the Fund as provided below:

5.1. Term Redemption.  The Fund shall redeem all Series F Term Preferred Shares on January 31, 2029 (the “Term Redemption Date”) at a price per share equal to the Redemption Price.

5.2. Asset Coverage Mandatory Redemption.

(a) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 4.1 as of the last Business Day of any Calendar Quarter and such failure is not cured as of the date that is thirty (30) calendar days following the date of filing of the Fund’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Reports on Form N-PORT, as applicable (each, an “SEC Report”) with the SEC with respect to such Calendar Quarter (such Business Day, the “Asset Coverage Cure Date”), the Fund shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of Series F Term Preferred Shares, to enable it to meet the requirements of Section 5.2(b). In the event that any Series F Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 5.2(a), the Fund shall redeem such shares at a price per share equal to the Redemption Price.

(b) On the redemption date for a redemption contemplated by Section 5.2(a), the Fund shall redeem, out of funds legally available therefor, (x) such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of Series F Term Preferred Shares) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of Series F Term Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all Series F Term Preferred Shares and other Preferred Shares then Outstanding shall be redeemed), or (y) if fewer, the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law, provided, further, that in connection with redemption for failure to maintain such Asset Coverage requirement, the Fund may at its sole option, but is not required to, redeem a sufficient number of Series F Term Preferred Shares pursuant to this Section 5.2 that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Series F Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those Series F Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Series F Term Preferred Shares are to be redeemed pursuant to this Section 5.2, the number of Series F Term Preferred Shares to be redeemed shall be redeemed (A) pro rata among the Outstanding Series F Term Preferred Shares, (B) by lot, or (C) in such other manner as our Board of Trustees may determine to be fair and equitable.

5.3. Optional Redemption.

(a) Subject to the provisions of Section 5.3(b), on any Business Day following the expiration of the “No-Call Period,” which is the period beginning on the Date of Original Issue and ending at the close of business on January 17, 2026, the Fund may redeem in whole or in part from time to time the Outstanding Series F Term Preferred Shares at a price per share equal to the Redemption Price (any such Business Day referred to in this sentence, an “Optional Redemption Date”).

(b) If fewer than all of the Outstanding Series F Term Preferred Shares are to be redeemed pursuant to Section 5.3(a), the Series F Term Preferred Shares to be redeemed shall be selected either (A) pro rata, (B) by lot, or (C) in such other manner as our Board of Trustees may determine to be fair and equitable. Subject to the provisions of this Supplement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series F Term Preferred Shares will be redeemed pursuant to this Section 5.3 from time to time.

(c) The Fund may not on any date deliver a Notice of Redemption pursuant to Section 5.4 in respect of a redemption contemplated to be effected pursuant to this Section 5.3 unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount due to Holders of Series F Term Preferred Shares by reason of the redemption of such Series F Term Preferred Shares on such Optional Redemption Date.

5.4. Procedures for Redemption.

(a) If the Fund shall determine or be required to redeem, in whole or in part, Series F Term Preferred Shares pursuant to Section 5.1, Section 5.2, or Section 5.3, the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means (as defined below) to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not less than thirty (30) nor more than sixty (60) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the number of Series F Term Preferred Shares to be redeemed; (C) the CUSIP number for Series F Term Preferred Shares; (D) the applicable Redemption Price on a per share basis; (E) that dividends on the Series F Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (F) the provision(s) of this Supplement under which such redemption is made. If fewer than all Series F Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series F Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Supplement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

“Electronic Means” means e-mail transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in (i) the Redemption and Paying Agent Agreement, or other similarly titled agreement, by and among the Redemption and Paying Agent for the Series F Term Preferred Shares and the Fund and (ii) the Custodian Agreement by and among the Custodian and the Fund with respect to the Series F Term Preferred Shares, respectively.

(b) If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of Series F Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of Series F Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided, that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(c) Upon the date of the deposit of such Deposit Securities, which in the case of term redemption pursuant to Section 5.1, shall be no later than fifteen (15) calendar days prior to the Term Redemption Date, all rights of the Holders of Series F Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Series F Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by Section 5.4(d) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of Series F Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of Series F Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Term Redemption Date, any interest on the Deposit Securities so deposited.

(d) Notwithstanding the other provisions of this ARTICLE V, except as otherwise required by law, the Fund shall not redeem any Series F Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding Series F Term Preferred Shares and other series of Preferred Shares ranking on a parity with the Series F Term Preferred Shares with respect to dividends and distributions for all applicable past Dividend Periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Series F Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Series F Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and distributions have not been paid.

(e) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Series F Term Preferred Shares, dividends may be declared and paid on the Series F Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such Series F Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

5.5. Redemption Date After Record Date and Before Dividend Payment Date. Notwithstanding Section 5.1, Section 5.2, and Section 5.3, if any Redemption Date occurs after the applicable Record Date for a dividend, but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series F Term Preferred Shares shall be payable on such Dividend Payment Date to the Holders of record of such Series F Term Preferred Shares at the close of business on the applicable Record Date, and shall not be payable as part of the Redemption Price for such Series F Term Preferred Shares.

5.6. Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of Series F Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of Series F Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 5.4(c) above.

5.7. Compliance with Applicable Law. In effecting any redemption pursuant to this ARTICLE V, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

5.8. Modification of Redemption Procedures.  Notwithstanding the foregoing provisions of this ARTICLE V, the Fund may, in its sole discretion and without a Shareholder vote, modify the procedures set forth above with respect to notification of redemption for the Series F Term Preferred Shares, provided, that such modification does not materially and adversely affect the Holders of Series F Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation; and provided, further, that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

ARTICLE VI
VOTING RIGHTS

6.1. One Vote Per Series F Term Preferred Share.  Except as otherwise provided in the Declaration of Trust or as otherwise required by applicable law, (i) each Holder of Series F Term Preferred Shares shall be entitled to one vote for each Series F Term Preferred Share held by such Holder on each matter submitted to a vote of Shareholders of the Fund, and (ii) the Holders of Outstanding Preferred Shares, including Outstanding Series F Term Preferred Shares, and holders of outstanding Common Shares shall vote together as a single class; provided, however, that the Holders of Outstanding Preferred Shares, including Outstanding Series F Term Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of Shares of the Fund, to elect two Trustees of the Fund at all times. Subject to Section 6.2, the Holders of outstanding Common Shares and Preferred Shares, including Series F Term Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

6.2. Voting For Additional Trustees.

(a) Voting Period.  During any period in which any one or more of the conditions described in clauses (i) or (ii) of this Section 6.2(a) shall exist (such period being referred to herein as a “Voting Period”), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the Holders of Preferred Shares, including Series F Term Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including Series F Term Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(i)	if, at the close of business on any dividend payment date for any Outstanding Preferred Shares including any Outstanding Series F Term Preferred Shares, accumulated dividends (whether or not earned or declared) on such Outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(ii)	if at any time Holders of Preferred Shares are otherwise entitled under the applicable provisions of the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 6.2(a) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 6.2(a).

(b) Notice of Special Meeting.  As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional Trustees as described in Section 6.2(a), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which Trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of Shares of the Fund), shall be entitled to elect the number of Trustees prescribed in Section 6.2(a) on a one-vote-per-share basis.

(c) Terms of Office of Existing Trustees.  The terms of office of the incumbent Trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional Trustees in accordance with Section 6.2(a) shall not be affected by the election at such meeting by the Holders of Series F Term Preferred Shares and such other Holders of Preferred Shares of the number of Trustees that they are entitled to elect, and the Trustees so elected by the Holders of Series F Term Preferred Shares and such other Holders of Preferred Shares, together with the two (2) Trustees elected by the Holders of Preferred Shares in accordance with Section 6.1 hereof and the remaining Trustees elected by the Holders of Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Fund.

(d) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period.  Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders of Preferred Shares pursuant to Section 6.2(a) shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional Trustees pursuant to Section 6.2(a) shall cease, subject to the provisions of the last sentence of Section 6.2(a).

6.3. Holders of Series F Term Preferred Shares to Vote on Certain Matters.

(a) Certain Amendments Requiring Approval of Preferred Shares.  Except as otherwise permitted by the terms of this Supplement, (1) so long as any Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Preferred Shares or the Holders thereof and (2) so long as any Series F Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two-thirds of Series F Term Preferred Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or this Supplement (or any other document governing the rights of the Series F Term Preferred Shares or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series F Term Preferred Shares or the Holders thereof differently than any other series of Preferred Shares; provided, however, that for purposes of this Section 6.3(a), (i) a change in the capitalization of the Fund in accordance with Section 7.1 hereof shall not be considered to materially and adversely affect the rights and preferences of the Preferred Shares, including the Series F Term Preferred Shares, and (ii) a division of the Preferred Shares, including the Series F Term Preferred Shares, shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of Preferred Shares or any series thereof, or the Holder of any such share unless such matter (x) alters or abolishes any preferential right of such Preferred Shares, or (y) creates, alters or abolishes any right in respect of redemption of such share (other than as a result of a division of Preferred Shares). So long as any Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least two-thirds of the Holders of Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

(b) Certain Amendments Requiring Approval of Series F Term Preferred Shares.  The Fund cannot effect any amendment, alteration or repeal of the obligation to redeem all of the Series F Term Preferred Shares on January 31, 2029 without the prior unanimous consent of the Holders of Series F Term Preferred Shares.

(c) 1940 Act Matters.  Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including Series F Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or (B) any action requiring a vote of Holders of the Fund’s securities pursuant to Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

6.4. Voting Rights Set Forth Herein Are Sole Voting Rights.  Unless otherwise required by law or the Declaration of Trust, the Holders of Series F Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this ARTICLE VI.

6.5. No Cumulative Voting.  The Holders of Series F Term Preferred Shares shall have no rights to cumulative voting.

6.6. Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends.  In the event that the Fund fails to declare or pay any dividends on Series F Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of Series F Term Preferred Shares shall be the right to vote for Trustees pursuant to the provisions of this ARTICLE VI. Nothing in this Section 6.6 shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration of Trust and this Supplement, pay dividends at the Default Rate in the circumstances contemplated by Section 2.8 hereof.

6.7. Holders Entitled to Vote.  For purposes of determining any rights of the Holders of Series F Term Preferred Shares to vote on any matter, whether such right is created by this Supplement, by the Declaration of Trust, by statute or otherwise, no Holder of Series F Term Preferred Shares shall be entitled to vote any Series F Term Preferred Shares and no Series F Term Preferred Shares shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Series F Term Preferred Shares shall have been given in accordance with this Supplement and Deposit Securities for the payment of the Redemption Price of such Series F Term Preferred Shares shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No Series F Term Preferred Shares held by the Fund shall have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

ARTICLE VII
MISCELLANEOUS

7.1. Issuance of Additional Preferred Shares.  So long as any Series F Term Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, (a) authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with the Series F Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series F Term Preferred Shares, and (b) authorize, issue and sell additional shares of any such series then Outstanding or so established and created, including additional Series F Term Preferred Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 4.2 hereof) of at least 200%.

7.2. Status of Redeemed or Repurchased Series F Term Preferred Shares.  Series F Term Preferred Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Shares.

7.3. Registered Name.  Prior to the commencement of a Voting Period, (i) all Series F Term Preferred Shares Outstanding from time to time shall be registered in the name of the Depository Trust Company and its successors and assigns, or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Supplement with respect to the Series F Term Preferred Shares (the “Securities Depository”) or its nominee and (ii) no registration of transfer of such Series F Term Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

7.4. Notice.  All notices or communications hereunder, unless otherwise specified in this Supplement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 7.4 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

7.5. Termination.  In the event that no Series F Term Preferred Shares are Outstanding, all rights and preferences of Series F Term Preferred Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Supplement with respect to such Series F Term Preferred Shares shall terminate.

7.6. Amendment.  The Board of Trustees may, by resolution duly adopted, without Shareholder approval (except as otherwise provided by this Supplement or required by applicable law) amend this Supplement so as to reflect any amendments to the terms applicable to the Series F Term Preferred Shares, including an increase in the number of authorized Series F Term Preferred Shares.

7.7. Actions on Other than Business Days.  Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Supplement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

7.8. Modification.  The Board of Trustees, without the vote of the Holders of Series F Term Preferred Shares, may interpret, supplement or amend the provisions of this Supplement to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Shares of the Fund.

7.9. Information Rights.  During any period in which the Fund is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any Series F Term Preferred Shares are Outstanding, the Fund will provide Holders of Series F Term Preferred Shares, without cost, copies of SEC Reports that the Fund would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Fund was subject to such provisions or, alternatively, the Fund will voluntarily file SEC Reports as if the Fund was subject to Section 13 or 15(d) of the Exchange Act.

7.10. No Additional Rights.  Unless otherwise required by law or the Declaration of Trust, the Holders of Series F Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Supplement.

7.11. Interpretation.

(a) The headings preceding the text of the Articles and Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.

(b) Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles and Sections shall refer to those portions of this Supplement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Fund has caused this Supplement to be duly executed by its duly authorized officer as of this [●]th day of [●] 2025.

EAGLE POINT CREDIT COMPANY

By:
Name:
Title:

APPENDIX B

PLAN OF CONVERSION

This is a Plan of Conversion (the “Plan”) of Eagle Point Credit Company Inc., a Delaware corporation (the “Corporation”).

I. BACKGROUND

A.            The Corporation desires, pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and Section 3820 of the Delaware Statutory Trust Act (the “DSTA”), to convert (the “Conversion”) from a corporation to a statutory trust organized under the laws of the State of Delaware to be known as “Eagle Point Credit Company” (the “DST”).

B.            The Corporation wishes to set forth the terms and conditions of the Conversion in this Plan.

II. TERMS

A.            Conversion. Subject to the terms and conditions hereof, the Corporation shall be converted from the corporate to a statutory trust structure from and after the Effective Time, as defined below. To effectuate the Conversion, the Corporation shall file a Certificate of Conversion pursuant to Section 266 of the DGCL and Section 3820 of the DSTA, substantially in the form of Exhibit A hereto (the “Certificate of Conversion”), with the Delaware Secretary of State. The DST shall file a Certificate of Trust pursuant to Section 3810 of the DSTA, substantially in the form of Exhibit B hereto, with the Delaware Secretary of State. The Conversion shall become effective as of the date and time set forth in the Certificate of Conversion and Certificate of Trust filed with the Delaware Secretary of State (the “Effective Time”).

B.            Continuation. In accordance with the terms of Section 266 of the DGCL and Section 3820(f) of the DSTA, from and after the Effective Time, the Conversion shall be deemed to constitute a continuation of the existence of the Corporation in the form of a DST governed for all purposes by the laws of the State of Delaware.

C.            Approval of Conversion. The Conversion and this Plan have been authorized and approved by the Board of Directors of the Corporation at a meeting of the Board of Directors of the Corporation and by the stockholders of the Corporation at a special meeting of stockholders, in accordance with the laws of the State of Delaware.

D.            Certificate of Trust. At the Effective Time, the Certificate of Trust, in substantially the form attached to this Plan as Exhibit B, shall be the Certificate of Trust of the DST, until thereafter amended as provided therein and by applicable law.

E.            Declaration of Trust. At the Effective Time, the Declaration of Trust, in substantially the form attached to this Plan as Exhibit C (the “Declaration of Trust”), shall be the Declaration of Trust of the DST, unless and until the same shall be amended or repealed in accordance with the provisions thereof and by applicable law.

F.            Board of Trustees; Officers of the DST. The Board of Trustees of the DST immediately after the Effective Time shall be the same as the Board of Directors of the Corporation. The officers of the DST immediately after the Effective Time shall be the same as the officers of the Corporation.

G.            Conversion of Stock. At the Effective Time, by virtue of the Conversion and without any action on the part of any holder thereof, each then issued and outstanding (a) share of common stock of the Corporation shall be surrendered and converted into a proportionate common share of beneficial interest of the DST; and (b) share of preferred stock of the Corporation shall be surrendered and converted into a proportionate and corresponding preferred share of beneficial interest of the DST. Any shares of the capital stock of the Corporation held in the treasury of the Corporation shall be canceled and extinguished without any conversion thereof.

H.            Assets, Rights and Liabilities of the Corporation. At and after the Effective Time: (a) the DST shall succeed to and possess, by virtue of the Conversion and without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal, and mixed, of the Corporation; (b) all debts due to the Corporation of whatever account shall be vested in the DST; (c) all claims, demands, property, rights, (including, without limitation, contract rights), privileges, powers and franchises (including, without limitation, all licenses, registrations and approvals of any governmental authority or self-regulatory organization to the extent the same may be transferred in accordance with the terms of their issuance) and every other interest of the Corporation shall be as effectively the property of the DST as they were of the Corporation prior to the Effective Time; (d) the title to any real estate vested by deed or otherwise in the Corporation shall not revert or be in any way impaired by reason of the Conversion, but shall be vested in the DST; (e) all rights of creditors and all liens upon any property of the Corporation shall be preserved unimpaired, limited in lien to the property affected by such lien as of the Effective Time; (f) all debts, liabilities and obligations of the Corporation shall thenceforth attach to the DST and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; (g) any action or proceeding by or against the Corporation may be continued by or against the DST as if the Conversion had not occurred; and (h) the DST shall be deemed, pursuant to Section 3820(c) of the DSTA, to have commenced on the date the Corporation was formed.

I.              Filings. The officers of the Corporation shall execute and file, or cause to be executed and filed such additional documents, and shall take, or cause to be taken, such further actions, as they may deem necessary or advisable to effectuate the intent and purposes of the Plan, including, without limitation, any and all filings or recordings required by Delaware law or as may be required by the Internal Revenue Code of 1986, as amended.

J.             Termination. This Plan may be terminated and the Conversion abandoned by action of the Board of Directors of the Corporation at any time prior to the Effective Time.

IN WITNESS WHEREOF, this Plan has been executed as of the [ ] day of [ ], 2025.

Eagle Point Credit Company Inc.

Name: Kenneth P. Onorio
Title: Chief Financial Officer

Exhibit A

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO A

STATUTORY TRUST PURSUANT TO

SECTION 3820 OF THE DELAWARE

STATUTORY TRUST CODE

1.)            The jurisdiction where the Corporation first formed is Delaware.

2.)            The jurisdiction immediately prior to filing this Certificate is Delaware.

3.)            The date the Corporation first formed is March 24, 2014.

4.)            The name of the Corporation immediately prior to filing this Certificate is Eagle Point Credit Company Inc.

5.)            The name of the Statutory Trust as set forth in the Certificate of Trust is Eagle Point Credit Company.

6.)            This Certificate of Conversion shall become effective on ______________, 2025 at 12:01 a.m. Eastern Standard Time.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the ____ day of _______, 2025.

By:	By:
Name: Scott W. Appleby, not in his individual capacity but as Trustee	Name: Jeffrey L. Weiss, not in his individual capacity but as Trustee

By:	By:
Name: Kevin F. McDonald, not in his individual capacity but as Trustee	Name: Thomas P. Majewski, not in his individual capacity but as Trustee

By:	By:
Name: Paul E. Tramontano, not in his individual capacity but as Trustee	Name: James R. Matthews, not in his individual capacity but as Trustee

Exhibit B

CERTIFICATE OF TRUST

of

Eagle Point Credit Company

(a Delaware Statutory Trust)

This Certificate of Trust of Eagle Point Credit Company (the “Trust”), dated as of ________ ___, 2025, is being duly executed and filed on behalf of the Trust by the undersigned, as the Trustees, for the purpose of organizing a statutory trust pursuant to the Delaware Statutory Trust Act (12 Del. Code §3801 et seq.) (the “Act”).

1.            NAME. The name of the statutory trust formed by this Certificate of Trust is Eagle Point Credit Company.

2.            REGISTERED OFFICE AND REGISTERED AGENT. The business address of the registered office of the Trust in the State of Delaware is and the name of the Trust’s registered agent at such address is Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808.

3.            EFFECTIVE DATE. This Certificate shall be effective on ______________, 2025 at 12:01 a.m. Eastern Standard Time.

4.            REGISTERED INVESTMENT COMPANY. The Trust will be a registered investment company under the Investment Company Act of 1940, as amended, upon the effective date and time of this Certificate.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

Scott W. Appleby, not in his individual	Jeffrey L. Weiss, not in his individual
capacity but as Trustee	capacity but as Trustee

Kevin F. McDonald, not in his individual	Thomas P. Majewski, not in his individual
capacity but as Trustee	capacity but as Trustee

Paul E. Tramontano, not in his individual	James R. Matthews, not in his individual
capacity but as Trustee	capacity but as Trustee

Exhibit C

Please see Appendix A to the Proxy Statement for the Declaration of Trust

APPENDIX C

SECTION 262 OF THE DGCL

8 Del.C. § 262

§ 262 Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1)	Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)	Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a.	Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b.	Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.	Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.	Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)	In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)	[Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1)	If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2)	If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3)	Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

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